                                                                   Exhibit 10.20

                                      LEASE

                                     Between

                    LINPRO CHICAGO LAND LIMITED PARTNERSHIP,
                        an Illinois limited partnership,

                                    Landlord,

                                       and

                       CHICAGO TITLE AND TRUST COMPANY, an
                              Illinois corporation,

                                     Tenant

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Premises, Term and Base Rent .........................................    1

2.   Additional Rent ......................................................    5

3.   Use of Premises ......................................................   17

4.   Delivery of Possession ...............................................   18

5.   Services .............................................................   18

6.   Condition and Care of Premises .......................................   24

7.   Surrender of Premises ................................................   25

8.   Holding Over .........................................................   27

9.   Rules and Regulations ................................................   27

10.  Rights Reserved to Landlord ..........................................   27

11.  Alterations ..........................................................   28

12.  Assignment and Subletting ............................................   30

13.  Waiver of Certain Claims; Indemnity ..................................   36

14.  Damage or Destruction by Casualty ....................................   37

15.  Eminent Domain .......................................................   39

16.  Default: Landlord's Rights and Remedies ..............................   40

17.  Subordination ........................................................   44

18.  Mortgagee Protection .................................................   44

19.  Insurance and Subrogation ............................................   45

20.  Nonwaiver ............................................................   46

21.  Estoppel Certificate .................................................   46

22.  Authority ............................................................   47

23.  Real Estate Brokers ..................................................   48

24.  Notices ..............................................................   48

25.  Miscellaneous ........................................................   49

26.  Quiet Enjoyment ......................................................   50

27.  Building Directory ...................................................   50

28.  Good Faith and Reasonableness ........................................   50


                                       (i)

                                                                            Page
                                                                            ----
29.  Landlord's Default and Tenant's Remedies .............................   51

30.  Title and Covenant Against Liens .....................................   52

31.  Secured Area .........................................................   53

32.  Bankruptcy or Insolvency .............................................   53

33.  Environmental Matters ................................................   55

34.  Exculpatory Provisions ...............................................   56

35.  Scheduled Commencement Date ..........................................   58

36.  Option to Extend .....................................................   60

37.  Tenant Improvement Allowance .........................................   61

38.  Existing Leases ......................................................   64

39.  Pre-Occupancy Expansion Space ........................................   65

40.  Project Identification; Address ......................................   67

41.  Escalators ...........................................................   70

42.  Pedestrian Tunnel ....................................................   70

43.  Display/Mini-theater Area, Security Desk
       Console and Lobby ..................................................   71

44.  Post-Occupancy Expansion Space .......................................   72

45.  Right of First Offer .................................................   76

46.  Termination Option ...................................................   80

47.  Participation in Net Cash Flow and Proceeds
       of Sale and Refinancing ............................................   81

48.  Parking ..............................................................   85

49.  Antenna/Satellite Dish ...............................................   86

50.  Existing Tenant Vacation; Commencement of
       Construction; Termination Payment;
       Schedule Advancement; Failure to Meet
       Low-Rise Access Date ...............................................   88

51.  Low-Rise Access Date; Substantial
       Completion; Termination Payment ....................................   90

52.  Financing Contingency ................................................   94

53.  Design Approval; South Tower .........................................   94

54.  Restrictions on Other Building Leases ................................   96

55.  Personal Guaranty; Letter of Credit ..................................   97


                                      (ii)

                                                                            Page
                                                                            ----
56.  Cooperation on Leasing Other Space ...................................   99

57.  Landlord's Assignment Rights .........................................   99

58.  Delay ................................................................  100

59.  Schedule .............................................................  100

60.  Rights Personal to Chicago Title and Trust
       Company ............................................................  100

61.  Market Rental Rate ...................................................  100

62.  Landlord's Construction ..............................................  102

63.  Kitchen Facilities ...................................................  102

64.  Future Rights to Lease Vault Space ...................................  104

65.  Determination By Arbitration .........................................  107

66.  Top Floor ............................................................  108

67.  Confidentiality ......................................................  108

68.  Short Form of Lease ..................................................  108

EXHIBITS

EXHIBIT A      LEGAL DESCRIPTION
EXHIBIT B      INTENTIONALLY DELETED
EXHIBIT C      RULES AND REGULATIONS
EXHIBIT D      CLEANING SPECIFICATIONS
EXHIBIT E      TENANT'S PERFORMANCE OF THE WORK
EXHIBIT F      ADDITIONAL VAULT SPACE
EXHIBIT G      INTENTIONALLY DELETED
EXHIBIT H      LOADING DOCK BAY
EXHIBIT I      SHORT FORM LEASE

ATTACHMENTS

Attachment     1    Location of Vault Space
Attachment     2    Access Date Specifications
Attachment     3    Escalator Models
Attachment     4    BOMA Standards
Attachment     5    Signage/Tenant Identification
Attachment     6    Building Perspective Rendering and Lobby
                    Perspective Rendering
Attachment     7    Intentionally Deleted
Attachment     8    Display/Mini-Theater Area
Attachment     9    Location of Initial Reserved Parking Spaces
Attachment     10   Schematic Drawings
Attachment     11   Outline Specifications
Attachment     12   Approved Retail Uses
Attachment     13   Time Schedule
Attachment     14   Personal Guaranty
Attachment     15   Force Majeure
Attachment     16   Typical Wall Detail For Four Buildings
Attachment     17   Special Measurement
Attachment     18   Pre-Construction Allowance
Attachment     19   Form of Letter of Credit
Attachment     20   Location of Lobby Space
Attachment     21   Examples of Proportionate Shares Using
                    Measurements A and B


                                      (iii)

For convenience of reference only the following is a schedule of some of the defined terms used in the following lease and where those terms are initially defined.

Schedule of Defined Terms                                              Section
-------------------------                                              -------
"30 North Lease"                                                         38
"Additional Rent Deposit"                                               2(b)(ii)
"Additional Rent Projection"                                            2(c)(i)
"Additional Rent"                                                         2
"Additional Vault Space Commencement Date"                               64(b)
"Additional Vault Space"                                                 64(a)
"Adjustment Date"                                                         2
"Adjustment Year"                                                         2
"Affiliate"                                                              12
"after-hours"                                                             5
"All risk"                                                               19
"as is"                                                                  12(c)
"Availability Notice"                                                    45(b)
"Available for Leasing"                                                  64(b)
"Available for Leasing"                                                  45
"BOMA Standards"                                                         2a
"Bankruptcy Code"                                                        32
"Base Rent"                                                               1
"Beneficial Occupancy"                                                   35
"Building Manager"                                                       13a
"Building"                                                                1
"cash stations"                                                          54(c)
"CERCLA"                                                                33b(i)
"CT&T Participation"                                                     47(a)
"CT&T Percentage"                                                       47a
"Chicago Commerce Center"                                                40(b)
"Chicago Title and Trust Company"                                        40(b)
"Commencement Date"                                                      35
"Commencement of construction"                                           50(b)
"Construction Termination Payment"                                       50(c)
"Consumer Price Index"                                                  2(b)(8)
"control"                                                                12(e)
"Current Lease"                                                          45(i)
"Default"                                                                16(a)
"Deposit"                                                                52(c)
"Developed Space"                                                        12
"Development Partnership"                                                46(f)
"Entire Development"                                                    408
"Environmental Laws"                                                    33b(ii)
"Equis"                                                                  23
"Escrow Agreement"                                                      52b
"Escrow"                                                                52b
"Escrowee"                                                              52b
"Estimated T/I Cost"                                                     37(c)
"Excess T/I Cost"                                                        37(c)
"Existing Leases"                                                        38
"Existing Tenant Vacation Termination Payment"                           50(a)
"Expense Adjustment"                                                    2(b)(ii)
"Expenses"                                                                2
"Expiration Date"                                                         1
"Financial Services"                                                     54(c)


                                      (iv)

Schedule of Defined Terms                                              Section
-------------------------                                              -------
"Financially Responsible"                                               12a
"First Expansion Option"                                                 44
"First Expansion Space"                                                 44a
"First Mortgage"                                                         17(a)
"First Mortgagee"                                                        17(a)
"First Offer Notice"                                                     45(a)
"First Offer Period"                                                     45(i)
"First Offer Space Commencement Date"                                    45(a)
"First Offer Space"                                                      45
"Force Majeure"                                                          42(c)
"Garage"                                                                1(a)
"Ground Lease"                                                           17(a)
"Ground Lessor"                                                          17(a)
"Hazardous Substances"                                                  33a(i)
"High-Rise Access Date"                                                  35
"High-Rise Commencement Date"                                            35
"High-Rise Rent Commencement Date"                                        1
"Holdover Costs"                                                         51(g)
"Holidays"                                                              5(a)
"Incurred"                                                               2a
"Informational Letter"                                                   50(b)
"Initial Office Premises"                                                 1
"Initial Premises"                                                        1
"Insolvency"                                                            32b
"Installation Area"                                                      49
"Kitchen Facilities"                                                      3
"Land"                                                                    1
"Landlord"                                                                1
"Landlord Delay"                                                        51a
"Landlord's Allowance"                                                   37
"Landlord's Expense Statement"                                          2(d)(i)
"Landlord's Tax Statement"                                              2(d)(ii)
"Landlord's partnership interest"                                        47(b)
"Lease Termination Payment"                                              46(b)
"Lease Year"                                                              1
"Leftover Space                                                          44
"Letter of Credit"                                                       55(a)
"Linpro"                                                                 47(a)
"Linpro Affiliate"                                                       47(b)
"Loading Dock Bay"                                                      5(k)
"Lobby Space"                                                             1
"Lobby Termination Date"                                                 46(f)
"Lobby Termination Notice"                                               46(f)
"Low-Rise Access Date"                                                   35
"Low-Rise Commencement Date"                                             35
"Low-Rise Rent Commencement Date"                                         1
"Market Rental Rate"                                                     61(a)
"Marketing Period"                                                       45(a)
"Measurement A"                                                          2a
"Measurement B"                                                          2a
"Monthly Base Rent"                                                       1
"Mortgage"                                                               17(a)
"Mortgagee"                                                              17(a)
"Net Cash Flow"                                                         47a
"Neutral"                                                               40b
"Non-Use"                                                               43a
"Nonsignificant Portion"                                                14c
"North Tower"                                                            40(a)
"Office Premises"                                                         1
"Opening Year"                                                          2(f)


                                       (v)

Schedule of Defined Terms                                              Section
-------------------------                                              -------
"Option Period"                                                         36
"Original Office Space"                                                  1
"Original Premises"                                                      1
"Original Vault Space"                                                  11
"Outside Access Date"                                                   51(b)
"Outside Date"                                                          51(a)
"Payment Determination Date"                                            46(b)
"Personal Guaranty"                                                     55(a)
"Phase One"                                                             40(a)
"Phase Two"                                                             40(a)
"Pollutant or Contaminant"                                              33b(i)
"Post-Occupancy Expansion Notice"                                       39(a)
"Post-Occupancy Expansion Option"                                       44
"Post-Occupancy Expansion Space Commencement Date"                      44(b)
"Post-Occupancy Expansion Space"                                        44
"Pre-Construction Allowance"                                            37b
"Pre-Occupancy Expansion Space"                                         39
"Pre-Occupancy Vault Space"                                              1
"Premises"                                                               1
"Prime Plus Rate"                                                       25g
"Proceeds"                                                              47a
"Project"                                                               2a
"Project Architect"                                                      1
"Projection Notice"                                                     2(c)(i)
"Projections"                                                           2(c)(i)
"Real Property"                                                         2(a)
"Recapture Period"                                                      12(c)
"Recaptured Space"                                                      12(c)
"Release Date"                                                          12(f)
"Release Request"                                                       12(f)
"Released Space"                                                        12(f)
"Rent"                                                                   1
"Rentable Area"                                                         2(a)
"Rentable Area of the Building"                                         2a
"Rentable Area of the Vault Space"                                      64b
"Rentable Premises"                                                      1
"SARA"                                                                  33b(i)
"Second Expansion Option"                                               44
"Second Expansion Space"                                                44a
"Secured Area"                                                          31a
"South Tower"                                                           40(a)
"Substantial completion"                                                35
"Substantial Portion of the Premises                                    14c
"Tax Adjustment"                                                        2(b)(i)
"Tax and Expense Cap"                                                   2(b)
"Taxes"                                                                 2a
"Tenant Improvements"                                             Ex. E & ss. 37
"Tenant"                                                                 1
"Tenant's Management Fee"                                               2(b)
"Tenant's Proportionate Share"                                          2a
"Tenant's Space Planner"                                                 1
"Term"                                                                   1
"Termination Date"                                                      46(a)
"Termination Notice"                                                    46(a)
"Third Expansion Option"                                                44
"Third Expansion Space"                                                 44a
"title insurance"                                                       40(c)
"Top Floor"                                                              1


                                      (vi)

Schedule of Defined Terms                                              Section
-------------------------                                              -------
"Tower"                                                                 40(b)
"Undeveloped Space"                                                     12(c)
"Vault Availability Notice"                                             64(b)
"Vault Offer Notice"                                                    64(b)
"Vault Offer Period"                                                    64(b)
"Vault Space"                                                            1
"Vertical Penetrations"                                                 2a
"Window Period"                                                         44b
"Work"                                                                  37


                                      (vii)

                                      LEASE

      THIS LEASE is made as of the 24th day of July, 1989, by and between LINPRO CHICAGO LAND LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord"), and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation ("Tenant"). For convenience of reference only, attached to the beginning of this lease is a Schedule of defined terms used in this lease and the Section in which those terms are initially defined. All defined terms used herein shall have the meanings ascribed to them in the Section identified in the aforereferenced Schedule.

                              W I T N E S S E T H:

      WHEREAS, Landlord owns the Land (defined below);

      WHEREAS, Landlord proposes to construct on the Land an office building containing at least forty (40) stories above street level and approximately 950,000 square feet of rentable area in accordance with and subject to the terms and provisions of this lease; and

      WHEREAS, Landlord and Tenant desire to enter into this lease;

      NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, Landlord and Tenant covenant and agree as follows:

      1. Premises, Term and Base Rent.

            (a) Premises and Term. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises defined in the next paragraph in the office building (the "Building") to be located on the west half of the block bounded by Clark, Randolph, Lake and Dearborn Streets in Chicago, Illinois 60602, which real estate (the "Land") is depicted on Exhibit A attached hereto and made a part hereof (which Land does not include the North Tower [Phase Two]), together with the right to use in common with other tenants the entrances, hallways, corridors, lobbies, rotunda, public lavatories, elevators, escalators, stairways, loading docks and other common areas and the license to use the mini-theater area and security desk as described in Section 43 hereof and the Loading Dock Bay described in Section 5(k) hereof, for a term ("Term") commencing on the Low-Rise Commencement Date and ending on the last day of the month prior to the month in which the twentieth (20th) anniversary date of the Low-Rise Commencement Date occurs, subject to extension as provided in Section 35 (the "Expiration Date"), unless sooner terminated as provided herein, paying as rent therefor the sums hereinafter provided, without any setoff, abatement, counterclaim or deduction whatsoever, except as otherwise expressly permitted herein. The Term with respect to all space leased by Tenant in the Building, including, without limitation, Pre-Occupancy Expansion Space, Post-Occupancy Expansion Space, First Offer Space, Vault Space and Lobby Space shall end on the same date as the termination date for the lease of the Initial Premises, as extended, subject to earlier termination as provided in this lease.

      Initially, the Premises shall consist of (i) office space on floors 2 through 9 and part of floor 10 of the low-rise portion of the Building and the top floor (the "Top Floor") of the high rise portion of the Building which, based on existing design plans for the Building, are estimated to contain a total of approximately 248,000 square feet of Rentable Area, (ii) vault space on lover level III of the Building which, based on existing design plans for the Building, is estimated to contain approximately a total of 13,500 square feet of Rentable Area and (iii) space in the lobby of the Building ("Lobby Space") which, based on existing design plans for the Building, is estimated to contain a total of approximately 1500 square feet of useable area, all of the foregoing as shown in the schematic drawings attached as Attachment 10.

      Notwithstanding anything herein to the contrary, the Top Floor will contain not more than one hundred five percent (105%) nor less than ninety percent (90%) of the gross floor area shown on the schematic drawings as Attachment 10 for the Top Floor and each of the low-rise floors of the Building will contain not more than one hundred five percent (105%) nor less than ninety-five percent (95%) of the gross floor area shown in the schematic drawings attached hereto as Attachment 10 for such floor, except floor 2 is not less than 89% and floor 3 is not less than 92% and except as specifically permitted with respect to Post-Occupancy Expansion Space described in Section
44. The Building will contain not less than forty (40) stories above street level. The configuration, location and size of the Vault Space as shown in Attachment 1 and in the schematic drawings attached hereto as Attachment 10 may be changed by Landlord prior to the date that is six (6) months after the commencement of construction of the Building to accommodate physical conditions and Building engineering and structural requirements, so long as the Vault Space is one contiguous block of space on one level, is contiguous to the parking garage forming a part of the Building (the "Garage"), is served by the low-rise passenger elevator, freight elevator and garage elevator in the general location shown on Attachment 1 hereto and the aggregate area of all of the Vault Space is not reduced by more than ten percent (10%). At such times as the floor plans for the Building are finalized, but in no event later than the commencement of construction, Landlord and Tenant shall enter into an amendment to this lease, which amendment shall have copies of the floor plans attached and the precise location of the Original Premises shall be designated thereon.

      When construction of the core and shell of the Building has progressed sufficiently to allow computation of the actual Rentable Area or useable square feet, as appropriate, contained in each of the components of the Premises and in the Building, and Tenant's Proportionate Share, Landlord's architect for the construction of the Building (the "Project Architect") and the space planner retained by Tenant to design and supervise construction of the Premises ("Tenant's Space Planner") shall independently determine, in accordance with the provisions of this lease, the Rentable Area or useable square feet, as appropriate, contained in each of the components of the Premises and in the Building and Tenant's Proportionate Share, and shall each promptly furnish such determinations to Landlord and Tenant and supply to Landlord and Tenant all computations, measurements, plans and other back-up information. In the event the Project Architect and Tenant's Space Planner do not make the same determination of the Rentable Area or useable square feet, as appropriate, contained in any of the components of the Premises or in the Building, or Tenant's Proportionate Share, such number(s) shall be determined by arbitration in accordance with Section 65 hereof. The losing party (or the party further from the arbitrator's determined number) shall pay the costs of arbitration. The determinations of Rentable Area or useable square feet, as appropriate, or Tenant's Proportionate Share arrived at pursuant to this Section 1(a) shall be final and binding on Landlord and Tenant for all purposes under this lease including, without limitation, the calculation of Base Rent and Additional Rent. If (x) the size, configuration or location of the Vault Space is changed from that shown in the schematic drawings attached hereto as Attachment 10, or (y) the Rentable Area or useable square feet, as the case may be, of the Building, or any portion of the Premises is determined to be different than that set forth above and on the Exhibits attached hereto, or (z) Tenant's Proportionate Share is changed in accordance with the foregoing then within ten (10) days after either party's request, both parties shall confirm such change in an amendment to this lease.

      All office space leased as of the date hereof is referred to as "Original Office Space". All Vault Space leased as of the date hereof is referred to as "Original Vault Space". Original Office Space and Original Vault Space is referred to herein as the "Original Premises". Original Office Space and Pre-Occupancy Expansion Space is referred to herein as "Initial Office Premises". Initial Office Premises, Lobby Space, Original Vault Space and Vault Space other than Original Vault Space leased by Tenant prior to the Low-Rise Commencement Date are collectively called "Initial Premises". All office space being leased by Tenant from time to time pursuant to the terms hereof is referred to herein as "Office Premises". All vault space being leased by Tenant from time to time pursuant to the terms hereof is referred to herein as "Vault Space". The Office Premises, and the Vault Space, together with all Lobby Space leased by Tenant from time to time pursuant to the terms hereof is referred to herein as "Premises". The Premises exclusive of the Vault Space is referred to herein as the "Rentable Premises".

      Tenant shall have the full use, on each single-tenant floor of the low-rise portion of the Office Premises, of that portion of the central core thereof depicted on Attachment 17, in addition to the other areas Tenant is entitled to use pursuant to this Section 1(a) on all single-tenant floors in the low-rise, mid-rise and high-rise portions of the Building.

            (b) Base Rent. Tenant shall pay annual base rent ("Base Rent") to Landlord for the Premises as hereinafter set forth, payable in equal monthly installments ("Monthly Base Rent") in advance on the Low-Rise Rent Commencement Date and High-Rise Rent Commencement Date, as the case may be, and on the first day of each calendar month thereafter of the Term, except as hereinafter provided. If the Low-Rise Rent Commencement Date shall be any date except the first day of a calendar month, then Monthly Base Rent for such partial calendar month shall be prorated based on the Base Rent for the first Lease Year. If the High-Rise Rent Commencement Date shall be any date except the first day of a calendar month, or if the Term shall end on any day except the last day of a calendar month, then Monthly Base Rent for any such partial calendar month shall be prorated based on the Base Rent for the then current Lease Year.

      Base Rent for the Initial Premises (other than the Top Floor) shall commence on the Low-Rise Rent Commencement Date, except for space described in
Section 35 whose occupancy and Rent may be deferred to October 1, 1993. Base Rent per square foot of Rentable Area (as determined pursuant to Section 1(a)) per year for the Original Office Space, exclusive of the Top Floor, for the initial Term will be:

                  Lease Years                  Base Rent
                  -----------                  ---------
                  Lease Years 1 - 4             $16.50
                  Lease Years 5 - 8             $19.50
                  Lease Years 9 - 12            $22.50
                  Lease Years 13 - 16           $25.50
                  Lease Years 17 - 20           $28.50

      As used herein the term "Lease Year" shall mean each twelve-month period falling within the Term commencing on the first day of the calendar month in which the Low-Rise Rent Commencement Date occurs or an anniversary of the first day of the calendar month in which the Low-Rise Rent Commencement Date occurs.

      Base Rent for the Top Floor will commence on the High-Rise Rent Commencement Date. Base Rent per square foot of Rentable Area per year for the Top Floor for the initial Term will be:

                  Lease Years                  Base Rent
                  -----------                  ---------
                  Lease Years 1 - 4             $18.50
                  Lease Years 5 - 8             $22.50
                  Lease Years 9 - 12            $26.50
                  Lease Years 13 - 16           $30.50
                  Lease Years 17 - 20           $34.50

In lieu of the Base Rent schedule stated above for the Top Floor, Tenant may, by notice to Landlord before the end of the eighteenth (18th) month prior to the Low-Rise Commencement Date (as then determined based on the Low-Rise Access
Date), elect to fix rent for the initial Term at ninety-two percent (92%) of the Market Rental Rate for terms comparable to the Term for space comparable to the Top Floor commencing on the High-Rise Commencement Date. In advance of such date Tenant may request a determination of the Market Rental Rate. If the parties hereto cannot agree on the Market Rental Rate, such Rate shall be determined in accordance with the provisions of Section 61(b) hereof. If actual Base Rent for the Top Floor is ultimately determined by reference to the Market Rental Rate as aforesaid, then the amount of tenant improvement allowance, if any, the formula for measuring Rentable Area and all other economic concessions granted in this lease with respect to the Top Floor will be governed by the Market Rental Rate.

      Base Rent for the Original Vault Space will be Twelve Dollars ($12.00) per square foot of Rentable Area per year for the initial Term; Tenant shall not be obligated to pay any Additional Rent with respect to the Vault Space.

      For the first Lease Year, Base Rent for the Lobby Space will be the sum of
(i) Twenty-Four and 50/100 Dollars ($24.50) per square foot of useable area, plus (ii) Ten and 00/100 Dollars ($10.00) per square foot of useable area. Each Lease Year thereafter, Base Rent for the Lobby Space shall be increased by the sum of (x) seventy-four cents ($.74), plus (y) thirty-five cents ($.35) per annum per square foot of useable space. The payments described in (ii) and (y) of this paragraph are to be paid by Tenant in lieu of any payment for Taxes and Expenses allocable to the Lobby Space.

      For the first Lease Year Tenant shall pay Base Rent for its exclusive license to use the Loading Dock Bay, as described in Section 5(k) hereof, in the amount of $17,500.00. Each Lease Year thereafter, Base Rent for the Loading Dock Bay shall be increased by $500.00. Tenant shall have no obligation to pay any Taxes or Expenses allocable to the Loading Dock Bay.

      Tenant shall be entitled to occupy the Initial Premises, exclusive of the Top Floor, on the Low-Rise Commencement Date and begin payment of Rent for such space thirty (30) days after the Low-Rise Commencement Date ("Low-Rise Rent Commencement Date"), except that Tenant may defer occupancy of forty-six thousand (46,000) square feet of Rentable Area in the low-rise portion of the Building and payment of Rent on such space until October 1, 1993, if by February 1, 1992, Tenant has leased at least seventy percent (70%) of one (1) floor of Pre-Occupancy Expansion Space. Tenant shall be entitled to occupy the Top Floor and obligated to begin payment of Rent on the Top Floor thirty (30) days after the High-Rise Commencement Date (the "High-Rise Rent Commencement Date").

      Base Rent, Additional Rent, Additional Rent Deposits and all other amounts becoming due from Tenant to Landlord hereunder (collectively the "Rent") shall be paid in lawful money of the United States to Landlord c/o The Linpro Company, 55 West Wacker Drive, Suite 1120, Chicago, Illinois 60601 or as otherwise designated from time to time by written notice from Landlord to Tenant.

      Within thirty (30) days after each of the Low-Rise Rent Commencement Date and the High-Rise Rent Commencement Date, or at such earlier times as such dates can be confirmed, Landlord and Tenant shall enter into a written amendment(s) to this lease confirming such dates.

      2. Additional Rent. In addition to paying the Base Rent specified in
Section 1 hereof, Tenant shall pay to Landlord as additional rent the amounts (collectively called "Additional Rent") determined in accordance with this
Section 2:

            (a) Definitions. As used in this lease the following terms shall have the following meanings:

                  (i) "Adjustment Date" shall mean the first day of the Term and each January 1 thereafter falling within the Term.

                  (ii) "Adjustment Year" shall mean each calendar year during which an Adjustment Date falls.

                  (iii) "Expenses" shall mean those normal and reasonable costs and expenses paid or incurred (i.e., those costs and expenses for which invoices have been received and which are payable during the Adjustment Year in question or no later than forty-five (45) days after the end of the Adjustment

Year with respect to which such items are being included in Expenses) by or on behalf of Landlord (determined using generally accepted accounting principles consistently applied based upon information contained in annual certified audits for the calendar years in which such costs and expenses were paid or incurred and reduced by any discount, allowance and reimbursement received by or on behalf of Landlord) for owning, managing, operating, maintaining and repairing the Building, the land upon which the Building stands (the "Land") and the personal property used in conjunction therewith (said Building, Land and personalty herein collectively called the Project") (or allocated to the Project under easement agreements, operating agreements, parking agreements, declarations, covenants or instruments providing for easements, the sharing of facilities or payment for services in, on or under the Land) including without limitation: the cost of maintaining adjoining pedestrian tunnels and walkways and related lighting, the cost of security and security devices and systems, snow and ice and trash removal, cleaning and sweeping, planting decorations, flowers and landscaping, maintenance and repair of utility systems, telephone building riser cable, elevators and escalators; electricity, gas, steam, water sewers, fuel, heating, lighting, air conditioning; window cleaning; janitorial service; insurance (including but not limited to, fire, extended coverage, all risk, liability, worker's compensation, elevator, or any other insurance carried by the Landlord and applicable to the Project), painting; uniforms; management fees; supplies, sundries; sales or use taxes on supplies or services; permits and similar fees and charges related to the ownership, management, operation, repair and maintenance of the Project (but excluding permit and similar fees and charges incurred in connection with work in any tenant space) the share of costs and expenses allocated to the Building and the Land relating to the management, maintenance, operation and repair of any common lobby or other facilities connecting the Building or any of its facilities to any other adjoining building, facilities or land; cost of wages and salaries of all persons engaged in the operation, management, maintenance and repair of the Project, and so-called fringe benefits (including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the Project); the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing of the Project; legal and accounting expenses (including, but not limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes); sales and excise taxes; or any other expense or charge which would be considered as an expense of owning, managing, operating, maintaining or repairing the Project, whether or not the expense may be considered a capital improvement except as hereinafter provided. Items included in Expenses for an Adjustment Year because "incurred" with respect to such Adjustment Year as provided aforesaid shall not be included in Expenses for any subsequent Adjustment Year when paid.

      Expenses shall not include the following:

            1. Costs or other items included within the meaning of the term "Taxes" (as hereinafter defined);

            2. Costs of renovating or otherwise improving or decorating, painting and redecorating space for tenants or other occupants of the Building, and any architectural, legal and engineering costs occasioned thereby;

            3. Costs of alterations and relocations of the premises of tenants of the Building;

            4. Costs of a capital nature, including, but not limited to, capital improvements, capital repairs, capital equipment and capital tools which, under generally accepted accounting principles, are not regarded as operating or maintenance expenses, but not excluding capital improvements set forth below;

            5. Depreciation and amortization, except as hereafter provided;

            6. Interest on debt or amortization payments on mortgages and ground rental payments;

            7. Legal fees in connection with disputes with tenants (excepting legal fees in seeking to enforce Building rules and regulations);

            8. Fines and penalties on late payments and penalty charges incurred by Landlord due to the violation of any law;

            9. Real estate brokerage and leasing commissions and any other costs and expenses incurred in connection with leasing;

            10. Advertising and promotional expenditures;

            11. Any expenditures for which Landlord has been reimbursed by tenants (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases);

            12. Repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain;

            13. Landlord's cost of electricity and other services that are sold to tenants and for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the basic rent payable under the lease with such tenant payable on account of said cost of electricity and other services;

            14. Expenses in connection with any service or other benefits of a type which are not provided to Tenant pursuant to the express provisions hereof but which are provided to another tenant or occupant;

            15. Costs incurred due to violation by Landlord of the terms and conditions of any lease;

            16. Overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Building, to the extent only that the costs of such services exceed the competitive cost of such services were they not so rendered by such subsidiary or affiliate;

            17. Landlord's general overhead;

            18. Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;

            19. All items and services for which Tenant directly reimburses Landlord or pays third persons;

            20. Management fees;

            21. Costs for acquisition of sculpture, paintings, or other objects of art;

            22. Wages, salaries, or other compensation paid to any executive employees of Landlord or Landlord's beneficiary above the grade of building manager;

            23. Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment which is used to provide janitorial services and which is not permanently affixed to the Building;

            24. Title insurance, automobile insurance, key man and other life insurance, long-term disability insurance and health, accident and sickness insurance, except only for group plans providing reasonable benefits to persons of the grade of building manager and below employed and engaged on a substantially full time basis in operating and managing the Building;

            25. Costs and expenses incurred by Landlord in performance of its obligations under Section 33 of this lease, except those incidental costs normally incurred in cleaning the Building without regard to Environmental laws;

            26. Premiums under physical damage insurance policies insuring the Building which are attributable or allocable to coverage of improvements and betterments to space for tenants or other occupants of the Building necessitated by the specific needs of such tenants or occupants;

            27. Costs of correcting defects in the initial construction of the Building; provided, however, that the foregoing shall be deemed not to include costs of repairs required because of ordinary wear and tear;

            28. Costs incurred in the operation of the Garage; and

            29. Costs incurred only in connection with the retail space.

      Notwithstanding anything contained in the above definition of Expenses to the contrary:

            (A) The annual amortization of the cost of any capital improvements to the Building made after the date of this lease which reduce Expenses (provided that the amount of principal and interest included in Expenses in any year pursuant hereto shall not exceed the reduction in Expenses resulting from such capital improvement in such year) and the annual amortization of the cost of those capital improvements made after the Commencement Date which are required under any governmental laws, regulations, or ordinances constituting new legislation not enacted or applicable to the Building prior to the Commencement Date, amortized in accordance with generally accepted accounting principles shall be included in Expenses; provided, however, in the event that in calculating expenses for any other tenant in the Building during the period prior to the fifth (5th) anniversary of the Commencement Date any capital improvements (or the annual amortization thereof) required by any law, regulation or ordinance constituting new legislation not enacted or applicable to the Building prior to the commencement date of such tenant's lease are excluded, such capital improvements (or the annual amortization thereof, as the case may be) shall be excluded from Expenses hereunder. If Landlord shall lease such item of capital equipment, then the rentals or other operating costs paid pursuant to such leasing shall be included in Expenses for each year in which they are paid or incurred. In any Adjustment Year, the portion includible in Expenses shall be the annual amortization of such cost using as the amortization period such period as is provided for in accordance with generally accepted accounting principles, together with interest on the unamortized cost of any such improvements at the prevailing rate available to Landlord for a capital improvement loan on the date the cost of such improvements was incurred.

            (B) If (x) the office area of the Building is not fully occupied by tenants during all or a portion of any Adjustment Year or (y) Landlord is not furnishing cleaning and janitorial service or energy for HVAC service (the cost of which, if performed by Landlord, would be included in Expenses) to a tenant in the Building who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, then Landlord may elect to make an appropriate adjustment in the cleaning (including, supplies) and janitorial cost component of Expenses and in the energy for HVAC and elevator cost components of Expenses for the year, by adjusting the cleaning (including, supplies) and janitorial and energy for HVAC and elevator cost components of Expenses which vary with the occupancy level of the Building, to reflect the Expenses that would have been paid or incurred by Landlord for such year had the office area of the Building been fully occupied by tenants during such entire Adjustment Year or had such work or service been provided to such tenant, employing sound accounting and management principles.

            (C) If any item of Expenses, though paid or incurred in one calendar year, relates to more than one calendar year, such item will be proportionately allocated among such related calendar years.

                  (iv) "Taxes" shall mean real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges (to the extent not included as Expenses), taxes based upon leases or the receipt of rent, and any other federal, state or local governmental charge, general, special ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by the Landlord's income or profits, except as provided herein), which may now or hereafter be levied, assessed or imposed against the Land or the Building or Landlord as a result of its ownership of the Real Property. The Building and the Land are herein collectively called the "Real Property". Taxes shall not include any penalties or interest paid by reason of delinquencies in payment of any item of Taxes.

      Notwithstanding anything contained in the above definition of Taxes to the contrary:

            (A) If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Real Property, the rents or other income therefrom or any leases of any part thereof, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Landlord.

            (B) Notwithstanding the year for which any such Taxes or assessments are levied, in the case of special taxes or assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon, paid during an Adjustment Year shall be included in Taxes for that year. All references to Taxes "for" a particular Adjustment Year shall be deemed to refer to Taxes levied or assessed during such Adjustment Year without regard to when such Taxes are due and payable. Refunds of Taxes shall be deducted from Taxes for the year with respect to which such Taxes had been originally paid. Landlord represents that to the best of its knowledge there are no existing or future special assessments relating to the Real Property.

            (C) There shall be excluded from such Taxes any use and occupancy tax which Landlord may be required by law to collect from Tenant for payment to any governmental authority, which Tenant shall pay separately to Landlord upon demand if and to the extent Landlord is required by law to collect such tax for any such governmental authority.

                  (v) "Rentable Area of the Building" shall mean the sum of the areas on all floors of the Building computed by measuring to the center line of the exterior glass wall on each entire floor, plus portions of mechanical space and common service and lobby areas in the Building and excluding only public stairs, elevator shafts, flues, stacks, pipe shafts and vertical ducts ("vertical penetrations"). No deduction shall be made for Building columns or projections.

                  (vi) "Rentable Area" shall mean the product of (a) the gross floor area measured to the centerline of glass less the entire core area multiplied by (b) 1.08 for the Initial Office Premises ("Measurement A"). In any event, the Rentable Area of the Initial Office Premises shall not exceed the number of rentable square feet calculated following the "Standard Method for Measuring Floor Area in Office Buildings" issued August, 1980 by Building Owners and Managers Association

International, a copy of which is attached hereto as Attachment 4, subject to qualifications set forth in Attachment 4 ("BOMA Standards"). The definition of Rentable Area for all office space leased after February 1, 1992 ("Measurement B") shall be based on BOMA Standards plus a prorata share of above-grade centralized mechanical areas (which above-grade centralized mechanical areas will not include the typical core area [defined in Attachment 17] on a typical office floor). Where market rental rate determines the calculation of rentable area, if different than Measurement A or B (whichever would otherwise be applicable), then the formula used in market rental rate will govern. The prorata share of above-grade centralized mechanical areas for Measurement B will be the fraction using the rentable square feet of area to be leased divided by the area of office space in the Building, in each case using BOMA Standards. No deduction shall be made for Building columns or projections. The Rentable Area of the Vault Space shall be calculated pursuant to BOMA Standards as if it were office space leased after February 1, 1992.

                  (vii) "Tenant's Proportionate Share" shall mean, for Original Office Space, Pre-Occupancy Expansion Space and Post-Occupancy Expansion Space, the sum of the proportionate shares for such space, each expressed as a fraction whose numerator and denominator are as follows:

                        (A) For Original Office Space and Pre-Occupancy Expansion Space using Measurement A.

Numerator     =    Rentable Area of such space using Measurement/A (Total
---------          Rentable Area of all office space in Premises which uses
Denominator        Measurement A) plus (total rentable area of all office space in the Building [other than office space in the Premises which uses Measurement A] calculated using BOMA Standards, multiplied by 1.04)

                        (B) For Post-Occupancy Expansion Space and First Offer Space using Measurement B.

Numerator     =    Rentable Area of such space using Measurement B (Total
---------          Rentable Area of all office space in the Premises which uses
Denominator        Measurement A calculated using Measurement B) plus (total
                   rentable area of all office space in the Building [other than office space in the Premises which uses Measurement A] calculated using Measurement B)

Examples of calculations (a) and (b) above are set forth in Attachment 21.

                        (C) For any office space in the Premises whose rentable area is not calculated using Measurement A or Measurement B because Market Rental Rate applied to the rent for such space.

Numerator     =    Rentable Area of such space using measurement formula which
---------          was part of Market Rental Rate Rentable Area of all office
Denominator        space in the Building using measurement formula which was
                   part of market rental rate

            (b) Computation of Additional Rent. Tenant shall pay as Additional Rent for each Adjustment Year the following amounts in accordance with Sections 2(c) and 2(d) hereof and subject to Section 2(c)(i)C hereof:

                  (i) Tenant's Proportionate Share of Taxes for such Adjustment Year (the "Tax Adjustment"); plus

                  (ii) Tenant's Proportionate Share of Expenses for such Adjustment Year (the "Expense Adjustment"); plus

                  (iii) Tenant's Management Fee which shall be equal to four percent (4%) of Base Rent from time to time.

Notwithstanding anything herein to the contrary Tenant shall not be obligated to pay Additional Rent for (x) any part of the Premises for any period prior to the Low-Rise Rent Commencement Date or (y) the Top Floor for any period prior to the High-Rise Rent Commencement Date. Tenant's obligation for the Tax Adjustment and Expense Adjustment with respect to a Lease Year (being Tenant's Proportionate Share of Taxes and Expenses calculated pursuant to the following paragraph) shall not exceed the Tax and Expense Cap applicable to such Lease Year. The fact that such Tax Adjustment for purposes of such limitation is being calculated using Taxes paid as opposed to Taxes "for" a particular year does not modify Tenant's obligation to pay Tax Adjustment based on Taxes "for" an Adjustment Year.

      For purposes of this lease, the term "Tax and Expense Cap" shall mean (i) Six Dollars ($6.00) multiplied by the Rentable Area of the Office Premises for the first Lease Year; (ii) Ten Dollars ($10.00) multiplied by the Rentable Area of the Office Premises for the second Lease Year; and (iii) Sixteen Dollars ($16.00) multiplied by the Rentable Area of the Office Premises for the third Lease Year; provided that in the event that tenants occupy sixty percent (60%) of the Rentable Area of the Building at any time during the second Lease Year, the Tax and Expense Cap for the third Lease Year shall be Sixteen and 80/100 Dollars ($16.80) multiplied by the Rentable Area of the Office Premises, and in the event that tenants occupy eighty percent (80%) of the Rentable Area of the Building at any time during the second Lease Year, the Tax and Expense Cap for the third Lease Year shall be Seventeen and 60/100 Dollars ($17.60) multiplied by the Rentable Area of the Office Premises. In determining whether the Tax and Expense Cap has been exceeded for any Lease Year, Taxes and Expenses to be used for the Lease Year in question shall be calculated in accordance with the following:

      (1) Taxes paid during a Lease Year which does not begin on a January 1 shall be deemed to be the sum of the following:

            Taxes actually paid during the Adjustment Year during which the Lease Year commences

            X     number of days in the Lease Year falling within such
                  Adjustment Year
                  ----------------------------------------------------
                  Number of days in such Adjustment Year

            plus

            Taxes actually paid during the Adjustment Year during which the Lease Year ends

            X     number of days in the Lease Year falling within such
                  Adjustment Year
                  ----------------------------------------------------
                  Number of days in such Adjustment Year

      (2) Expenses for a Lease Year which does not begin on a January 1 shall be deemed to be the sum of the following:

            Expenses for the Adjustment Year during which the Lease Year commences

            X     number of days in the Lease Year falling within such
                  Adjustment Year
                  ----------------------------------------------------
                  Number of days in such Adjustment Year

            plus

            Expenses for the Adjustment Year during which the Lease Year ends

            X     number of days in the Lease Year falling within such
                  Adjustment Year
                  ----------------------------------------------------
                  Number of days in such Adjustment Year

            (c) Payments of Additional Rent; Additional Rent Deposit; Projections. Tenant shall pay Additional Rent to Landlord in the manner hereinafter provided.

            (i) Tax Adjustment and Expense Adjustment. The aggregate of payments required to be made by Tenant on account of Tax Adjustment and Expense Adjustment for any Adjustment Year until the actual Tax Adjustment and Expense Adjustment for such Adjustment Year are determined is herein called "Additional Rent Deposit".

                  (A) Landlord may, at any time and from time to time prior to each Adjustment Date and from time to time during or after the Adjustment Year in which such Adjustment Date falls, but not more than three times for each Adjustment Year, deliver to Tenant a written notice or notices ("Projection Notice") setting forth (1) Landlord's reasonable estimates, forecasts or detailed (consisting of, among other things, reasonable line-item detail, including delineation of all line items of Taxes (but only if Tenant is paying Taxes on a monthly basis) and Expenses in excess of $100,000 for the Building as a whole) projections (collectively, the "Projections") of Taxes or Expenses for such Adjustment Year, and (2) Tenant's Additional Rent Deposit (setting forth the Expense Adjustment component and Tax Adjustment component separately), being Tenant's Proportionate Share of the Projections, taking into consideration any limitation imposed by the Tax and Expense Cap. Tenant may request and Landlord shall allow Tenant to review, in Landlord's management office, Landlord's back-up information and bids used in arriving at the Projections. Notwithstanding any Projections set forth herein or in any Projection Notice furnished to Tenant by Landlord, Landlord does not thereby make any representations or warranties as to actual amounts of Tax Adjustment and Expense Adjustment for any such Adjustment Year, which actual amounts may be higher or lower than said Projections. In the event the Projections are higher than those for the prior Adjustment Year by $100,000 or more for any individual item for the Building as a whole included within the Projections, Tenant may, by written notice to Landlord within sixty days of Tenant's receipt of the Projection Notice, contest Landlord's determination of the Projections, whereupon the Projections and the Additional Rent Deposit shall be finally determined by arbitration in accordance with Section 65 hereof. Tenant shall include in such written notice its reasons for so objecting to the Projections. Pending resolution as stated aforesaid, Tenant shall pay the contested item of Taxes and/or Expenses based upon the Tax Adjustment and Expense Adjustment figures for such contested item for the prior Adjustment Year.

                  (B) On or before the first day of the next calendar month
            following Landlord's service of a Projection Notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord, at the time and in the same manner as payment of Base Rent, one-twelfth (1/12) of the Additional Rent Deposit shown in the Projection Notice. Within thirty (30) days following Landlord's service of a Projection Notice, Tenant shall pay Landlord a lump sum equal to the Additional Rent Deposit shown in the Projection Notice less (1) any payments of Additional Rent Deposit previously made during such Adjustment Year, and (2) monthly installments on account of Additional Rent Deposit not yet due and payable for such Adjustment Year. Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall pay to Landlord a monthly installment of Additional Rent Deposit on the first day of each month equal to the latest monthly installment of Additional Rent Deposit. Landlord shall furnish Tenant with the amount of the initial monthly installment of Additional Rent Deposit before the Commencement Date.

                  (C) Notwithstanding anything in this Section 2 to the
            contrary, if Tenant is not in Default under this lease and Chicago Title and Trust occupies at least 100,000 square feet of Rentable Area in the Building, the Additional Rent Deposit shall not include the Tax Adjustment component thereof. In such event, Landlord shall deliver to Tenant a copy of each bill for Taxes after it is received by Landlord, together with a calculation of Tenant's Proportionate Share of such Taxes pursuant to Section 2(b). Tenant shall deliver a check drawn on an account of Tenant and payable to the appropriate taxing authority in an amount equal to Tenant's Proportionate Share of such Taxes to Landlord within ten (10) days of Tenant's receipt of a copy of such bill and the calculation of Tenant's Proportionate Share as stated aforesaid, but provided that Landlord has furnished Tenant with a copy of such bill and such calculation of Tenant's Proportionate Share not less than ten (10) business days before the date such Taxes must be paid to the Cook County Collector's Office, Tenant shall deliver such check to Landlord not later than five (5) business days before the due date for payment of such Taxes. A copy of the Tax bill marked paid by the Cook County Collector's Office shall be delivered to Tenant no later than thirty
            (30) days after payment of such Taxes. Upon expiration of the Term or if Tenant moves out of the Premises prior to lease expiration, Landlord may require Tenant to pay an estimate of, or give Landlord reasonable security for payment of, Tenant's Tax Adjustment attributable to periods of Tenant's prior occupancy for which bills for Taxes have not yet been received from governmental authorities, if Landlord reasonably deems itself insecure as to payment of such future Tax Adjustments. Tenant's right to pay Tenant's Proportionate Share of Taxes when bills for Taxes are received from governmental authorities is personal to Chicago Title and Trust Company and any Affiliate (as such term is defined in Section 12(a) hereof) of Chicago Title and Trust Company. Landlord's Tax Statement described in Section 2(d)(ii) shall not be required except in instances where a readjustment is required because Tenant has underpaid or overpaid Tax Adjustment pursuant to this Section 2(c)(i)(C).

            (ii) Tenant's Management Fee shall be paid in Monthly installments equal to 1/12 of Tenant's Management Fee at the same time when Base Rent is due.

            (d) Readjustments. The following readjustments with regard to the Tax Adjustment and Expense Adjustment shall be made by Landlord and Tenant:

            (i) Following the end of each Adjustment Year and after Landlord has determined the actual amount of Expenses for such Adjustment Year (which calculation Landlord shall use reasonable efforts to make within one hundred twenty (120) days following the end of each Adjustment Year, but which calculation shall be made no later than two hundred seventy (270) days following the end of such Adjustment Year), Landlord shall notify Tenant in writing (any such notice of Expenses and Expense Adjustment is herein called "Landlord's Expense Statement") of such actual Expenses and Tenant's Expense Adjustment for such Adjustment Year. If the Expense Adjustment for such Adjustment Year exceeds the Expense Adjustment component of the Additional Rent Deposit paid by Tenant during such Adjustment Year, then Tenant shall, within forty-five (45) days after the date of Landlord's Expense Statement, pay to Landlord an amount equal to such excess. If the Expense Adjustment component of the Additional Rent Deposit paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall, within forty-five (45) days after the date of Landlord's Expense Statement, pay to Tenant such excess, which duty shall survive the termination or expiration of this Lease, or at the option of Tenant, apply such excess to the next succeeding payments of Rent coming due hereunder; provided, however, if Tenant is in Default under this lease, Landlord may first apply such excess to cure the Default and then pay any remaining amounts to Tenant.

            (ii) Following the end of each Adjustment Year and after Landlord has determined the actual amount of Taxes for such Adjustment Year, Landlord shall notify Tenant in writing (any such notice of Taxes and Tax Adjustment is herein called "Landlord's Tax Statement") of such Taxes for such Adjustment Year. If the actual Tax Adjustment for such Adjustment Year exceeds the Tax Adjustment component of the Additional Rent Deposit paid by Tenant during such Adjustment Year, then Tenant shall, within forty five (45) days after the date of Landlord's Tax Statement, pay to Landlord an amount equal to such excess. If the Tax Adjustment component of the Additional Rent Deposit paid by Tenant during such Adjustment Year exceeds the Tax Adjustment owed for such Adjustment Year, then Landlord shall within forty (45) days after the date of Landlord's Tax Statement, pay to Tenant such excess, which duty shall survive the expiration or termination of this lease, or at the option of Tenant, apply such excess to the next succeeding payments of Rent coming due hereunder; provided, however, if Tenant is in Default under this lease, Landlord may first apply such excess to cure the Default and then pay any remaining amounts to Tenant. Notwithstanding anything herein to the contrary, the provisions of Section 2(c)(i)(B) and 2(d)(ii) shall apply only in the event Tenant is in Default hereunder or Chicago Title and Trust Company no longer occupies at least 100,000 square feet of Rentable Area in the Building.

            (iii) Notwithstanding anything herein to the contrary, Landlord's Expense Statement and Landlord's Tax Statement shall include a reasonably detailed itemization of Taxes and Expenses and a description of their method of computation. Without limitation of the aforesaid, all line items for Taxes and Expenses shall be clearly delineated and all line items in excess of $100,000 for the Building as a whole shall be separately shown. Landlord shall also provide, with Landlord's Statements, (x) a certification from a general partner of Landlord that, based on an audit of Landlord's books and records, Taxes and Expenses as shown on Landlord's Statements have been computed as defined and limited by this Lease and (y) a copy of the certification and audit from the certified public accountant auditing Landlord's books and records as it pertains to Taxes and Expenses.

            (e) Books and Records. Landlord shall maintain books and records showing Taxes and Expenses in accordance with generally accepted accounting principles consistently applied except where otherwise required by this lease or by law. Tenant and its representatives shall have the right to examine such books and records upon reasonable prior notice and during normal business hours at any time within one hundred twenty (120) days following service of either Landlord's final Tax Statement (or Tax bill (as provided in Section 2(c)(i)(C) hereof], as the case may be) or Landlord's final Expense Statement. Unless Tenant shall take written exception to any item of Taxes or Expenses, specifying in detail the reasons for such exception as to a particular item, within one hundred twenty (120) days after service of either Landlord's final Tax Statement or Landlord's final Expense Statement, such Statement shall be considered as final and accepted by Tenant. If Tenant takes written exception to an item, as aforesaid, and such exception is not resolved by Landlord and Tenant within forty-five (45) days after Tenant's notice taking exception, the dispute shall be submitted to a firm of certified public accountants selected by Landlord and Tenant, who shall determine whether the exception is proper and the amount owed by Tenant. The charges of the aforesaid accounting firm shall be borne by Tenant, except if by reason of such exception, Tenant has overpaid Additional Rent by 2% or more, in which case Landlord shall pay the charges of said accounting firm. In the event Tenant has overpaid either the Tax Adjustment or Expense Adjustment by 2% or more, Tenant shall receive interest (at the Prime Plus Rate) on such overpayment from the date paid until the date refunded.

            (f) Proration and Survival. With respect to any Adjustment Year which does not fall entirely within the Term, Tenant shall be obligated to pay as Additional Rent for such Adjustment Year an amount equal to the amount of Additional Rent which would have been due for such Adjustment Year if it had fallen entirely within the Term multiplied by a fraction, the numerator of which is the number of days of the Term falling within the Adjustment Year, and the denominator of which is the number of days in such Adjustment Year. If the first Adjustment Year under this lease is the calendar year in which the Building is initially occupied by office tenants and the Commencement Date is a date other than January 1 (such first Adjustment Year being herein called the "Opening Year") then for purposes of computing such proration of Expenses only for such Opening Year, said denominator shall be the number of days of the Term falling within the period of such Opening Year beginning on the date when the Building is substantially completed and initially occupied by office tenants and ending on December 31 of such Opening Year. Without limitation of other obligations of Tenant or Landlord which shall survive the expiration of the Term, the obligation of Tenant to pay Additional Rent provided for in this Section 2 and the obligation of Landlord to refund any Additional Rent shall survive the expiration or termination of this lease.

            (g) Protest of Taxes. Tenant shall have the right to request that Landlord protest any tax assessment, valuation, levy or bill and Landlord shall so protest if in Landlord's reasonable judgment Landlord reasonably believes such protest would be successful. If Landlord decides not to so protest Landlord shall inform Tenant of its reasons for such decision. Landlord shall promptly inform Tenant if it is protesting Taxes on its own behalf.

            (h) Prudent Management. Landlord shall use prudent management practices (including, without limitation, the rebidding of major items of Expense and the use of competitive arms-length contracts) in operating the Building. Prudent management practices will be deemed to require competitive bidding only where customary and where there are at least two qualified responsive bidders. In addition, prudent management practices will be deemed to require that Landlord balance minimizing Expenses with maximizing the quality of services to the Building.

      3. Use of Premises. Tenant shall use and occupy the Premises for general office purposes and, in connection with such use, any lawful use incidental to general office purposes not inconsistent with a first-class office building. Tenant may also have and use kitchen (which may include refrigerators, vending machines, microwave ovens, stoves, garbage disposals and garbage compactors and other appliances used in connection with the operation of a kitchen), cafeteria and dining facilities ("Kitchen Facilities") incidental to general office use for the exclusive benefit of Tenant, its officers, directors and employees in connection with the business of Tenant being conducted from the Premises subject to the restrictions and conditions set forth in Section 63. In addition, Tenant may have and use (incidental to general office use) lounge, exercise, health and medical facilities exclusively for the use of Tenant, its officers, directors and employees and such printing, mail handling, duplicating, reproduction, photographic, word processing, data processing and communications (including telecommunications) and such other equipment and facilities as Tenant may deem necessary, desirable or convenient for the conduct of its business or for the comfort, convenience or well-being of its officers, directors and employees. Tenant shall use the Premises only for services in connection with the conduct of its business or future businesses in the Premises and not for the sale of products, except for financial services and products in connection with Tenant's business in the Premises. Tenant's use shall specifically exclude retail uses (other than financial services [including but not limited to title insurance, trust and related services] which are part of Tenant's office use) and sale of food or beverages to the public. Tenant use shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental, authorities, and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage.

      4. Delivery of Possession. Landlord shall not have any liability for failure to perform or complete construction or deliver possession of the Premises or any portion of the Building and Tenant's obligations under this lease shall not be affected, except as otherwise set forth in Sections 6, 50, 51 and 62 hereof.

      Landlord represents that the Building upon completion and issuance of a certificate of occupancy (or its equivalent issued by the City of Chicago) will comply with all applicable zoning, fire codes and other federal, state and local rules, regulations, laws, statutes and ordinances, but only to the extent such compliance or lack thereof affects Tenant's use, occupancy and enjoyment of the Premises. In the event that any of these laws or regulations are modified after the Commencement Date, Landlord shall, to the extent required by law, promptly cause the Building, including the structural elements thereof to comply with such modifications to the extent applicable to the Building (with the cost thereof to be included in Expenses only to the extent permitted under Section 2 hereof).

      5. Services. Landlord shall furnish the following services:

            (a) Air-cooling and heat when necessary to provide a comfortable temperature in the Premises (including Lobby Space and Vault Space) under normal business conditions, daily from 8:00 A.M. to 6:00 P.M. (Saturdays from 9:00 A.M. to 1:00 P.M.), Sundays and Holidays excepted. Landlord's agreements hereunder are subject to mandatory Presidential or other governmental restrictions, laws or regulations concerning energy use.

"Holidays" means: Thanksgiving Day, Christmas Day, New Year's Day, Memorial Day, Independence Day, Labor Day and any other day (i) recognized as a holiday by the service unions representing workers providing services to the Building, and (ii) customarily designated as a holiday by landlords operating first class office buildings (leased to tenants that are not governmental agencies or departments) in the downtown area of the City of Chicago.

      The heating, ventilating and air conditioning system shall be as provided in the Specifications attached hereto as Attachment 11. If Tenant's use or occupation of the Premises, including lighting, personnel, and heat generating machines or equipment, individually or cumulatively, exceeds the standards delineated in the Specifications attached as Attachment 11, which causes the design loads for the systems providing heat and air-cooling to be exceeded, Landlord may, but shall not be obligated to, temper such excess loads by installing supplementary heating or air-conditioning units in the Premises or elsewhere where necessary. In such event, the cost of such units and the expense of installation, including, without limitation, the cost of preparing working drawings and specifications, plus ten percent (10%) of such cost as an overhead and supervision fee, shall be paid by Tenant as additional rent within fifteen
(15) days after Landlord's demand therefor. Alternatively, Tenant may install, operate and maintain such supplementary heating or air-conditioning units at Tenant's sole expense. The expense resulting from the operation and maintenance of any such supplementary heating or air-conditioning units shall be paid by Tenant to Landlord as additional rent at 110% of Landlord's cost of delivering the same. Alternatively Tenant may operate and maintain any such supplementary units at Tenant's sole expense. Notwithstanding anything herein to the contrary, Landlord's approval of Tenant's final construction drawings for the installation of tenant improvements to the Premises and approval of plans for subsequent alterations and additions to the Premises shall be conclusive evidence that such alterations and improvements do not exceed design loads.

      If Tenant shall require heating, ventilating or air-conditioning service at any other time ("after-hours"), Landlord shall furnish such after-hours service upon notice from Tenant given by 4:00 P.M. on any business day for after-hours service for that night or the following morning, by 4:00 P.M. on any Friday for after-hours service on the following Saturday or Sunday, and by 4:00 P.M. on the first business day immediately preceding a holiday for service on such holiday. Tenant shall pay for such after-hours service at Landlord's cost of providing the same. Notwithstanding anything herein to the contrary, Landlord shall furnish to Tenant sufficient condenser water necessary to allow HVAC to be supplied to the Tenant's computer room, telephone switch gear room and adjacent mechanical rooms 24 hours per day, 7 days a week. In the event the after-hours service is requested and shared by other tenants in the Building Tenant's share of such costs shall be appropriately reduced to prorate overlapping costs.

            (b) Cold water for drinking, lavatory, toilet, food preparation and food vending purposes and hot water for lavatory purposes, both drawn through fixtures installed by Landlord, or by Tenant in the Premises; provided, however, hot water for any lavatories not located in the core of the Building as shown in Attachment 11 shall be provided and paid for by Tenant. Landlord shall furnish condenser water for Supplemental HVAC and related computer needs of Tenant. Without limitation of the foregoing, condenser water shall be available at a point on each floor of the Premises and Tenant may tap into it. All condenser water furnished to Tenant will be charged to Tenant as follows:

      Tenant shall be charged based upon Landlord's actual costs of furnishing such condenser water, which costs shall include: cooling tower electricity costs, make-up water, chemical feed, maintenance, and supervision/overhead in an amount equal to 10% of the foregoing costs. Notwithstanding the foregoing, Tenant shall be responsible for providing its own condenser water pumping system and shall use reasonable efforts to design such system so as to minimize water flow rates. In no event shall Tenant's use exceed the system specifications with respect to flow rates and temperature limits.

            (c) Janitor and cleaning service provided in accordance with the cleaning specifications in Exhibit D attached hereto. The cleaning of the kitchen, escalators referred to in subsection (i) below, Vault Space, the Lobby Space and the security desk console and display/mini-theater area described in
Section 43 shall be Tenant's sole responsibility; provided, however, that if Tenant elects to have Landlord provided cleaning services to said areas, Tenant shall pay. to Landlord a separate charge for building standard cleaning services for such areas, which shall be bid along with the rest of the cleaning and janitorial services. Notwithstanding anything herein to the contrary, Tenant may contract with its own janitor to provide (i) supplemental janitorial services to the Premises or (ii) all cleaning services to the Premises, and in the case of clause (ii) (A) Tenant shall notify Landlord that Tenant intends to provide its own cleaning services to the Premises prior to the time that Landlord bids the cleaning contract for the Building, provided, however, that Tenants shall be obligated so to notify Landlord only if Landlord has given Tenant thirty (30) days prior written notice that Landlord will be bidding the cleaning contract for the Building and (B) the expenses of cleaning tenants' premises shall be removed from Expenses for purposes of calculating Tenant's Expense Adjustment. Landlord agrees to obtain bids from its prospective cleaning contractors for any above-standard cleaning services desired by Tenant at the same time as Landlord is bidding or rebidding janitorial service. Tenant may request meetings with Landlord and Landlord's contractor to discuss any complaints which Tenant may have with the services being provided by such contractor, but Tenant shall not talk with Landlord's contractor unless Landlord is present. In the event Tenant is dissatisfied with the cleaning and janitorial services provided by Landlord's contractor, Tenant can upon at least sixty (60) days prior notice to Landlord (which notice shall specify Tenant's reasons for its dissatisfaction) provide cleaning services to the Premises itself as provided in Section 5(c)(ii) above. In contracting with its own cleaning and janitorial contractor Tenant assures that such contractor will work in harmony with Landlord's contractor.

            (d) Passenger elevator service in common with Landlord and other persons, at all times, and freight elevator service in common with Landlord and other persons, daily from 8:00 A.M. to 6:00 P.M., Saturdays, Sundays and holidays excepted. Landlord shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished. Tenant must schedule all construction related deliveries and pick-ups in advance with Landlord. After hours freight elevator service shall be available to Tenant, but Tenant shall reimburse Landlord for Landlord's direct cost in providing such service. All deliveries and pick-ups must be scheduled, but Tenant shall receive fair and equitable use of the freight elevators and hoist for all construction related deliveries and pick-ups (but the specific provisions of Attachment 2 shall be controlling where they apply). All elevators shall be in service during the entire Term, subject to the need to repair one or more (but never all at the same time) from time to time.

            (e) Electricity shall not be furnished by Landlord, but shall be furnished by Commonwealth Edison Company or another electric utility company serving the area. Transformers shall be located on each floor of the Premises and Landlord shall permit Tenant to receive electrical service directly from wires and conduits connected by Tenant to such transformers. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant or for the benefit of the Premises, and Tenant shall pay for all charges for electric current consumed on the Premises (including, but not limited to, all areas in the Building which Tenant has been granted an exclusive license to use and occupy pursuant to the terms and conditions of this lease) or for the benefit of the Premises. Tenant shall not, without Landlord's prior written consent in each instance, connect to the Building's electrical distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 220 Volts. Tenant shall make no alterations or additions to Landlord's electric equipment, risers, wires, conduits or facilities in the Premises or the Building. Tenant may, but shall not be obligated to, purchase from Landlord lamps, bulbs, ballasts and starters used in the Premises during the Term. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed therein. Tenant shall pay all direct utility costs attributable to the escalators constructed by Landlord pursuant to Section 41 provided that the electricity for such escalators is separately metered, sub-metered or when such usage can be reasonably estimated. Notwithstanding anything herein to the contrary, Landlord shall be responsible for providing electricity for all common areas, public areas, the rotunda and the Garage and the electrical meters for the aforesaid. All electricity costs included within Expenses shall be at the same rate as that charged to Landlord by the utility company.

            (f) Telephone service shall not be furnished by Landlord but shall be furnished by a telephone company serving the area. Landlord shall permit Tenant to receive such service directly from such telephone company at Tenant's cost in accordance with Attachment 11. Tenant shall make all necessary arrangements with the telephone company for paying for the telephone service furnished by it to Tenant and Tenant shall pay all charges for telephone service. Notwithstanding anything herein to the contrary, one of the telephone riser closets located in the Building core of each floor of the Premises will be dedicated to Tenant and no outside vendors or cable will be allowed in such closet.

            (g) A security program detailing security procedures for Tenant and other tenants in the Building. Landlord agrees to provide a minimum of two (2) lobby guards during weekday hours specified in Section 5(a) above (provided that said guards may leave the lobby to patrol the Building and to take lunch, coffee and restroom breaks provided, that at least one guard shall be in the lobby at all times during such hours) and one guard after such hours and on Saturday and Sunday for the Building. Security systems within the Building shall be kept up-to-date. Initially the security program will include key cards (to be provided by Landlord) for passenger and garage elevators, as well as points of entry (to be provided by Tenant) on Tenant's floors. The program will provide for procedures for verification of day and time of entry and exit by individuals after the weekday hours specified in Section 5(a) above. Without limitation of the foregoing, Tenant is allowed to station its own personnel within the rotunda lobby at the security desk, as well as elsewhere in the Premises. Landlord's and Tenant's security staffs will fully cooperate with each other in coordinating Building and Tenant's security procedures.

            (h) Extermination service administered on a regular basis for pest and rodent control, except that Tenant shall provide its own extermination service for the kitchen and dining facilities in the Premises.

            (i) Landlord will maintain the escalators in the Premises as more fully described in Section 41 hereof.

            (j) Landlord will publish Building emergency procedures which are updated and approved from time to time in accordance with recognized standards observed in other first class office buildings in the City of Chicago.

            (k) Tenant shall have the exclusive use of the loading dock bay described on Exhibit H attached hereto (the "Loading Dock Bay"), subject to the terms and conditions of this lease and the rights of Landlord to enter the area for the purpose of providing maintenance and repairs and for such other purposes as would entitle Landlord to enter the Premises under the terms and conditions of this lease, as well as the right to use in common with the other tenants the other loading dock bays for the Building.

            (l) Landlord shall provide a person to act as dock supervisor daily from 8:00 A.M. to 6:00 P.M., excluding Saturdays, Sundays and holidays. The dock supervisor will supervise and coordinate loading dock activity with a view toward giving Tenant and the other tenants in the Building fair and equitable access to the loading dock bays (other than Tenant's Loading Dock Bay) in the Building. While the primary responsibility of the dock supervisor shall be to supervise and coordinate loading dock activities as aforesaid, the dock supervisor may engage in other activities for the benefit of the Building when his/her presence at the loading dock is not necessary, appropriate or beneficial to the fair, equitable and efficient operation of the loading dock.

            (m) Landlord agrees to furnish such other services as are customarily furnished without charge by landlords of other first-class office buildings in the City of Chicago.

            In addition, the Building will be staffed with or contract for sufficient management, engineering and other personnel capable of providing such first- class service.

            Landlord agrees to provide such extra or additional services to the Premises (except those which are stated herein to be Tenant's responsibility) as it is reasonably possible for Landlord to provide, and as are customary for other first class office buildings in downtown Chicago and as Tenant may from time to time request in writing, within a reasonable period (unless provided otherwise herein) after the time such extra or additional services are requested. Tenant shall pay for such extra or additional services at one hundred ten percent (110%) of Landlord's cost (unless provided otherwise herein) in providing them, such amount to be considered additional rent hereunder. All charges for such extra or additional services shall be due and payable at the same time as the installment of Base Rent with which they are billed, or if billed separately, shall be due and payable within fifteen (15) days after Tenant receives Landlord's bill therefor. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered and the charge for each such service.

            Tenant agrees that Landlord and its beneficiaries and their agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or for delay in furnishing any service when such failure or delay is occasioned, in whole or in part, by necessary repairs or maintenance, by any strike, lockout or other labor trouble, by inability to secure telephone service, electricity, water or gas or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and except as hereafter stated such failures or delays shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under, this lease. Unless such repairs, renewals or improvements can be made during business hours without unreasonable or material interference with Tenant's business operations or in the case of an emergency, Landlord shall make such repairs, alterations or replacements during non-business hours. If Landlord ceases to furnish any of the services referred to in this Section 5 (other than services described in Section 5(m) above) and such cessation is not caused by a casualty described in Section 14 hereof (in which case Section 14 shall control), and, as a result thereof, the Premises, or any portion thereof, are rendered untenantable for a period in excess of three
(3) days, then, commencing with the beginning of such three (3) day period, Tenant shall be entitled to an abatement of Rent solely with respect to those portions of the Premises that are rendered untenantable for the duration of such untenantability until Tenant resumes or can resume tenancy of the affected portion of the Premises. Tenant shall notify Landlord of its reasons for abating the payment of Rent. For purposes of this lease, "untenantable" shall mean, as to any portion of the Premises, that Tenant cannot reasonably use the Premises for their intended purpose or conduct its usual business in the Premises as a result of the condition of the Premises or any portion of the Building. If any period of untenantability involving more than twenty percent (20%) of the area of the Premises is longer than sixty (60) consecutive days, then subject to the provisions of Section 14 and unless the same stoppage of services affects the majority of office buildings in downtown Chicago, Tenant may elect to terminate this lease by written notice to Landlord within the thirty (30) day period following such sixty (60) consecutive day period; provided, however, if such stoppage of services requires work to be performed, acts to be done, or conditions to be removed which, by their nature, cannot reasonably be performed, done or removed, as the case may be, within such sixty (60) day period, then if Landlord shall have commenced curing or correcting the same within such period and shall have diligently prosecuted such correction or cure, such sixty (60) day period shall be extended by such additional time period not to exceed an additional one hundred twenty (120) days, for a total of one hundred eighty (180) days in the aggregate.

            After reasonable notice (which may be oral) or in the case of an emergency Landlord and its contractors shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its employees, agents, or contractors shall at any time tamper with, adjust or in any other manner affect Landlord's mechanical installations.

      6. Condition and Care of Premises.

            (a) Tenant's taking possession of the Premises or any portion thereof for occupancy or construction of Tenant improvements (as defined in Section 37) shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition, subject to any exceptions previously agreed upon in writing by Landlord and Tenant and subject to any punchlist items and latent defects. No promises of Landlord to alter, remodel, improve, repair, decorate or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building or the Land has been made to Tenant by or on behalf of Landlord, except to the extent set forth in this lease. Landlord shall perform all maintenance and make all repairs and replacements to common areas of the Building and to base building systems. Without limiting the generality of the foregoing, Landlord shall maintain, repair and replace, as reasonably necessary for first-class office buildings in downtown Chicago, Illinois, (i) base building plumbing, sprinkler, HVAC, electrical and mechanical lines and equipment associated therewith, and elevators and escalators (as provided in Section 41 hereof) which serve the Premises or common areas of the Building, and broken or damaged glass (except glass broken or damaged due to the negligence of Tenant); (ii) the exterior walls and interior and exterior structures of the Building, including the roof; and (iii) the common areas of the Building, including common entrances, corridors, doors, windows, loading docks, stairways and lavatory facilities; provided, however, Landlord shall not be obligated to provide any repair, replacement or maintenance

(x) which Tenant is specifically obligated to perform under the terms hereof or
(y) of Tenant's Tenant Improvements or subsequent tenant alterations or tenant improvements to the Premises made by or on behalf of Tenant.

            (b) Tenant shall notify Landlord of any damage (except of a minor nature) to the Premises, regardless of the cause of damage. Except for any damage resulting from any negligent or willful act of Landlord and its employees, contractors and agents, and subject to the provisions of Section 14 hereof, Tenant shall, at its own expense, keep the Premises (including all areas within the Building which Tenant then has an exclusive license to use and occupy pursuant to the terms and conditions of this lease) in good repair and tenantable condition and shall promptly and adequately repair all damage to the Premises caused by Tenant or any of its employees, agents or contractors. If Tenant does not make repairs promptly and adequately when required to do so, or upon Tenant's request Landlord may upon notice to Tenant, but need not, make such repairs and replacements and Tenant shall pay Landlord, within thirty (30) days of demand, the cost thereof and an amount equal to ten percent (10%) of such cost as an overhead and supervision fee.

            (c) This lease does not grant any rights to light or air over or about the real property of Landlord. Landlord specifically excepts and reserves to itself the use of any roofs (subject to Section 49 hereof), the exterior portions of the Premises (subject to Tenant's right to locate signs thereon pursuant to the terms of this lease), all rights to and the land and improvements below the improved floor level of the Premises, to the improvements and airrights above the Premises, to the improvements and air rights located outside the demising walls of the Premises and to such areas within the Premises required for the installation of utility lines and other installations required to serve occupants of the Building as disclosed on Attachments 10 and 11 and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

      7. Surrender of Premises.

            (a) At the termination of this lease by lapse of time or otherwise, or upon termination of Tenant's right of possession without terminating this lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises to Landlord and make known to Landlord the combination of all locks of vaults then remaining in the Premises, and shall, subject to the following subparagraphs, return the Premises and all equipment and fixtures of Landlord therein to Landlord in good condition, excepting ordinary wear and tear, loss or damage by fire or other insured casualty and damage resulting from the act of Landlord or, any of its employees and agents. If Tenant fails to return the Premises and such equipment and fixtures to Landlord in such condition, then Landlord may restore the Premises and such equipment and fixtures to such condition, and Tenant shall pay the cost thereof to Landlord on demand.

            (b) All installations, additions, non-movable partitions, hardware, light fixtures, supplementary heating or air conditioning units, non-trade fixtures and improvements, except movable furniture, movable partitions and equipment

(such excepted property to include, without limitation, kitchen, cafeteria, vending, printing, duplication, electronic data processing, communications, word processing, reproduction, library, exercise, photographic and other trade fixtures, appliances and equipment, howsoever affixed to, or installed in the Premises, including any portable, movable, non-permanent or detachable dividers and partitions) belonging to or possessed by Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, or placed elsewhere by Tenant in the Building, shall be Landlord's property and shall remain upon the Premises and Building upon expiration or sooner termination of the Term or Tenant's possession hereunder, all without compensation, allowance or credit to Tenant. If Tenant so elects, upon expiration of the Term or termination of the Term pursuant to Section 46 hereof, it may at Tenant's sole cost and expense remove such of the installations, additions, partitions, hardware, light fixtures, supplementary heating or air conditioning units, non-trade fixtures and improvements placed in the Premises or Building which are above building standard and cost in excess of the Landlord's Allowance, as Tenant elects and repair any damage to the Premises or Building caused by such removal, provided, that, if Tenant fails to repair such damage Landlord may do so and Tenant shall pay the cost thereof to Landlord on written demand. Notwithstanding the foregoing, at Landlord's option and upon notice to Tenant, Tenant shall remove
(i) the following items: any equipment, fixtures or furnishings used in the kitchen/cafeteria located in the Premises, including any horizontal exhaust ducts (but not including any vertical black iron ducts or any building standard improvements in such area), any raised flooring, any supplemental air-conditioning units, but not including any part of any cooling tower, and any other Tenant Improvements above building standard and costing in excess of the Landlord's Allowance, and (ii) any items installed by or for Tenant, other than as part of Tenant Improvements in the Premises, (including, without limitation, as part of Tenant Improvements in the Post-Occupancy Expansion Space), where Landlord, pursuant to Section 11(e), required removal as a condition to consent to such work.

            (c) At the sole option of Tenant, Tenant may leave in place any floor covering without compensation to Tenant, or Tenant may remove any floor covering and shall remove all fastenings, paper, glue, bases or other vestiges and restore the floor surface to its previous condition. Tenant shall also remove Tenant's furniture, machinery, safes, trade fixtures and other items of movable personal property of every kind and description from the Premises and restore any damage to the Premises caused thereby, such removal and restoration to be performed prior to the expiration of the Term or no later than ten (10) days following the earlier termination of this lease or Tenant's right of possession, whichever might be earlier (and upon prior written notice to Landlord, in the event such removal occurs after termination of this lease or Tenant's right to possession). Landlord may remove such items if Tenant fails to do so, subject to the provisions of Section 16(f). Tenant shall repair any damage to the Premises caused by such removal. Notwithstanding anything herein to the contrary, except as provided in Section 46, Tenant shall not be obligated to remove the escalators within Tenant's Premises.

            (d) All obligations of Tenant under this Section 7 shall survive the expiration of the Term or sooner termination of this lease.

      8. Holding Over. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after the Expiration Date or sooner termination of this lease or Tenant's possession hereunder, an amount which is two hundred percent (200%) of the amount of Rent per day allocable to such portion of the Premises retained, based on the annual rate of Base Rent and Additional Rent applicable under Sections 1 and 2, for each day of the period in which such retention of possession occurs, and if such retention of possession is more than ninety (90) days Tenant shall also pay all damages (except that Tenant shall not be responsible for consequential damages unless and until Landlord has a bona fide third party tenant to whom Landlord has leased the space in question and Landlord has notified Tenant of such tenant and that Tenant's occupancy of the space is either preventing such tenant from timely moving into the space or preventing the timely completion of tenant improvements to such space to allow such tenant timely to move into such space) sustained by Landlord by reason of such retention. Landlord agrees that Tenant's retention of possession of the Premises, or any part thereof, shall not constitute a renewal of this lease.

      9. Rules and Regulations. Tenant agrees to observe and not to interfere with the rights reserved to Landlord contained in Section 10 hereof and elsewhere in this lease, and agrees, for itself, its employees, agents and contractors, to comply with the rules and regulations set forth in Exhibit C attached to this lease, and elsewhere in this lease, as may be reasonably modified from time to time (upon no less than ten (10) days prior written notice) and such other reasonable rules and regulations as shall be adopted by Landlord, after consultation with Tenant, which do not conflict with the express provisions of this lease, do not materially interfere with, disrupt, or require an alteration of the Tenant's use and enjoyment of the Premises for the purposes set forth in Section 3 of this Lease, and are consistent with, or necessary to, the operation, maintenance and security of a first-class office building. Landlord shall not discriminate against Tenant in enforcing any rules or regulations applicable to all tenants and all such rules and regulations applicable to all tenants should be enforced uniformly.

      10. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice except as expressly provided herein and without liability to Tenant for damage or injury to property, person or business, and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this lease:

            (a) To change the name of the Building, except as set forth in
Section 40.

            (b) To install and maintain signs on the exterior and interior of the Building (other than the interior of the Premises), except as prohibited by
Section 40.

            (c) To prescribe the location and style of the suite number and identification sign or lettering: for the Premises (other than in the interior of the Premises and for full floors of the Premises).

            (d) To retain at all times, and to use in performing janitorial and other services to the Premises and in emergency situations to obtain access to the Premises, pass keys to the Premises, but, subject to the requirements of the Chicago Fire Department, excluding from the Premises safes, vaults and electronic data processing rooms. Landlord shall not be required to clean, or provide other services which require access to areas of the Premises to which it is not given access.

            (e) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 3, except as set forth in Section 54.

            (f) To exhibit the Premises during the Term to lenders, purchasers and investors and to prospective tenants during the last eighteen months of the Term, but only at reasonable hours after reasonable prior notice to Tenant, and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant surrenders the Premises.

            (g) To enter the Premises at reasonable hours for reasonable purposes, including, without limitation, for inspection or for supplying janitor service or other service to be provided to Tenant hereunder. Except in an emergency situation, Landlord shall give Tenant reasonable advance notice (which may be oral) prior to its entry into the Premises.

            (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise in accordance with Building security controls, and to establish their right to enter or leave in accordance with the provisions of this lease. Landlord shall not be liable for damages for any good faith error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, casualty, invasion, insurrection, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety or security of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord.

      11. Alterations. The provisions of this Section 11 do not apply to Tenant Improvements to which Section 37 applies. Tenant shall have the right to make any alterations, improvements and additions to the Premises at any time or from time to time during the Term, as extended, without Landlord's consent as provided in this Section 11.

            (a) Restricted Work. Tenant shall not, without Landlord's consent, which consent may be withheld in Landlord's sole discretion, do (i) any structural work in the Premises or Building or make any alterations in, or additions to, basic Building systems which affect the integrity or operation of the Building or its basic Building systems; (ii) perform any work which would, in Landlord's reasonable judgment, (A) adversely affect Landlord's ability to perform its obligations or provide services to Tenant or other tenants or (B) increase the costs thereof; or (iii) perform any work in the Premises or Building visible from outside the Premises which would materially detract from the aesthetic integrity of the Building or its design. Landlord agrees not to act arbitrarily in withholding its consent. In the event Landlord refuses to grant its consent, Landlord shall furnish Tenant with a statement setting forth its reasons for doing so. Landlord further agrees not to withhold its consent as to work described in clause (a)(ii)(B) above which would result in increased costs to Landlord, if Tenant pays all such increased costs. Landlord's consent to any work requiring its consent under this Section 11(a) shall be deemed given if no response is received within ten (10) business days after Tenant notifies Landlord as to the nature of the work desired but the foregoing shall not require submittal of detailed plans and specifications. Such notification shall include a statement that Landlord's failure to respond within the aforesaid time period shall be deemed consent.

            (b) Work Done by Tenant. Tenant may itself perform or employ contractors to perform work which is not described in Section 11(a) and any work described in clause (a) above for which Landlord's consent has been obtained (except as set forth in (c) below); provided that Tenant shall notify Landlord reasonably in advance as to any such work which costs more than $100,000.00 (increased from time to time by the percentage increase in the Consumer Price Index (as defined in Section 12 hereof) for the calendar year prior to the calendar year in which the determination is to be made over the Consumer Price Index for 1992) or work which requires a building permit, with such specificity as may reasonably be required under the circumstances. With respect to any work done by Tenant, Tenant shall comply with Sections 1, 2 and 3 of Exhibit E (except that Landlord shall not have the right to approve Tenant's plans and specifications for work costing less than $100,000 which work is not described in (a) above).

            (c) Work Done by Landlord. Landlord may perform any work described in (a)(i) above at Tenant's cost, but in no event shall such cost exceed that amount which Tenant's contractors would charge for such work. In the event Tenant allows Landlord to bid to perform work in the Premises, Tenant shall have no obligation to accept Landlord's bid.

            (d) Entry Into Other Tenants' Space. Landlord agrees to cooperate reasonably with Tenant with respect to any Tenant work which would require entry into another tenant's space; provided, however, unless the affected tenant otherwise agrees, any Tenant work to be performed outside of the Premises shall be subject to reasonable scheduling by Landlord, and any, work to be performed by Tenant materially affecting other tenants shall be done during non-business hours. Landlord may require that any work to be performed in other tenants spaces be performed after regular business hours if such work will materially interfere with the conduct of that other tenant's business operations in such other tenant's judgment. Tenant agrees to defend and hold Landlord and such other tenant harmless from and indemnify them against any and all claims and liabilities which may arise in connection with Tenant's work in such other tenant's space, and in the event such other tenant requires that Landlord rather than Tenant perform the work in such other tenant's space Tenant shall pay Landlord's costs incurred therewith, including overtime charges plus an amount equal to ten percent (10%) of such cost as an overhead and supervision fee.

            (e) Removal. Subject to Section 7(b) Landlord may, upon notice that Tenant is making alterations, improvements or additions, require removal of such items upon termination as set forth in Section 7(b). Landlord's requirement that Tenant remove such alterations, improvements or additions shall be made independently of Landlord's consent to such alterations, improvements or additions and any such required removal shall have no bearing on whether Landlord was reasonable in giving or withholding its consent to such alterations, improvements or additions.

      12. Assignment and Subletting.

            (a) Tenant shall not, without the prior written consent of Landlord in each instance, either prior or subsequent to the Low-Rise Commencement Date,
(i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge (except as provided in Section 30 hereof) any interest of Tenant under this lease, (ii) sublet the Premises or any part thereof, or (iii) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3 of this lease or by anyone other than the Tenant and Tenant's directors, officers, employees and agents. Notwithstanding the foregoing, Tenant shall have the right to: (1) assign this lease or sublet all or a portion of the Premises (other than the Lobby Space) to an Affiliate without Landlord's consent, and (2) sublet space which was previously improved with tenant improvements ("Developed Space") to third party subtenants with Landlord's approval of such subtenant's character, such approval not to be unreasonably withheld or delayed, (3) sublet the Lobby Space to an Affiliate subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed and (4) sublet Undeveloped Space of one (1) floor or less to third party subtenants with Landlord's approval of such subtenant's character, such approval not to be unreasonably withheld or delayed. For purposes of this lease, an "Affiliate" shall mean any corporation, partnership, joint venture or other entity (i) which controls Chicago Title and Trust Company, either directly or indirectly through other wholly-owned subsidiaries; (ii) which is under the control of Chicago Title and Trust Company, either directly or indirectly; (iii) which is under common control with Chicago Title and Trust Company, either directly or indirectly; or (iv) which results from a merger or consolidation with or reorganization of Chicago Title and Trust Company. Landlord shall not be deemed to have unreasonably withheld its consent to a proposed assignment of this lease or to a proposed sublease of part or all of the Premises (where such consent is required) if its consent is withheld because: (i) Tenant is then in Default hereunder; (ii) either the portion of the Premises which Tenant proposed to sublease, or the remaining portion of the Premises, or the means of ingress or egress to either the portion of the Premises which Tenant proposes to sublease or the remaining portion of the Premises, or the proposed use of the Premises or any portion thereof by the proposed assignee or subtenant, will violate any applicable city, state or federal law, ordinance or regulation, including, without limitation, building codes and zoning ordinances; (iii) the proposed use of the Premises by the proposed assignee or subtenant does not conform with the use clause set forth in Section 3 hereof; (iv) in the reasonable judgment of Landlord the proposed assignee or subtenant is of a character or is engaged in a business which would be deleterious to the reputation or operation of the Building or Landlord or (v) in those instances stated herein which specifically provide for a financial test, the proposed assignee or subtenant fails to meet the stated test. Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the assignment of this lease or subletting of any part of the Premises shall be in good taste but Tenant shall be entitled to fully advertise all of the terms and conditions (economic or otherwise) of such assignment or subletting. Notwithstanding anything in this Section 12 to the contrary, for purposes of this Section 12, in no event shall Landlord be entitled to any portion of the rent received by Tenant from any subtenant or Affiliate, regardless of whether it is in excess of the Rent payable hereunder.

            (b) Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant or obligation hereunder, or be deemed to be a consent to, or relieve Tenant from obtaining Landlord's consent to, any subsequent assignment, subletting, use, occupancy, transfer or encumbrance by Tenant or anyone claiming by, through or under Tenant as to which Landlord's consent is required. Tenant shall pay all of Landlord's reasonable costs, charges and expenses, including, without limitation, reasonable attorney's fees, incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance or release made or requested by Tenant; provided, however, if Landlord recaptures that portion of the Premises in question Tenant shall not be obligated for any amount relating to such space.

            (c) In the event Tenant desires to assign this lease or sublet any part of the Premises for the balance or any part of the Term other than in accordance with clauses (1), (3) and (4) of the second sentence of Section 12(a) above and such space falls within any of the four categories hereinafter described, Tenant shall, not more than one (1) year in advance, by notice in writing, advise Landlord of its intention to assign this lease or sublet any part or all of the Premises (which portion Tenant shall specify in its notice) for the balance or any part of the Term and shall (but only if Tenant has already identified the potential assignee or subtenant) provide Landlord with the name and address of the proposed assignee or subtenant and such information available to permit Landlord to determine the desirability of the proposed subtenant or assignee. Landlord shall thereafter have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this lease with respect to the space described in Tenant's notice as of the date specified in Tenant's notice as the termination date for such space. Nothing herein shall be construed to indicate that Landlord's right to terminate this lease with respect to space described below requires that the terms of the proposed sublet or assignment be agreed upon and formalized in an instrument of sublease or assignment. The four categories are as follows:

            (i) Undeveloped Space in excess of one (1) floor;

            (ii) space proposed to be sublet or assigned to existing tenants in the Building at a rate of Rent below Tenant's rate of Rent on such space, if comparable space is available for lease in the Building;

            (iii) during the first two Lease Years, any proposed sublease or assignment, or during the first two years after leasing any Post-Occupancy Expansion Space or First Offer Space, any proposed sublease of any such Post-Occupancy Expansion Space or First Offer Space;

            (iv) any proposed sublease or assignment, if at the time of such sublease or assignment, Tenant or Affiliate occupies or leases less than one hundred fifty thousand (150,000) square feet of Rentable Area in the Building (taking into account the space then proposed to be sublet).

            In the event Landlord does not terminate this lease with respect to such space, Tenant's rights to sublet or assign such space shall be as stated aforesaid and Landlord's consent shall not be unreasonably withheld after Tenant has furnished to Landlord the relevant information so that Landlord can determine whether such assignee or subtenant meets the appropriate criteria set forth in subsection (a) above. However, if Tenant, having given notice of a sublet or assignment of space described in the four categories (i) through (iv) above (and Landlord does not terminate this Lease with respect to such space), does not consummate such transaction within one (1) year of Tenant's notice, Tenant shall resubmit a notice of proposed sublet or assignment and Landlord's rights under this Section 12(c) shall again apply if Tenant intends to assign the lease or sublet such space (to the extent that the space still falls within one of such categories). If Landlord exercises its right to terminate this lease with respect to such space then the Base Rent and the Tenant's Proportionate Share shall be adjusted on the basis of the number of Rentable Square Feet retained by Tenant, and this lease as so amended, shall continue thereafter in full force and effect, except that in the case of an assignment, it shall terminate.

      Notwithstanding anything herein to the contrary, with regard to categories
(i) and (ii) above in this subparagraph (c) Landlord shall have a right to terminate this lease prior to the time the transaction is consummated by Tenant in accordance with the provisions of this paragraph. In such cases Tenant shall furnish Landlord with the name and address of the proposed assignee or subtenant and such information available to Tenant so as to permit Landlord to determine the desirability of the proposed subtenant or assignee. In the event Landlord does not so terminate this lease within ten (10) business days of receipt of the aforesaid information Tenant may consummate such transaction.

      With respect to space (falling within the aforesaid four categories (i) through (iv)) proposed to be subleased for less than the remainder of the Term, Landlord shall have the option to delete the proposed subleased space ("Recaptured Space") from the Premises for the proposed sublease term ("Recapture Period"), in which event all of the terms and provisions of this lease accruing during the Recapture Period (including the payment of Rent) applicable to the Recaptured Space (except for retroactive determinations of Additional Rent respecting the

Recaptured Space that relate to periods other than the Recapture Period) and Tenant's Proportionate Share and Rentable Area of the Premises shall be adjusted on the basis of the Rentable Area of the Premises retained by Tenant. The lease of the remainder of the Premises shall not be affected by the deletion of the Recaptured Space for the Recapture Period. From and after the expiration of the Recapture Period, the terms and provisions of this lease shall commence and continue to apply to the Recaptured Space for the remainder of the Term. Landlord shall, at its sole cost and expense, construct at the beginning of the Recapture Period any demising walls required to separate the Recaptured Space from the Premises. During the Recapture Period, Landlord shall have the right to lease or otherwise use the Recaptured Space in such manner as it determines and shall redeliver possession of the Recaptured Space at the end of the Recapture Period to Tenant "as is".

      Tenant agrees that in the event that Landlord terminates the lease of any space which was not previously improved with tenant improvements ("Undeveloped Space"), Tenant shall refund Landlord's Allowance to Landlord, within thirty
(30) days of demand, at the rate of Fifty Dollars ($50.00) per square foot of Rentable Area of Recaptured Space if Landlord's Allowance for such space had previously been given to Tenant.

            (d) If Tenant shall assign this lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument reasonably satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment.

            (e) Under particular circumstances hereinafter set forth, Tenant may be released from future obligations under the lease on the terms stated below. Tenant may designate a prospective tenant to lease a portion of its Premises ("Released Space") for the balance of the Term and may request ("Release Request") that Landlord enter into a direct lease with such prospective tenant (in lieu of Tenant subleasing the Released Space to the prospective tenant). Tenant shall furnish a Release Request to Landlord at the time it would otherwise seek Landlord's consent to sublet such space, if such consent is required by this Section 12, but in any event no later than sixty (60) days prior to the proposed commencement date of the direct lease. The Release Request shall include a description of the Released Space; the proposed commencement date of the direct lease; the name and address of the prospective tenant; and sufficient information to determine the financial responsibility and character of the proposed tenant.

            Tenant may be released from future obligations under the lease as to that part of the Premises leased to a third party (but not less than seven thousand five hundred (7,500) Rentable Area in each case) upon commencement of the lease term and the commencement of the third party's obligation to pay rent
(i) on the terms of Tenant's lease for the balance of the Term (except those rights or concessions as may not be transferred, granted or assigned as described below), (ii) subject to Tenant's payment of all of Landlord's costs and expenses (including but not limited to reasonable attorneys' fees) incurred by Landlord in connection with such lease, (iii) subject to such prospective tenant meeting the formula determining financial responsibility described below and having a good reputation in the business community. Landlord approval shall not be unreasonably withheld where the financial responsibility and character tests have been met. Landlord shall not be deemed to have unreasonably withheld its consent if in the reasonable judgment of Landlord the prospective tenant is of a character or engaged in a business which would be deleterious to the reputation of the Building or the Landlord. For the first seventy-five thousand (75,000) square feet of Rentable Area of space to be released, the formula for determining financial responsibility will be based on standards similar to those being utilized by Landlord in determining whether to lease other space of comparable size in the Building to tenants, but as to any further released space, the proposed tenant will be deemed to be financially responsible if the proposed tenant's net worth is equal to or greater than an amount determined by multiplying $100,000,000.00 (increased from time to time by the percentage increase in the Consumer Price Index for the calendar year prior to the calendar year in which such determination is to be made over the Consumer Price Index for 1992) times a fraction the numerator of which is the number of rentable square feet to be leased by such subtenant and the denominator of which is the number of rentable square feet in the Initial Premises, but in no event less than standards similar to those being utilized by Landlord in determining whether to lease other space of comparable size in the Building to tenants.

      "Consumer Price Index" shall mean the Consumer Price Index, for the City of Chicago, Illinois -- Northern Indiana, Urban Wage Earners and Clerical Workers, All Items (base year 1982-84=100), as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics is substantially revised, including without limitation, a change in the base index year, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if such Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, or if equivalent data is not readily available, then a comparable index measuring changes in the cost of living or purchasing power of the dollar published by a governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication shall be substituted therefor.

            Tenant may not be released from the obligations of this lease with respect to any space if at the time of the release or as a result of the release Tenant is or would be leasing less than six (6) floors in the Building. No release shall be given or be effective prior to the second (2nd) anniversary of the Low-Rise Commencement Date.

            Further, it is understood that if Landlord will be directly leasing space to a third party resulting in the release of Tenant described above, then Tenant may not transfer, grant or assign the following rights or concessions (in addition to those expressly made personal to Chicago Title and Trust Company) intended to be for the benefit of Tenant (which are not intended to be separated from the lease to Tenant) and Landlord will not be bound by such provisions with respect to such new party: (i) options to extend under Section 36 (unless the rent is at the Market Rental Rate); (ii) right to lease vault space under
Section 1; (iii) options to lease Pre-Occupancy Expansion Space under Section 39, Post-Occupancy Expansion Space under Section 44 (unless the rent is at the Market Rental Rate) and First Offer Space under Section 45 (unless the rent is at the Market Rental Rate); (iv) rights under this Section 12 to sublet, assign or be released from liability under this lease or restricting Landlord's rights of recapture or other rights on subletting or assignment (except that Landlord and Tenant may agree on provisions permitting subletting where the subtenant is financially responsible and the sublandlord shares equally with Landlord the profit received by the sublandlord from a subletting after paying all costs and expenses associated with such subletting and all Rent with respect to such space, and Landlord will have a second right of recapture when the specific terms of a subleasing transaction have been agreed to); (v) termination rights under Section 46; (vi) if the space to be leased is less than 100,000 Rentable Square Feet, rights to install an antenna or satellite dish under Section 49; but in any case Landlord may charge market rent for use of roof space; (vii) rights to receive reports under Section 47; (viii) rights to set-off as the result of a Landlord Default under Section 29; (ix) rights to receive or share in the condemnation award under Section 15; (x) rights to supply Tenant's own cleaning services (and have the cost of such cleaning removed from the calculation of Expenses) as set forth in Section 5(c); (xi) rights to use tenant's contractors for tenant work under Section 11 if the space to be leased is one floor or less (if more than one floor, such tenant must pay a 5% coordination fee to Landlord if such tenant uses its own contractors); (xii) rights to receive details of Projections, review Landlord's files in connection with Projections and contest Projections under Section 2(c)(i)(A), (xiii) if the space leased is less than one full floor, rights to terminate this lease under
Section 5, and (xiv) if the space to be leased is one floor or less, rights to receive a non-disturbance agreement. While rights to use parking spaces in the Garage may be granted by Tenant, any such rights granted to a third party who will then be a direct tenant of Landlord will reduce the number of spaces available to Tenant under Section 48, by the number of spaces granted to said third party. Any rights to lease Post-Occupancy Expansion Space or First Offer Space afforded by Tenant to any Third Party to whom Landlord is directly leasing space shall reduce Tenant's rights under this lease and shall be coordinated in a manner to facilitate Landlord's management of the Building.

            Within thirty (30) days after receipt of the Release Request, provided that the conditions relating to a release described above have been met, and Tenant is not then in Default under this lease, Landlord and Tenant will enter into an amendment to this lease deleting the Released Space from this lease on the commencement date of the direct lease for the balance of the Term ("Release Date"), in which event: the Term shall expire but only with respect to the Released Space on the Release Date; the Base Rent and Tenant's Proportionate Share shall be reduced by the Base Rent and Tenant's Proportionate Share applicable to the Released Space but in no event by an amount less than the Base Rent and Tenant's Proportionate Share included in the direct lease with the third party tenant; Tenant will surrender possession of the Released Space in the condition required in the direct lease for delivery of possession of the Released Space to the third party tenants including construction of any demising walls necessary to separate the Released Space from the remainder of the Premises.

            This lease, as so amended, will continue in full force and effect. If the conditions set forth above for a release of Tenant from future rental obligations on the Released Space are not met by the Release Request, the Release Request will constitute a notice to Landlord of a subletting under
Section 12(c).

            (f) Notwithstanding anything contained in this lease to the contrary, and except as to any Release Space expressly released pursuant to
Section 12(e) above, no assignment of any portion of the Premises shall be deemed to release Chicago Title and Trust Company or any subsequent assignees from any liability under this lease, and Chicago Title and Trust Company and subsequent assignees shall at all times remain primary obligors (and not a "surety" or "guarantor") of all covenants and obligations to be performed by Tenant hereunder. Without limitation on the foregoing, in the case of an assignment, Chicago Title and Trust Company shall remain a primary obligor of all such covenants and obligations, notwithstanding (i) any exercise by an assignee of any rights or options (including extension, expansion and other options) expressly granted under this lease as of the date of such assignment;
(ii) Landlord's prior forebearance or waiver of any rights or remedies against such subtenant or assignee under this lease; and (iii) any arbitration pursuant to the terms of this lease. Landlord shall have no obligation to proceed against any or all assignees or enforce Tenant's obligations against any or all assignees before proceeding against Chicago Title and Trust Company or a subsequent assignee. Any estoppel letters given, approvals granted, settlements entered into or agreements on rental rates by any assignee, if done pursuant to and in accordance with the terms of this lease, existing as of the date of such assignment shall be binding on Chicago Title and Trust Company. Any modifications or amendments to this lease (other than confirmatory amendments in accordance with this lease) after the date of such assignment shall not be binding on Chicago Title and Trust Company, but such modifications and amendments shall not affect Chicago Title and Trust Company's status as a primary obligor with respect to those terms, comments and conditions of the lease existing as of the date of such assignment.

      13. Waiver of Certain Claims; Indemnity.

            (a) Waiver. To the extent not expressly prohibited by law, Landlord and Tenant each releases and waives any and all claims for, and rights to recover, damages against and from the other, and the other's respective agents, partners and employees (collectively, the "Released Parties"), for loss, damage or destruction to any of its property (including the Premises, the Building and their contents), the elements of which are insured against or insurable under property or physical damage insurance policies required under Section 19 hereof. In no event shall this clause be deemed, construed or asserted (i) to affect or limit any claims or rights against any Released Parties other than the right to recover damages for loss, damage or destruction to property, or (ii) to benefit any third party other than the Released Parties.

            (b) Indemnity. To the extent not expressly prohibited by law, Landlord and Tenant each (in either case, the "Indemnitor") agrees to hold harmless and indemnify the other and the other's respective agents, partners and employees (collectively, the "Indemnitees") from any losses, damages, judgments, claims, expenses, costs and liabilities (collectively "Liabilities") imposed upon or incurred by or asserted against the Indemnitees, including reasonable attorney's fees and expenses, for death or injury to third parties other than Indemnitees or loss of or damage to property of third parties other than Indemnitees that may arise from or be caused directly or indirectly by any negligent act of omission or commission or any willful misconduct of the Indemnitor or any of the Indemnitor's respective agents, partners, or employees. Such third parties shall not be deemed third party beneficiaries of this agreement. In case any action, suit or proceeding is brought against any of the Indemnitees by reason of any such act of the Indemnitor or any of the Indemnitors respective agents, partners or employees, then the Indemnitor will, at the Indemnitor's expense and at the option of said Indemnitees, by counsel approved by said Indemnitees, resist and defend such action, suit or proceeding.

            (c) The provisions of this Section 13 shall not amend or modify any warranty by Landlord of Tenant Improvement work performed by Landlord, if any.

14. Damage or Destruction by Casualty.

            (a) If the Premises or the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion (as hereinafter defined) of the Premises or the Building untenantable, then Landlord shall proceed with reasonable promptness to repair and restore the Premises or the Building so as to render the Premises tenantable, subject to zoning laws and building codes then in effect. If the nonsignificant portion of the Building (hereinafter defined) that is made untenantable includes all or a portion of the Premises and Landlord fails to repair or restore such portion of the Building within one hundred eighty (180) days after the date of such fire or casualty as extended on account of Tenant Delays (as such term is defined in Attachment 15 hereto), then if damage to the Building has a material adverse impact on Tenant's ability to conduct business at the Premises Tenant may terminate this lease, effective as of the date of notice of such election, by giving written notice to Landlord within thirty (30) days after the expiration of the one hundred eighty (180) day period, as extended for Tenant Delays.

            (b) If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of the Premises or the Building, as the case may be, necessitated by such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed two hundred forty (240) days or, in the event such damage renders 75,000 rentable square feet or more of the Premises or the Building untenantable, four hundred twenty (420) days from the date such damage occurred, then either

Landlord or Tenant (but Landlord shall have such right, only if all or a substantial portion of the Building is rendered untenantable and the estimated time required to substantially complete such repair or restoration of the Building will exceed the aforesaid time period and Tenant shall have such right, in the case where all or a substantial part of the Building but not the Premises is rendered untenantable, only if such damage to the Building has a material adverse impact on Tenant's ability to conduct its business at the Premises) shall have the right to terminate this lease as of the date of notice of such election by giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Building or the Premises so as to render the Premises tenantable, subject to zoning laws and building codes then in effect. If the Premises and/or Building, as the case may be, are not substantially repaired or restored within the aforesaid time period (or within the time period estimated by Landlord as aforesaid, if longer than the aforesaid 240 or 420 day period, as the case may be, and neither party terminated the Lease as permitted), as extended on account of Tenant Delays, then Tenant may terminate this lease, effective as of the date of notice of such election, by giving written notice to Landlord within the thirty (30) day period after said day or other period but prior to substantial completion of repair or restoration.

            (c) As used in Sections 14 and 15 hereof the term "substantial portion of the Premises" shall mean one or more floors of the Premises and the term "substantial portion of the Building" shall mean four or more floors of the Building. The term "nonsignificant portion" shall mean less than one floor of the Premises, in the case of the Premises, and less than four floors of the Building, in case of the Building.

            (d) Notwithstanding anything to the contrary herein set forth, (i) Landlord shall have no duty pursuant to this Section 14 to repair or restore Tenant Improvements, or any portion of improvements, additions or alterations made by or on behalf of Tenant in the Premises or the Building, (ii) if any such damage rendering all or a substantial part of the Premises or Building untenantable shall occur during the last twelve (12) months of the Term, either party shall have the option to terminate this lease by giving written notice to the other within thirty (30) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such notice, and (iii) if any such damage rendering all or a substantial part of the Premises or Building untenantable shall occur during the last twenty-four (24) months of the Term and such damage has a material adverse impact on Tenant's ability to conduct its business at the Premises, Tenant shall have the option to terminate this lease by giving written notice to Landlord within thirty (30) days of the date such damage occurred, and if such option is so exercised, this lease shall terminate as of the date of such notice.

            (e) In the event any such fire or casualty damage renders the Premises untenantable and if this lease is not terminated pursuant to the foregoing provisions of this Section 14 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord substantially completes its repair or restoration required hereunder. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises being repaired and restored by Landlord and not occupied by or theretofore delivered to Tenant from time to time bears to the entire Premises. In the event of termination of this lease pursuant to this Section 14, Rent shall be apportioned on a per diem basis based on the proportion of the Premises occupied and used by Tenant, if any, after the date of such casualty and be paid to the date of termination.

            (f) In the event of any such fire or other casualty, and if the lease is not terminated pursuant to the foregoing provisions, Tenant shall repair and restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises which Landlord is not required to restore pursuant to Sections 14(a), (b) and (d) hereof.

15. Eminent Domain. If the entire Building or a substantial part thereof, or any part thereof which includes all or a substantial part of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose the Term shall end as of the date of taking by the condemning authority. If the taking is of less than substantially all of the Building or Premises, Landlord and Tenant shall have the right to terminate this lease in the following circumstances:

            (i) Landlord may terminate if (1) in Landlord's reasonable business judgment restoration of the Building to substantially the same size and quality is not economically justified and (2) more than ten percent (10%) of the gross area of the Building is so taken by eminent domain;

            (ii) Tenant may terminate if (1) any material portion of the Premises (as determined in Tenant's reasonable judgment) is so taken by eminent domain and (2) within sixty (60) days after such taking Landlord has not been able to provide other comparable space in the Building to temporarily add to the Premises to restore the size of the Premises to its Rentable Area then being occupied by Tenant (and not subtenants) prior to such taking and Landlord will not, based on Landlord's estimate of the Rentable Area of the restored Building (such estimate to be delivered to Tenant not more than forty-five (45) days after such taking), be able to restore the Premises to 100% of its Rentable Area then being occupied by Tenant (and not subtenants) prior to such taking by a date not more than three hundred (300) days after the date of such taking. Landlord shall not be bound to offer Tenant more than Tenant's Proportionate Share (based on the Premises compared to the Building prior to such taking) of the restored Building and if Tenant fails to terminate this Lease as provided herein the size of the Premises and the Rent shall be reduced to such share of the restored Building;

            (iii) Either Landlord or Tenant may terminate this Lease if the taking occurs within twenty-four (24) months prior to the then effective Expiration Date of the Term, as it may have been extended.

      If the taking is of less than substantially all of the Building or Premises and if this lease is not terminated as provided above, Landlord shall as soon as possible restore the Building as nearly as can practicably be done (including the Premises) using all of the award received by Landlord so as to provide, to the extent reasonably possible, comparable space and amenities to those enjoyed by Tenant under this lease prior to the taking (or Tenant's Proportionate Share of the Project in case of the application of the last sentence of clause (ii) above); in such event this Lease shall continue in force at the square foot rental rates and adjustment herein provided for the Premises applied to the rentable square feet of the Premises existing in the Building as restored (or Tenant's Proportionate Share of the Building in case of the application of the last sentence of clause (ii) above), but rent shall abate as to the untenantable portion of the Premises as to periods when such portions of the Premises are untenantable as a result of such taking and work of restoration.

      In any of the above termination cases, such termination notice may be given not more than thirty (30) days after the taking (the taking for purposes of this paragraph shall be the date when the taking authority requires possession) and termination must be effective for the portion not taken not less than fifteen (15) or more than sixty (60) days after such notice is given. For the portion taken, the termination shall be effective as of the date of the taking. The amount of damages resulting to Landlord and Tenant respectively, and to their respective interests in and to the Building and in, to and in connection with lease, by reason of such exercise of the power of eminent domain, shall be separately determined and computed by the court having jurisdiction and separate awards and judgments with respect to such damages to Landlord and Tenant, respectively, and to each of their respective interests, shall be made and entered. In the event that such court shall make a single award without separately determining the respective interests of Landlord and Tenant, and if Landlord and Tenant shall not agree in writing as to their respective portions of such award within twenty (20) days after the date of the final determination of such court of the amount thereof, Landlord and Tenant agree to submit the matter to such court in stipulation for the purposes of a judgment determinative of their respective shares. Tenant shall have the right to seek a separate award, if available, for loss or damage of its business or personal property in the Premises or relocation costs. Any provisions of this Lease which provide for termination of this Lease upon a taking shall not cause Tenant's rights to any award to be less than would exist in the absence of such provisions. Notwithstanding anything herein to the contrary, Tenant's rights to any award for a taking or condemnation shall be subject and subordinate to the rights of any holder of a First Mortgage.

16. Default: Landlord's Rights and Remedies.

            (a) The occurrence of any one or more of the following shall constitute a default by Tenant under this lease ("Default"):

            (i) Failure by Tenant to pay any Rent or any other moneys required to be paid by Tenant under this Lease within ten (10) days after written notice of the failure to pay on the due date;

            (ii) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this lease (i.e., other than any described in Section 16(a)(i), if such failure shall continue for thirty
      (30) days after notice of the breach thereof (plus, if such failure cannot be cured or corrected within that time, such additional reasonable time as may be reasonably necessary if Tenant has commenced curing such failure within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such failure, so long as Tenant gives Landlord weekly written reports of its progress;

            (iii) The levy upon execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released or discharged within sixty (60) days from the date of such filing or otherwise remedied pursuant to Section 32;

            (b) If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed to it at law or in equity or elsewhere in this lease:

            (i) Landlord may terminate this lease by giving Tenant written notice of Landlord's election to do so, in which event the Term of this lease shall end, and all right, title and interest of Tenant hereunder shall expire on the date specified in such notice;

            (ii) Landlord may terminate the right of Tenant to possession of the Premises without terminating this lease, by giving Tenant written notice of Landlord's election to do so, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date specified in such notice;

            (iii) Landlord may exercise all of its remedies at law or in equity;

            (iv) Landlord may set off any amounts owed to Landlord by Tenant hereunder as a result of such Default against any amounts owed Tenant under Section 47 for the CT&T Participation;

            (v) Landlord may, but only under the circumstances set forth in
      Section 47 and payment of any price required by Section 47, terminate the CT&T Participation; and

            (vi) In the event of a Default resulting from the breach of a material covenant by Tenant hereunder, after Landlord has given Tenant any notice required hereunder and any applicable grace period has expired, then, ten (10) days after Landlord delivers an additional notice to Tenant stating that Landlord intends to pursue its remedies under this Section 16(b)(vi), Landlord may perform such covenant on behalf of Tenant and any reasonable amount or amounts which Landlord shall advance on that behalf shall be repaid by Tenant to Landlord within ten (10) days after demand by Tenant together with interest thereon at the Prime Plus Rate from the date of such advance to the repayment thereof in full.

            (c) If Landlord exercises either of the remedies provided for in subparagraphs (i) and (ii) of the foregoing Section 16(b), Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises, with or without process of law, full and complete license so to do being hereby granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be lawful, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by law or in equity.

            (d) If Landlord terminates the right of Tenant to possession of the Premises without terminating this lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the remainder of the Term. Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent and any other sums thereafter accruing as they become due under this lease to the end of the Term. Landlord shall use reasonable efforts to relet the Premises for the account of Tenant for such rent, for such time (which may be for a term extending beyond the end of the Term), in such portions and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Landlord may give priority over leasing the Premises to any other space Landlord desires to lease in the Building and shall not be required in any case to offer rent, length of terms or other terms for the Premises which are or would be less favorable to Landlord than those being offered for comparable space by Landlord in the Building. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to fulfill the requirements of a specific tenant and the cost thereof shall be deemed to be a cost of reletting the Premises; provided, however, expenses of reletting shall not include such costs which would be amortized during periods after the then remaining Term. Landlord may employ a leasing broker or finder and any broker's commission or finder's fee paid by Landlord in connection with the reletting of the Premises shall be deemed to be an expense of reletting the Premises; provided, however, Landlord's expenses of reletting shall not include leasing commissions computed with respect to periods after the then remaining Term. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations, brokerage fees and other such expenses of reletting and second to the payment of Rent herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent due and owing or as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due

Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely. No such re-entry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining and expenses of reletting after the application from time to time of the proceeds of any such reletting.

            (e) In the event of the termination of this lease by Landlord as provided for by subparagraph (i) of Section 16(b), Landlord shall be entitled to recover from Tenant all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable under any of the provisions of this lease, which may be then owing and unpaid, and all costs and expenses, including without limitation court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty (i) the excess, if any, at the time of such termination, of the present value of the aggregate rents which would have come due hereunder during the remainder of the Term pursuant to Sections 1 and 2 of this lease, over the then present value of the then fair rental value of the Premises for the balance of the Term, such present value to be computed in each case on the basis of a discount rate equal to the rate of interest then being paid by Landlord on the loan secured by the First Mortgage or if no such loan exists, then at the then current Prime Rate (as defined in Section 25(g) hereof), and (ii) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this lease other than for the payment of Rent.

            (f) All property removed from the Premises by Landlord pursuant to any provisions of this lease or by law may be handled, removed or stored by Landlord at the cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and for storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control. All such property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall, at Landlord's option, be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale, without further payment or credit by Landlord to Tenant.

            (g) Tenant shall pay all of Landlord's costs, charges and expenses, including without limitation court costs and reasonable attorneys' fees, incurred in successfully enforcing Tenant's obligations under this lease.

17. Subordination.

            (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Real Property, or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part thereof, and may have heretofore or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed. (Any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee". Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor". Any Mortgage which is a first lien against the Building, the Land, the leasehold estate under a Ground Lease or any interest therein is herein called a "First Mortgage" and the holder or beneficiary of any First Mortgage is herein called a "First Mortgagee".)

            (b) If requested by a First Mortgagee or Ground Lessor, Tenant will either (i) subordinate its interest in this lease to said First Mortgage or Ground Lease, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof, so long as any First Mortgagee or Ground Lessor requesting said subordination executes and delivers to Tenant a subordination, attornment and non-disturbance agreement reasonably satisfactory to Tenant and the Mortgagee or Ground Lessor giving due consideration to the concerns of a tenant and a mortgagee or ground lessor in all respects, which agreement shall contain provisions allowing Tenant to continue to occupy the Premises pursuant to this lease notwithstanding a foreclosure of the First Mortgage or termination of the Ground Lease, so long as Tenant is not in default hereunder, or (ii) make certain of Tenant's rights and interests in this lease superior thereto and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such First Mortgagee or Ground Lessor and shall agree that this lease shall not be terminated (except pursuant to the express terms of this lease) or amended to shorten the Term or reduce the Rent without the First Mortgagee's or Ground Lessor's consent. Tenant covenants it will not subordinate this lease to any mortgage other than a First Mortgage without the prior written consent of the First Mortgagee.

18. Mortgagee Protection. Tenant agrees to give any First Mortgagee and Ground Lessor, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interests in leases, or otherwise) of the address of such First Mortgagee or Ground Lessor. Tenant's obligations under this Section 18 are solely for the benefit of a First Mortgagee and Ground Lessor and are expressly intended not to benefit Landlord. The First Mortgagee and Ground Lessor shall have the right to cure Landlord Defaults within the time periods herein set forth before Tenant may exercise any rights under Sections 29(a) or
(c).

19. Insurance and Subrogation.

            (a) Tenant shall carry insurance during the entire Term hereof insuring Tenant and insuring Landlord, Building Manager and their respective agents, partners and employees, as their interests may appear, with terms, coverages and in companies with a rating of A.M. Best "A" or better, and with such increases in limits as Landlord may from time to time reasonably request, but initially Tenant shall maintain the following coverages in the following amounts:

            (i) Public liability insurance with the broad form commercial liability endorsement, including contractual liability insurance covering Tenant's indemnity obligations hereunder, in an amount not less than $10,000,000.00 per occurrence.

            (ii) "All risk" physical damage insurance including fire, sprinkler leakage, vandalism and extended coverage for the full replacement cost of all additions, improvements and alterations to the Premises (except to the extent the same are part of building standard work performed by Landlord pursuant to the Workletter, if any, attached hereto) and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises; plus valuable papers insurance covering documents and papers of value in Tenant's vaults with limits not less than those customarily carried by prudent tenants in such businesses.

            Tenant shall, prior to the commencement of the Term and from time to time during the Term, furnish to Landlord policies or certificates (with proof of payment) evidencing the foregoing insurance coverage. Tenant's policies shall state that such insurance coverage may not be reduced or cancelled or be allowed to expire without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to non-payment of premium, and in that case only ten (10) days' prior written notice shall be sufficient).

            (b) Landlord and Tenant agree to have all policies of physical damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 19(a) above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder. Each such policy shall provide further that the insurer waives all rights of subrogation which such insurer might have against any of the parties named in Section 19(a) above, and Landlord and Tenant shall first seek recovery under any applicable insurance policy before proceeding against the other.

            (c) Landlord shall carry insurance during the entire Term hereof, with commercially reasonable deductible amounts and with insurance companies with a rating of A.M. Best "A" or better, and with such increases in limits as Tenant may from time to time reasonably request, but initially Landlord shall maintain the following coverages in the following amounts: (i) "all-risk" replacement cost property insurance on the Building against fire and other extended coverage perils (including boiler and machinery and electrical apparatus coverage) in an amount sufficient to prevent Landlord from being deemed a co-insurer of the risks insured under the policy, but in no event less than the amount, if any, required by the First Mortgagee, (ii) commercial liability insurance, including contractual liability (which also insures Tenant but excluding coverage over liability incurred by Tenant in the operation of its business), in an amount not less than $10,000,000.00 per occurrence, and (iii) rent loss insurance covering loss of rents from Tenant under this lease and other tenants under other leases in the Building in such amounts as a prudent owner of a first class office building in the City of Chicago, Illinois, would carry.

20. Nonwaiver. No waiver of any condition expressed in this lease shall be implied by any neglect of either party to enforce any remedy on account of the violation of such condition, whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting Landlord's rights under the provisions of Section 8, it is agreed that no receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect any said notice, suit or judgment.

21. Estoppel Certificate.

            (a) Tenant agrees that from time to time upon not less than ten (10) days (or five (5) business days if the entity issuing the estoppel certificate is issuing it unconditionally) prior written request by Landlord, or any existing or prospective First Mortgagee or Ground Lessor, Tenant will, and Tenant will cause any subtenant, licensee, concessionaire or other occupant of the Premises claiming by, through or under Tenant to, complete, execute and deliver to Landlord or Landlord's designee or to any First Mortgagee or Ground Lessor, a written estoppel certificate certifying (i) that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (ii) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid; (iii) that to the best of Tenant's knowledge the Landlord is not in default under any provision of this lease, or, if in default, the nature thereof in detail; (iv) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims (or if such is not the case, a statement as to the status of the Premises, Tenant's offsets and/or claims); (v) that there has been no prepayment of Rent other than that provided for in the lease; (vi) that there are no actions, whether voluntary or otherwise, pending against Tenant under the Bankruptcy Code or the bankruptcy laws of any state; (vii) the current CT&T Participation and any other information reasonably requested in connection with the CT&T Participation; and (viii) such other matters as may be reasonably required by the Landlord, First Mortgagee, or Ground Lessor, including, without limitation, any other information concerning the status of this lease or other parties' performance hereunder reasonably requested by the party to whom such estoppel certificate is to be addressed. Tenant's failure to complete, execute and deliver the aforesaid estoppel certificate within said time period shall be deemed a default under Section 16 subject to notice and an opportunity to cure or correct such default as provided in Section 16(a)(ii), except that the time period for cure or correction shall be limited to three (3) business days after Tenant's receipt of Landlord's notice of default.

            (b) If Tenant in connection with any proposed assignment, subletting, financing or other similar transaction desires an estoppel certificate from Landlord, Landlord shall upon not less than ten (10) days (or five (5) business days if the entity issuing the estoppel certificate is issuing it unconditionally) prior written request by Tenant, complete, execute and deliver to Tenant or Tenant's designee a written estoppel certificate certifying
(i) that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (ii) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid; (iii) that to the best of Landlord's knowledge the Tenant is not in default under any provision of this lease, or, if in default, the nature thereof in detail; (iv) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis and that Landlord has no unsatisfied claims against Tenant (or if such is not the case, a statement as to the status of the Premises and/or Landlord's claims); (v) that there has been no prepayment of Rent other than that provided for in the lease; (vi) that there are no actions, whether voluntary or otherwise, pending against Landlord under the Bankruptcy Code or the bankruptcy laws of any state; and (vii) such other matters as may be reasonably required by the Tenant or its designee, including, without limitation, any other information concerning the status of this lease or other parties' performance hereunder reasonably requested by the party to whom such estoppel certificate is to be addressed. Landlord's failure to complete, execute and deliver the aforesaid estoppel certificate within said time period shall be deemed a default under Section 29 subject to notice and an opportunity to cure such default as provided in Section 29 except that the time period for cure shall be three (3) business days after Landlord's receipt of Tenant's notice of default.

22. Authority. Tenant (a) represents and warrants that this lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof and (b) if Landlord so requests, shall deliver to Landlord, concurrently with the delivery of this lease executed by Tenant, certified resolutions of the board of directors of Tenant authorizing Tenant's execution and delivery of this lease and the performance of Tenants obligations hereunder. Landlord represents and warrants that all of the persons who are general or managing partners in said partnership have executed this lease on behalf of Tenant, or that this lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership and is and constitutes the valid and binding agreement of the partnership in accordance with the terms hereof.

23. Real Estate Brokers. Tenant represents and warrants that Tenant has directly dealt with and only with Equis Corporation ("Equis") (whose commission, if any, shall be paid by Landlord pursuant to separate agreement dated November 28, 1988, as amended by agreements dated May 5, 1989 and June 30, 1989) as broker in connection with this lease and agrees to indemnify and hold Landlord, and the Building Manager and leasing agent of the Real Property harmless from all claims, losses, liabilities, damages, liens, costs and expenses including without limitation reasonable attorneys' fees, arising from any claims or demands of any other broker or brokers or finders or Equis other than pursuant to the aforesaid brokerage agreement for any commission due or alleged to be due such other broker or brokers or finders or Equis other than pursuant to the aforesaid brokerage agreement claiming to have dealt with Tenant in connection with this lease or with whom Tenant hereafter deals or whom Tenant hereafter employs.

      Landlord represents to Tenant that Landlord has not dealt with any broker other than Equis in negotiating this lease and agrees to indemnify and hold Tenant harmless from and against any and all claims, losses, liabilities, damages, liens, costs and expenses, including, without limitation, reasonable attorneys' fees arising from any claims or demands of Equis arising pursuant to the aforesaid brokerage agreement or any other broker or brokers or finders for any commission due or alleged to be due Equis arising pursuant to the aforesaid brokerage agreement or such other broker or brokers or finders claiming to have dealt with Landlord in connection with this lease or with whom Landlord hereafter deals or whom Landlord hereafter employs. The failure of Landlord to pay Equis any amounts due Equis from time to time pursuant to the aforesaid brokerage agreement between Landlord and Equis shall constitute a Landlord default under Section 29 hereof, subject to the notice and cure periods contained in Section 29.

24. Notices. All notices, requests, demands, or other communications to or upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered to Tenant (including without limitation delivery by facsimile transmission, messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail addressed to Tenant prior to the Low-Rise Commencement Date at 111 West Washington Street, Chicago, Illinois 60603, to the attention of both the General Counsel and the Senior Vice president-Real
Estate Administration, and after the Low-Rise Commencement Date at the Premises. Any notices or demands from Landlord to Tenant may be signed by Landlord, its beneficiary, the managing agent of the Building (the "Building Manager") or any agent of any of them. After the Low-Rise Commencement Date if Tenant is a corporation and is not in occupancy of the Premises, any notices or demands from Landlord to Tenant shall also be deemed to have been given if a copy thereof is mailed by registered or certified mail to Tenants registered agent in Illinois. Any notices or demands from Tenant to Landlord shall be deemed to have been given if a copy thereof has been personally delivered to Landlord (including without limitation delivery by facsimile transmission, messenger or courier, with evidence of receipt) at Landlord's address for payment of Rent or mailed by registered or certified mail return receipt requested at Landlord's address for payment of rent, with a copy to the Building Manager who shall initially be The Linpro Company whose address is 55 West Wacker Drive, Chicago, Illinois or such other corporation, partnership or other entity selected by Landlord, in its sole discretion, as the manager for the Building. Either party may, upon notice to the other, change its address for receipt of notices or demands. All notices to or demands upon Landlord or Tenant mailed by registered or certified mail shall be deemed served at the time the same were posted.

25. Miscellaneous.

            (a) Each provision of this lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any assignment, subletting, mortgage, lien, charge, or other transfer or encumbrance contrary to the provisions of this lease.

            (b) No modification, waiver or amendment of this lease or any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by the party against whom such modification, waiver or amendment is asserted.

            (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord, and no lease or obligation of Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

            (d) Clauses, plats, exhibits, attachments and riders, if any, affixed to this lease are made an integral part hereof.

            (e) The headings of Sections are for convenience only and do not limit or expand, or affect the interpretation of, the contents of the Sections.

            (f) Time is of the essence of this lease and of each and all provisions hereof.

            (g) All amounts (including, without limitation, Base Rent and Additional Rent) owed by Tenant to Landlord or by Landlord to Tenant pursuant to any provision of this lease shall not be deemed a loan but shall bear interest from the date due in the case of Base Rent and Additional Rent, and in the case of other amounts, seven days from the date due, until paid at the annual rate equal to the rate of interest announced from time to time by The First National Bank of Chicago at Chicago, Illinois, or any successor thereto, as its corporate base rate (the "Prime Rate"), changing as and when said corporate base rate changes plus two percent (2%) per annum (the "Prime Plus Rate"), unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged. Notwithstanding the foregoing, if Tenant is responsible for Taxes pursuant to

Section 2(c)(i)(C) hereof, in the event Tenant fails to pay Taxes in accordance with said Section 2(c)(i)(C) the amount of Taxes owed pursuant to said Section shall bear interest from the date due until paid at the penalty rate then charged by the Cook County Assessor's Office.

            (h) The invalidity of any provision of this lease shall not impair or affect in any manner the validity, enforceability or effect of any other provision of this lease.

            (i) All understandings and agreements, oral or written, including that certain 38-page letter of intent dated December 22, 1988, heretofore made between the parties hereto and any of their agents with respect to a lease at the Building are merged in this lease, which alone fully and completely expresses the agreement between Landlord and Tenant.

            (j) Any rights, reserved or granted to Landlord hereunder may be exercised by Landlord, its beneficiaries (if Landlord is a land trust) or the Building Manager or their respective agents, employees, contractors or designees.

26. Quiet Enjoyment. The Landlord covenants and agrees that Tenant, on paying the Rent, charges for services and other payments herein reserved, and, on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements contained herein. Without limiting the generality of the foregoing, the Landlord shall during the Term of the lease regularly and timely pay all payments of principal and interest and other obligations of the Landlord under any mortgage, trust deed or ground lease (if Tenant's right to possession of the Premises would be disturbed, or Tenant's rights under Section 47 would be adversely affected, by foreclosure of the mortgage or trust deed or termination of the ground lease), any Taxes (except as may be contested pursuant to the terms hereof and of any mortgage or trust deed), and any amounts due mechanics or materialmen performing any work on behalf of Landlord in or about the Building which would have priority over Tenant's right to possession of the premises (except any which are in good faith contested by Landlord as allowed by the terms of any mortgage or trust deed).

27. Building Directory. Landlord will provide for three computerized Building directories, two to be located in the Building lobby and one to be located in the rotunda. Landlord covenants to maintain such directories and to keep them operational throughout the Term. During the Term, Landlord will list the names of Tenant and all of Tenant's departments and divisions, and individual officers and managers who are working in the Premises in such directories at no cost to Tenant. Landlord shall make such subsequent additions, deletions and changes in the names of Tenant, Tenant's departments and divisions and individual officers and managers as Tenant requests from time to time in and to the initial listing after the Low-Rise Commencement Date at no cost to Tenant.

28. Good Faith and Reasonableness. Tenant and Landlord acknowledge their duty to exercise their rights and remedies, and perform their obligations, reasonably and in good faith. Wherever a party's consent or approval is required, such consent or approval shall not be unreasonably withheld, denied or delayed. Whenever the provisions of this lease allow the Landlord or the Tenant to perform or not perform some act at its option, in its judgment, or to its satisfaction, the decision of the Landlord and Tenant to perform or not perform such act shall be reasonable.

29. Landlord's Default and Tenant's Remedies. In the event of the Landlord's default under any covenant, term or provision of this lease, other than those which are the subject of Sections 50 and 51 of this lease, subject to Tenant's compliance with the provisions of Section 18 the Tenant shall have, and may exercise, the following rights and remedies in addition to (and without limiting or being limited by) any other rights and remedies as provided in this lease, or as otherwise afforded at law or in equity, all such rights and remedies to be distinct, separate and cumulative, and the exercise or assertion of any of them not to operate to preclude the simultaneous, or subsequent exercise, or to deprive the Tenant, of any right or remedy:

            (a) Termination of Lease. The Tenant may terminate this lease by delivering to the Landlord written notice thereof in the event the Landlord fails to observe or perform any material covenant, agreement, condition or provision of this lease if such failure shall continue, after receipt by the Landlord of written notice from the Tenant specifying such failure, for a period of thirty (30) days, unless such failure requires work to be performed, acts to be done, or conditions to be removed which, by their nature, cannot reasonably be performed, done or removed, as the case may be, within such period, in which event, if the Landlord shall have commenced curing or correcting the same within such period, and shall have diligently and continuously prosecuted such cure or correction to completion, and shall, at Tenant's request, have provided the Tenant with weekly written reports of the status of such cure, then such rights of termination shall be extinguished as to such failure.

            (b) Damages. The Tenant may recover from the Landlord as damages any loss, cost or expense of any kind or nature at any time suffered or incurred by any of them on account of the failure by the Landlord to observe and abide by any covenants, agreements, provisions or conditions of this lease for a period of thirty (30) days after written notice therof from Tenant (except that if such default cannot be cured within said 30-day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the 30-day period and proceeds diligently thereafter to effect such cure and provides Tenant, at Tenant's request, with weekly written reports of the status of such cure). As to any such damages, whether suffered or incurred before or after (or on account of) any termination of this lease, such right to recovery shall survive such termination.

            (c) Offset for Non-Performance. In case the Landlord shall fail or neglect to keep and perform any of the covenants or agreements in this lease contained on the part of the Landlord to be kept and performed, and if said default shall continue for thirty (30) days (or such longer period as may reasonably be required to perform such covenant provided Landlord promptly commences and diligently pursues performance or such shorter reasonable period if emergency repairs, maintenance, restorations, renewals or alterations are required and Landlord shall have provided Tenant with weekly written reports of the status of such cure) after written notice to Landlord to cure the specific default, then, in such event, the Tenant, in addition to all other remedies provided hereunder, may at its election, (i) compel Landlord's performance or prevent breach of any of the covenants or agreements to be kept or performed by Landlord by appropriate legal proceedings; or (ii) in the case of a covenant, an agreement or work which is material to Tenant's occupancy of the Premises, give to Landlord an additional notice stating that Tenant intends to pursue its remedies under this Section 29(c)(ii) and then, ten (10) days after the giving of such notice, perform such covenant, agreement or work for or on behalf of the Landlord or make good any such default and any reasonable amount or amounts which the Tenant shall advance on that behalf, shall be repaid by the Landlord to the Tenant within ten (10) days after demand by Tenant, together with interest thereon at the Prime Plus Rate from the date of such advance to the repayment thereof in full; and if the Landlord shall not repay any such amount or amounts within ten (10) days after demand by Tenant, the Tenant may, without forfeiture of its Term herein, withhold or deduct the same, together with interest thereon as aforesaid, from the next installment or installments of Base Rent and Additional Rent thereafter to become due to Landlord under this lease until the amount so advanced and interest thereon is fully recovered. Nothing herein contained shall preclude the Tenant from proceeding by other means to collect the amount so paid by it as aforesaid without waiting for rental offsets to accrue. In the event Tenant elects to perform such covenant, agreement or work for or on behalf of Landlord or make good any such default Tenant shall use reasonable efforts not to cause an additional default under the First Mortgage or adversely affect other tenants' occupancy of the Building. In addition, before Tenant performs any work involving the structure or systems of the Building, Tenant will notify Landlord and Landlord shall have three (3) business days thereafter in which to submit to Tenant the name of a contractor that is acceptable to Landlord to perform such work, and provided such contractor is able and willing to perform such work on a timely basis, Tenant shall use such contractor to perform such work.

30. Title and Covenant Against Liens. Landlord's title is and always shall be paramount to the title of Tenant, and nothing in this Lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Premises, the Building, the Land or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, (i) to immediately pay and remove same, or (ii) to contest such lien in good faith and to cause Landlord's title insurer (if Tenant or a company affiliated with Tenant is such title insurer, then such title insurer shall act as a fiduciary and apply underwriting standards similar to those which would be applied in other similar situations, but where the title insurer is an independent third party) to insure over such lien or deliver an indemnity bond in favor of Landlord or such other persons as Landlord shall designate in an amount reasonably requested by Landlord or deliver such other security or indemnity as Landlord may reasonably require. In the case of (ii) above, Tenant shall regularly advise Landlord as to the status of such lien claim and shall in any event cause such lien to be released prior to foreclosure thereof. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Premises, the Building or the Land, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens so attach and Tenant fails to fulfill the requirements of (i) or (ii) above, then Landlord, at its election, may pay and satisfy the same, and in such event the sums so paid by Landlord, with interest from the date of payment at the Prime Plus Rate shall be deemed to be additional rent due and payable by Tenant immediately upon written notice from Landlord.

31. Secured Area.

            (a) Notwithstanding anything contained in this lease to the contrary, Tenant may, if Tenant complies with Section 31(b) below, provide its own locks to areas within the Premises (individually a "Secured Area" and collectively the "Secured Areas"). Tenant need not furnish Landlord with keys to the Secured Areas, but at the termination of the Term, Tenant shall surrender all such keys to Landlord. If Landlord reasonably determines that an emergency or other situation exists in the Building or the Premises, including without limitation, a fire or flood, requiring Landlord to gain access to a Secured Area, then Landlord may forcibly enter such Secured Area. In such event, Landlord shall have no liability whatsoever to Tenant to repair or reconstruct any entrance, corridor or other door or other portions of the Premises or the Secured Area damaged as a result of the forcible entry by Landlord. Notwithstanding the foregoing, Landlord shall make a reasonable effort to contact Tenant or its representative to secure access to such Secured Area prior to a forcible entry. Landlord shall have no obligation to provide janitorial, maintenance or any other services to any of the Secured Areas if Landlord must have access to the Secured Area to perform such service.

            (b) Tenant may designate an area of the Premises as a Secured Area by giving ten (10) days prior written notice to Landlord showing the Secured Area and the name of a representative of Tenant to be contacted and the manner of contact to avoid a forcible entry as described in Section 31(a) above. Tenant may revoke its designation of an area of the Premises as a Secured Area by giving ten (10) days prior written notice to Landlord and delivering to Landlord copies of the keys to the locks restricting access to such area, whereupon Landlord will again be obligated to provide janitorial service to such area.

32. Bankruptcy or Insolvency.

            (a) Neither Tenant's interest in this lease nor any estate hereby created in Tenant shall pass to any trustee

[except as may specifically be provided pursuant to the provisions of the bankruptcy laws promulgated by the United States government, currently codified in the Bankruptcy Code, 11 U.S.C. 101 et seq. as amended from time to time (the "Bankruptcy Code")] or receiver or assignee for the benefit of creditors or otherwise by operation of law.

            (b) In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law, or its executors, administrators, or assigns, if any, shall be adjudicated insolvent pursuant to the provisions of any state law or an order of relief is entered pursuant to the Bankruptcy Code or if Tenant is adjudicated insolvent or admits in writing its inability to pay its debts as they mature, or if a receiver or trustee of some or all of the property of Tenant shall be appointed by reason of insolvency or inability to pay its debts, or if any assignment shall be made of the property of Tenant for the benefit of creditors, excepting an assignment by a trustee pursuant to the provisions of the Bankruptcy Code then such event shall be deemed a Default under this lease. For purposes hereof, the term "insolvent" or "insolvency" shall mean that the fair market value of all of the assets of the Tenant are less than all of the liabilities (including contingent liabilities) of the Tenant.

            (c) Tenant shall not cause the appointment of a trustee or receiver of the assets of Tenant and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under any insolvency law, except under the Bankruptcy Code, or the appointment of a trustee or receiver of Tenant shall be conclusive evidence that Tenant allowed such petition or caused such appointment, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within the earlier of the permissible time period under the law for seeking to vacate the allowance or appointment or ninety (90) days after such allowance or appointment.

            (d) Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree that Tenant or the trustee shall determine within a reasonable time set by the court whether to assume or reject this lease and adequately protect Landlord.

            (e) No breach of this lease by Tenant, either prior to or subsequent to the filing of a petition under the Bankruptcy Code, shall be deemed to have been waived unless expressly done so in writing by Landlord.

            (f) Notwithstanding anything in this lease to the contrary, all documents payable by Tenant to or on behalf of Landlord under this lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of the Bankruptcy Code.

            (g) Any payment received from Tenant may be applied by Landlord at any time against any obligation due and owing by Tenant under this lease, notwithstanding any statement appearing on or referred to in any remittance from Tenant or any prior application of such payment. If a petition under the Bankruptcy Code is initiated within ninety (90) days after receipt by Landlord of any payment from Tenant, the payment shall be applicable to any unpaid obligations then due in the inverse order of their maturity.

33. Environmental Matters. Landlord represents, warrants, covenants and agrees with the Tenant that:

            (a) (i) the Land and Building (when constructed) are not and will not be the subject of any liens, actions or proceedings relating to Hazardous Substances (as hereinafter defined) or Environmental Laws (as hereinafter defined) and the Landlord is not a party to any such action or proceeding and the Landlord has received no notice of any such lien, action or proceeding that is pending or threatened. Landlord shall notify Tenant of any subsequent lien, action or proceeding which may hereafter be pending or threatened.

            (ii) to Landlord's knowledge

                   (A) no Hazardous Substances are or have been located, stored or disposed on or released or discharged from (including groundwater contamination) the Land in violation of Environmental Laws, except that PCB transformers were once located on the Land and have been removed; no PCBs contaminated the groundwater or soil and the removal of such transformers was performed by Commonwealth Edison Company; fuel tanks are located in the buildings currently located on the Land and will be removed during the demolition of those buildings;

                   (B) the Land and Building (when constructed) and its use and operation currently comply with and will comply with all federal, state and local requirements relating to the protection of health and with all Environmental Laws, and all necessary permits have been obtained under Environmental Laws;

                   (C) there is not past or ongoing leakage or spillage of
             Hazardous Substances from fuel tanks located in or below the lower levels of the Building or any migration of Hazardous Substances onto the Land from neighboring property, in violation of Environmental Laws.

            (iii) The shell and core of the Building and the Premises (other than in the Tenant Improvements) as of the date Tenant takes possession will not contain any Hazardous Substances in violation of Environmental Laws and further, that in the event any Hazardous Substance is found in the shell and core of the Building or the Premises in violation of Environmental Laws (other than in the Tenant Improvements) Landlord shall remove the same at its sole cost and expense. In addition, without limitation of the foregoing, Landlord shall, at no cost or expense to the Tenant as Expenses or otherwise, take all actions necessary to comply with all Environmental Laws affecting the Land and Building, including, without limitation, removal, containment and remedial actions required by any Environmental Laws or any governmental agencies in the enforcement of Environmental Laws affecting the Land and Building, and shall indemnify Tenant from and against any and all costs, claims, expenses, damages, liens, losses and judgments arising out of the presence of Hazardous Substances or Landlord's failure to comply with Environmental Laws; provided, however, that the foregoing obligations of Landlord shall not extend to Tenant Improvements unless such condition occurs because Landlord (by Landlord's contractor) performs the

Tenant Work and deviates from the plans and material's theretofore approved by Tenant's Architect, except as may otherwise be provided in any construction contract subsequently entered into between Landlord and Tenant.

      (b) (i) For purposes of this Section the term "Hazardous Substances" shall mean the following:

                   (A) Any "hazardous substance" as now defined pursuant to the
             Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.A. ss. 9601(14) as amended by the Superfund Amendments and Reauthorization Act ("SARA"), and including the judicial interpretation thereof;

                   (B) Any "pollutant or contaminant" as defined in 42 U.S.C.A.
             ss. 9601 (33);

                   (C) Any material now defined as "hazardous waste" pursuant to
             40 C.F.R. Part 260;

                   (D) Any petroleum, including crude oil or any fraction
             thereof;

                   (E) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel;

                   (F) any "hazardous chemical" as defined pursuant to 29 C.F.R.
             Part 1910; and

                   (G) any other substance subject to regulation as a hazardous or toxic substance under Environmental Laws.

            (ii) For purposes of this Section the term "Environmental Laws" shall mean and include all federal, state and local statutes, ordinances, regulations and rules presently in force or hereafter enacted relating to environmental quality, contamination and clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. A. ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984, and the Environmental Protection Act of Illinois, Ill. Rev. Stat. ch. 111 1/2, ss. 1001 et seq., as amended, and state superlien and environmental clean-up statutes and all rules and regulations presently or hereafter promulgated under said statutes as amended. The term "knowledge" does not require any separate investigation for purposes of making the representation and warranty in this Section 33 and does not impute any knowledge of tenants or former owners of the Land or improvements located thereon.

34. Exculpatory Provisions.

            (a) It is expressly understood and agreed by and between the parties hereto, as to any Landlord which is a land trust, anything herein to the contrary notwithstanding: that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the represenations, warranties, covenants, undertakings and agreements of such

Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises, the Building and the Land to the terms of this lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of its beneficiaries, or any of the agents or representatives of said beneficiaries), Tenant shall look solely to the interest of such Landlord in the Premises, the Building and the Land; that this lease is executed and delivered by Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; that no Landlord which is a land trust or any of its beneficiaries shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against any trustee of any land trust owning the Building or the Land who is or becomes Landlord individually or personally, or against any of its beneficiaries or any of the beneficiaries under any land trust which is or may become the owner of the Building or Land, on account of this lese or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant; provided, however, that nothing contained in this Section 34 shall be construed to limit or impair the ability of Tenant to realize upon and collect under the Personal Guaranty described in Section 55.

            (b) It is expressly understood and agreed between the parties thereto, as to any Landlord which is a partnership, anything to the contrary notwithstanding: that, except as otherwise expressly provided in the Personal Guaranty, no partners of any partnership which is a Landlord shall have any personal liability arising out of or in connection with this lease or any instruments or documents executed by Landlord relating to this lease. Tenant hereby acknowledges and agrees that the liability of a partnership which is a Landlord (other than under the Personal Guaranty) shall be limited to and enforceable solely against the interest of such partnership in and to the Land and the Building and not the other assets of such partnership. The assets and property of a partnership which is a Landlord shall not include a deficit capital account of any partner or any obligation of a partner to make contributions to such partnership.

            (c) It is expressly understood and agreed between the parties hereto, as to any Landlord which is a corporation, anything to the contrary notwithstanding: that no directors, officers, employees or shareholders of any corporation which is a Landlord shall have any personal liability arising out of or in connection with this lease or any instruments or documents executed by Landlord relating to this lease. Tenant hereby acknowledges and agrees that the liability of a corporation which is a Landlord (other than under the Personal Guaranty described in Section
55) shall be limited to and enforceable solely against the interest of such corporation in and to the Land and the Building and not the other assets of such corporation.

35. Scheduled Commencement Date. The Term shall commence on the Low-Rise Commencement Date. The "Low-Rise Commencement Date" will be the latest of the following dates: (i) the date which is thirty-four (34) weeks after the Low-Rise Access Date (hereinafter defined), as may be extended as provided in Section 50(d); (ii) the Gate of Substantial Completion of the low-rise portion of the Building; and (iii) thirty (30) days after the date on which the low-rise portion of the Building (not including Tenant Improvements or other work to be performed by or desired by Tenant) is sufficiently completed to allow Tenant's furniture move-in and installation of telephone, communications systems and security system) ("Beneficial Occupancy"). Within thirty (30) days after the request of Landlord and after the Low-Rise Commencement Date is determinable, Landlord and Tenant shall enter into a written supplement to this lease, in recordable form, specifying the Low-Rise Commencement Date and such other dates that are determined with reference to the Low-Rise Commencement Date. The Low-Rise Commencement Date is sometimes herein referred to as the "Commencement Date."

      The "Low-Rise Access Date" will be deemed to have occurred when the Access Date Specifications attached hereto as Attachment 2 have been satisfied with respect to low-rise space in the Initial Premises.

      The "High-Rise Access Date" will be deemed to have occurred when the Access Date Specifications attached to this lease as Attachment 2 have been satisfied with respect to the Top Floor. The "High-Rise Commencement Date" will be the latest of the following dates: (i) the date which is twenty (20) weeks after the High-Rise Access Date; (ii) the date of Substantial Completion of the high-rise portion of the Building; and (iii) thirty (30) days after the date on which the high-rise portion of the Building has been sufficiently completed to allow Beneficial Occupancy. Within thirty (30) days after the request of Landlord and after the High-Rise Access Date is determinable, Landlord and Tenant shall enter into a written supplement to this lease, specifying the High-Rise Access Date and such other dates that are determined with reference to the High-Rise Access Date.

      "Substantial Completion" of the low-rise portion of the Building shall be deemed to occur on the date the latest of the following to occur has occurred:

            (a) A certificate of occupancy for that portion of the Building on which the low-rise and vault space of the Premises are located (exclusive of tenant improvements) has been issued by the department of the City of Chicago which issues such certificate (or if not Issued as standard practice, then all items [other than tenant improvements] of construction of the Building have been sufficiently completed to permit legal occupancy of the portion of the Building containing the low-rise and vault portions of the Premises, as evidenced by statements from Landlord and its architect stating that such portion of the Building is built in accordance with Sections

62(a),(b),(c) and (e) and substantially completed (in accordance with those plans and specifications upon which governmental permits were issued) and Landlord's statement that the Department of Inspectional Services and the Fire Department of the City of Chicago have performed their review and such review did not disclose any major items of work left to be done which would prevent legal occupancy);

            (b) The base building mechanical systems serving the low-rise and vault portions of the Premises are operational, as evidenced by a statement from Landlord's architect and engineer that such systems are substantially complete and operational and have been tested;

            (c) The ground floor lobby has been sufficiently completed to permit Tenant access from main lobby areas and the rotunda to elevators and escalators serving the low-rise and vault portions of the Premises (but workmen and materials may be present in the lobby and there may be ongoing work; temporary barriers and scaffolding will be allowed if they can be relocated, if required). Ground level barricades at Clark Street and Randolph Streets outside the Building shall have been removed.

      "Substantial Completion" of the Top Floor shall be deemed to occur on the date the latest of the following to occur has occurred:

            (a) A certificate of occupancy for the Top Floor (exclusive of tenant improvements) has been issued by the department of the City of Chicago which issues such certificate (or if not issued as standard practice, then all items [other than tenant improvements] of construction of the Building have been sufficiently completed to permit legal occupancy of the Top Floor, as evidenced by statements from Landlord and its architect stating that such portion of the Building is built in accordance with Section 62 and substantially complete (in accordance with those plans and specifications upon which governmental permits were issued) and Landlord's statement that the Department of Inspection Services and Fire Department of the City of Chicago have performed their review and such review did not disclose any major items of work left to be done which would prevent legal occupancy);

            (b) Base building mechanical systems serving the Top Floor are operational, as evidenced by a statement from Landlord's architect and engineer that such systems are substantially complete and operational and have been tested.

      If, for reasons other than Tenant Delay (as defined in the definition of Force Majeure in Attachment 15), the Low-Rise Commencement Date would fall within a month other than a February or an October, then to accommodate Tenant's scheduling and move-in requirements, Tenant may extend the Low-Rise
Commencement Date to the next February 1, if it would otherwise have fallen within the period from November to January, or to the next October 1, if it would otherwise have fallen within the period from March to September; provided that such date may not be extended beyond October 1, 1993 without the Landlord's consent. If Tenant does take partial occupancy between a February and the next October, or between October and the next February, which it may do if Substantial Completion of the low-rise portion of the Building has occurred, the Low-Rise

Rent Commencement Date will occur thirty (30) days after the date of Tenant's occupancy, subject to the provisions of Section 38.

      The Landlord shall initially determine the date on which the tests set forth in clauses (b) and (c) above relating to Substantial Completion of the low-rise portion of the Building and in clause (b) above relating to substantial completion of the high-rise portion of the Building have been met and shall notify Tenant in writing no later than three (3) business days after such date. Tenant shall then have five (5) business days in which to send written notice to Landlord disagreeing with Landlord's determination of such date and stating the reasons Tenant so disagrees. If Landlord and Tenant do not agree on such date within three (3) business days of the date of Tenant's notice to Landlord, then the Architect and the Tenant shall each individually set forth in writing the basis of their disagreement within ten (10) days and such matter shall be determined by arbitration in accordance with the provisions of Section 65 hereof.

36. Option to Extend.

            (a) Provided that this lease is then in full force and effect and Tenant is not in Default, Landlord hereby grants to the Tenant an option to extend the Term of this lease (but as to Lobby Space, only if elected under Section 36(e)) on the same terms, conditions and provisions as contained in this lease, except as otherwise provided herein, for three (3) successive periods (each such period called an "Option period") of five (5) years each. The First Option Period will commence on the date after the expiration of the Initial Term, and each successive Option Period will commence upon expiration of the prior Option Period.

            (b) Landlord shall deliver written notice to Tenant of Landlord's determination of the Market Rental Rate for an Option Period no later than twenty-four (24) months prior to the commencement of such Option Period. Tenant may, no earlier than thirty-six (36) months nor later than twenty-five (25) months prior to the expiration of the Initial Term or the Option period, as applicable, request in writing that Landlord advise Tenant in writing of Landlord's determination of the Market Rental Rate for multiple successive Option Periods, in which case Landlord shall deliver such rates in accordance with the provisions of the immediately prior sentence. In the event there is any disagreement over the Market Rental Rate such disagreement shall, at Tenant's election, be resolved in accordance with the provisions of Section 61(b) hereof.

            (c) Tenant's option to extend shall be exercisable by Tenant's written notice of Tenant's election to exercise given to Landlord no later than eighteen (18) months prior to the expiration of the initial Term or the Option Period which precedes the Option period for which the option is being exercised; it being understood and agreed that if Landlord quotes to Tenant the Market Rental Rate, Tenant need not exercise the option. If not so exercised, Tenant's option for such Option Period under this Section 36 shall thereupon expire. Tenant shall have the right to exercise its right to extend the term for more than one (1) Option Period by delivering written notice of Tenant's election to exercise more than one (1) Option Period no later than eighteen (18) months prior to the expiration of the initial Term or the Option Period, whichever immediately precedes the Option period(s) for which the option is being exercised. Tenant's notice of exercise once given is irrevocable.

            (d) Rent per square foot of Rentable Area of the Initial Office Premises payable during the Option Period with respect to the Initial Office Premises shall be equal to eighty-five percent (85%) of the Market Rental Rate. Rent per square foot of the Rentable Area of the remainder of the premises (except Vault Space) payable during the Option Period shall be at the Market Rental Rate. Base Rent per square foot of Rentable Area of Original Vault Space and Additional Vault Space (as hereinafter defined) during the first Lease Year of the Option Period shall increase over Base Rent for such space payable during the initial Term by a percentage equal to the percentage increase in Base Rent for low-rise office space from a Base Rent of Twenty-Two and 50/100 Dollars ($22.50) to the Base Rent for Lease Year twenty-one (21), subject to further increases in each Lease Year thereafter corresponding (on a percentage basis) with subsequent increases in Base Rent for low-rise office space. No Additional Rent shall be payable with respect to Original Vault Space and Additional Vault Space.

            (e) Provided that Tenant (and/or any of its Affiliates) is then occupying at least one hundred thousand (100,000) square feet of Rentable Area, Tenant may, but shall not be obligated to, extend the Term of this lease for the Lobby Space for the same period, in the same manner and at the same time that Tenant is extending the Term of this lease for the Premises. Rent for the Lobby Space during the Option Period shall be at the Market Rental Rate (not including those elements included in the definition of Market Rental Rate in
Section 61 which are not applicable to leasing of retail/lobby space, but also including other elements which are used in determining rent for comparable retail/lobby space and which are not included in the definition of Market Rental Rate in Section 61). Any disagreement over the Market Rental Rate shall be resolved in accordance with the provisions of Section 61(b) hereof.

            (f) Upon the valid exercise by Tenant of its option to extend and determination of the Rent for the Option Period, at the request of either party hereto and within thirty (30) days after such request, Landlord and Tenant shall enter into a written supplement to the lease confirming the terms, conditions and provisions applicable to the Option Period.

37. Tenant Improvement Allowance.

            (a) Landlord will grant Tenant an allowance ("Landlord's Allowance") of Fifty Dollars ($50.00) per Rentable Square Foot of Initial premises, including Vault Space and Lobby Space, to complete Tenant's initial improvements to the Premises ("Tenant Improvements" or "Work"), to cover moving and moving-related costs and architectural, consulting and engineering fees, to purchase furniture and equipment for the Initial Premises and to pay other costs and expenses of Tenant directly related to occupancy of or moving in to the Initial Premises. Tenant is entitled to tenant improvement and other allowances for Post-Occupancy Expansion Space as provided in Section 44 or First Offer Space as provided in Section 45. In the event that Tenant contracts with an entity other than

Landlord for performance of Tenant Improvements, Tenant shall conform with requirements for construction set forth in Exhibit E attached hereto. Landlord or Landlord's designee may, at Tenant's option, have the right to submit a proposed contract for the Tenant Improvements, but Tenant will not be obligated to select Landlord or Landlord's designee as its contractor. Payment of Landlord's Allowance to Tenant shall be made by Landlord only after the Low-Rise Access Date, except as set forth in Section 37(b), as work progresses (based on percentage completion) pursuant to a draw schedule approved in advance by Landlord based on Tenant's presentation of invoices or lien waivers (on a 30 day trailing waiver basis so long as Landlord and any Mortgagee are insured against mechanic's liens through and including such 30 day period) and other documentation customarily required for disbursement of construction loans, including requirements of Landlord's construction lender. Tenant shall cause Chicago Title Insurance Company to apply the same procedures and standards as would be applied to an independent third party in the lien review procedure with respect to Tenant Improvements despite its relationship to Tenant and shall comply with such procedures. Notwithstanding anything herein to the contrary, Tenant shall have no obligation whatsoever to deposit any of its own funds into a construction escrow, if any is required by the construction lender for disbursement of the Landlord's Allowance. Landlord's failure to timely pay any portion of Landlord's Allowance shall constitute a Landlord default under
Section 29 hereof, subject to the notice and cure periods provided in Section
29.

            (b) A portion of Landlord's Allowance will be disbursed prior to the Low-Rise Access Date for the items shown on Attachment 18 hereto not to exceed the total amounts shown on the schedule included in Attachment 18 for the periods shown in the schedule ("Pre-Construction Allowance"). In no event will Landlord be required to pay more than One Dollar ($1.00) per square foot of Rentable Area of the Initial Premises of the Pre-Construction Allowance before expiration or waiver of the final milestone dates in Section 52 or more than One Million Three Hundred Fifty Thousand Dollars ($1,350,000) as a Pre-Construction Allowance, notwithstanding the schedule in Attachment 18. Interest on any portion of the Pre-Construction Allowance in excess of Three Dollars ($3.00) per square foot of Rentable Area of the Initial Premises will be payable by Tenant monthly from the date of disbursement until the earlier of the actual or Target Low-Rise Access Date (normal schedule) (as shown on Attachment 13 hereto) at the same interest rate as under the first mortgage loan obtained to finance the cost of construction of the Building. Any portion of the Pre-Construction Allowance required to be paid before the first disbursement of the construction loan for the Building will bear interest from payment to the date of the first disbursement under the construction loan at the Prime Rate plus one percent (1%), changing as and when such Prime Rate changes. Such interest will be a cost of Tenant payable out of the proceeds of the Landlord's Allowance at the date of the first disbursement of the construction loan obtained for the construction of the Building. Any payments of the Pre-Construction Allowance will be deemed part payment of the Existing Tenant Vacation Termination Payment (as hereinafter defined in Section 50) and Construction Termination Payment (as hereinafter defined in Section 51) in the event of a lease termination under such provisions, except as set forth in

Section 55. At Landlord's request Tenant will verify the use and disbursement of Landlord's Allowance for permitted purposes.

            (c) As such costs and expenses are incurred, Tenant will pay Landlord for (or Landlord may apply Landlord's Allowance toward) costs and expenses related to Tenant Improvements such as construction utilities, security, coordination of such tenant work with base building work, accounting expenses, printing, telephone charges, travel expenses, floor levelness surveys. Such costs and expenses other than the costs and expenses identified below will be reimbursed to Landlord on a lump sum basis equal to One Hundred Thousand Dollars ($100,000) (to be paid as work progresses based on percentage of completion of Tenant Improvements) regardless of whether the actual costs are higher or lower. The following costs and expenses will not be included in the lump sum stated above and are to be reimbursed to Landlord (or Landlord may apply Landlord's Allowance toward them) as incurred: charges for material hoist and rubbish containers (but such charges will be similar to rates charged to base building contractors [but not to exceed customary charges for similar buildings in Chicago]); charges for architects and engineers reviewing Tenant's plans and specifications or construction where Tenant's plans and specifications or construction requires a change in the base building or systems or require a change in plans and specifications not provided for in the specifications or drawings attached hereto as Attachments 6, 10 and 11, such charges to be in accordance with Landlord's contracts with its architects and engineers, without any profit or overhead being charged Tenant by Landlord. Landlord will notify Tenant if it is applying Landlord's Allowance toward costs and expenses in this
Section 37(c) not included in the lump sum, and Tenant will have the right to approve the correctness of such application. If, at any time during the construction of the Tenant Improvements, the expected cost of Tenant Improvements (based on contracts then entered into by Tenant for the construction of the Tenant Improvements) as certified by Tenant's Architect ("Estimated T/I Cost") exceeds the amount of the Landlord's Allowance (such excess is herein referred to as the "Excess T/I Cost"), then Landlord and Tenant will fund the Landlord's Allowance and the Excess T/I Cost, respectively, in accordance with the following as construction of the Tenant Improvements progresses: (i) Landlord will fund the Landlord's Allowance in accordance with the terms of this lease, except that the amount to be funded at a particular time shall, when added to amounts of Landlord's Allowance previously funded, equal the then percentage completion of the Tenant Improvements as certified by Tenant's Architect multiplied by the Landlord's Allowance; and (ii) upon the funding by Landlord described in (i) above, Tenant will fund a portion of the Excess T/I Cost in an amount which, when added to amounts previously funded by Tenant toward the Excess I/I Cost, shall equal the then percentage completion of the Tenant Improvements multiplied by the Excess T/I Cost. Without limitation of the foregoing, Tenant shall pay for all costs and expenses in connection with the Tenant Improvements in excess of Landlord's Allowance.

            (d) Tenant Improvements shall not include work which Landlord is obligated to perform under Section 62. All interior walls and demising partitions (other than load bearing or structural walls), doors, ceiling, floor, electric, plumbing (except for temporary fire sprinklers) and HVAC distribution work for the Vault Space is to be performed by Tenant as part of Tenant Improvements; provided, however, Landlord shall provide, at Landlord's cost, base Building electrical and HVAC risers to a point within thirty (30) feet from the core.

            (e) Subject to the provisions of Section 41 hereof, in addition to Landlord's Allowance provided aforesaid, Landlord shall provide Tenant with a Fifteen Thousand Dollar ($15,000) per floor lobby allowance.

            (f) Notwithstanding anything herein to the contrary, Landlord shall have no obligation to pay the last $200,000 of the allowable Landlord's Allowance.

38. Existing Leases.

            (a) Landlord hereby assumes the existing rent obligations, including base rent and rent adjustments based on increases in taxes and expenses and increases in rent based upon increases in the consumer price index (but no damages or other liabilities or obligations regardless of characterization as "rent" or "additional rent" under such leases except as provided in Section 51) of Tenant for existing leases at 111 West Washington, Two North LaSalle Street and 111 North Canal Street (collectively, the "Existing Leases"), for the remainder of their terms accruing as of and after the Low-Rise Rent Commencement Date, but in no event earlier than the date Tenant has moved into all low-rise space in the Initial Premises and is paying Rent on all such space in the Initial Premises (but with regard to taxes or expenses generally paid on an accrual basis, amounts payable after such date but attributable to prior periods will be excluded) except as provided in the following sentence; provided that Landlord will not assume the rent for any space while Tenant is occupying such space, subject, however, to the provisions of Section 51. If Tenant takes partial occupancy pursuant to the next to last paragraph of Section 35, then Landlord shall assume rent obligations for space under Existing Leases as provided in Section 38(b) below when Tenant is paying Rent for the corresponding amount of area occupied in the Premises.

            (b) Within five (5) days prior to the date that Tenant takes occupancy of space within the Premises pursuant to the next to last paragraph of
Section 35, Tenant shall deliver to Landlord a certificate from both Tenant and Tenant's Space Planner certifying both the area that Tenant has vacated or is about to vacate under the Existing Leases and the areas in the Premises which will be occupied by the department which has vacated the space so certified. Absent fraud or manifest error, such areas in the Premises to be occupied will be deemed to correspond to the vacated area. Such certification shall be done on a department by department basis as opposed to individual persons.

            (c) Tenant represents that it has heretofore delivered complete and correct copies of the Existing Leases and the 30 North Lease and that there are no other agreements, oral or written, amending these leases or Tenant's obligations under them. The "30 North Lease" is the lease of floors 37 and 38 to Tenant at 30 North LaSalle Street, Chicago, Illinois. Tenant shall also furnish to Landlord promptly after receipt by tenant copies of statements from landlords under the Existing Leases which are furnished to Tenant as to (i) tax bills and assessed valuations for the buildings in which the premises leased pursuant to the Existing Leases are located, and (ii) annual and monthly statement of rent adjustment, additional rent, escalations, CPI increases, or other payments on account of taxes and expenses (the amounts of which are not set forth in the leases), which copies Tenant shall certify as having been received from such landlords.

            (d) Tenant may not increase the rent, extend the term of, or renew any of the Existing Leases (except as permitted by Section 51), add any additional space to the existing premises under any of the Existing Leases, or agree to any termination payment or amend any of the Existing Leases in any way which would have the effect of increasing Landlord's obligations or liabilities under this Section 38 or other provisions whereby Landlord is assuming or agreeing to pay a rent obligation of Tenant or Holdover Costs; provided, however, if Tenant does any of the foregoing, then Landlord (as its sole remedy as it relates to such acts by Tenant) shall not have any obligations with respect to such Existing Lease or rent assumption or payment of Holdover Costs. Tenant may contest payments owed under Existing Leases, but Landlord will not be obligated to pay any costs or increases in rent as a result of such contest. Tenant shall cooperate with Landlord in any efforts to effect an early termination or assignment of, or a sublease under, an Existing Lease to produce additional income to offset the cost incurred by Landlord in performing its obligations under this Section 38, so long as Tenant's operations are not disrupted other than on account of Tenant's own acts, and Existing Lease obligations and liabilities are not increased. Landlord agrees not to take any action which would put Tenant in default under the Existing Leases.

            (e) The failure of Landlord to timely pay any obligation of Landlord under this Section 38 shall constitute a Landlord default under Section 29 hereof, subject to the notice and cure periods contained in Section 29.

39. Pre-Occupancy Expansion Space. Subject to the provisions hereinafter set forth, Landlord hereby grants to Tenant the option to lease, as of the Low-Rise Commencement Date, on the terms and conditions hereinafter set forth, up to eighty-four thousand (84,000) square feet of Rentable Area ("Pre-Occupancy Expansion Space") consisting of the remainder of floor 10 not included in the Original Office Space, all of floors 11 and 12 of the Building and space on floor 13 to the extent necessary for the Pre-Occupancy Expansion Space to equal 84,000 square feet of Rentable Area. All space leased by Tenant as Pre-Occupancy Expansion Space shall be contiguous to the Original Office Space (other than the top floor) and all floors containing Pre-Occupancy Expansion Space shall be contiguous.

            (a) Tenant shall exercise its option to lease Pre-Occupancy Expansion Space by a notice or notices (each notice called a "Pre-Occupancy Expansion Notice") to Landlord on or before February 1, 1992. If Tenant's option is not so exercised, said option shall thereupon terminate and Tenant shall not have any further right to lease any portion of the Pre-Occupancy Expansion Space pursuant to this Section.

            (b) Each Pre-Occupancy Expansion Notice shall state the approximate location and Rentable Area of Pre-Occupancy

Expansion Space which Tenant is thereby electing to lease, which, in each case, must be a minimum of a half floor, unless Tenant has previously leased at least one half of that floor. Each portion of Pre-Occupancy Space leased by Tenant shall (i) meet the contiguity requirements of this Section 39; (ii) be a minimum of a half floor, unless Tenant has previously leased at least one-half of a particular floor, in which case this requirement shall not apply to the remainder of that floor; (iii) fill out one (1) entire floor before leasing part of another, and (iv) in the case of Pre-Occupancy Space of less than a full floor where Tenant has not previously leased the remainder of that floor, must be in configurations reasonably acceptable to Landlord such that any remaining space on a floor will be reasonably commercially leaseable. If Tenant would be the only tenant on a floor and desires to lease ninety percent (90%) or more of that floor, Tenant must also lease the remaining space so it is then leasing the entire floor. Landlord shall give Tenant written notice of the exact location and Rentable Area of the Pre-Occupancy Expansion Space within twenty (20) days after Landlord receives the Pre-Occupancy Expansion Notice.

            (c) If Tenant has exercised its option to lease Pre-Occupancy Expansion Space, then, effective as of the Low-Rise Commencement Date, the portion of the Pre-Occupancy Expansion Space leased by Tenant shall be included in the Premises, subject to all of the terms, conditions and provisions of this lease (including payment of Additional Rent for such space), except that:

                (i) Base Rent for Pre-Occupancy Expansion Space leased (regardless of the date or amount of space then taken) prior to February 1, 1992 shall be as follows:

                         A. Base Rent for the first seventy thousand (70,000)
            square feet of Rentable Area shall be at the same rate of Base Rent per square foot of Rentable Area as for the low-rise space in the Original Office Premises and Landlord shall give to Tenant the Landlord's Allowance of $50.00 per square foot of Rentable Area with respect to such space; and

                         B. Base Rent for the next fourteen thousand (14,000)
            square feet (i.e., 70,001 to 84,000 square feet) of Rentable Area shall be at the same rate of Base Rent per square foot of Rentable Area as for low-rise space in the Original Office Premises plus Two Dollars ($2.00) per square foot of Rentable Area for the initial twenty (20) year Term and Landlord shall give to Tenant the Landlord's Allowance; and

                (ii) the Rentable Area of the Premises shall be increased by the Rentable Area of the Pre-Occupancy Expansion Space.

            (d) Tenant may only exercise said option, and an exercise thereof shall only be effective, if at the time of Tenant's exercise of said option this lease is in full force and effect and Tenant is not in Default.

            (e) If Tenant exercises its option to lease any Pre-Occupancy Expansion Space, then within thirty (30) days after request by either party, Landlord and Tenant shall enter into a written amendment to this lease confirming the terms, conditions and provisions applicable to the Pre-Occupancy Space as determined in accordance with this Section.

            (f) In the event any portion of Pre-Occupancy Expansion Space is leased to Tenant other than pursuant to this Section 39, such space shall be deleted from Pre-Occupancy Expansion Space, and shall reduce the area which Landlord is obligated to make available to Tenant and which Tenant may lease under this Section 39.

40. Project Identification: Address.

            (a) The Building will be the first phase of a two phase twin tower development (provided, however, Landlord has no obligation to build the second tower). The entire two-phase development (the "Entire Development") will be named Chicago Title Center or Chicago Title and Trust Center and may also be known as CT&T Center (or such other name recognizing Chicago Title and Trust Company as may be mutually agreed upon). The Building (hereinafter referred to as the "South Tower" or "Phase One") will furthermore be named the Chicago Title Tower or Chicago Title and Trust Tower (or a similar name mutually agreed upon). Landlord agrees to use the aforesaid names for the Building and Entire Development (and no other names) in connection with all material facets of the marketing, advertising and promotion of the Building and the Entire Development, during the period that Landlord is required to identify the Building and Entire Development by such names. Tenant shall defend and hold Landlord harmless from and against any suit, proceeding or claim made against Landlord or damage or loss suffered or incurred by Landlord by or as the result of any party having or claiming to have the right, by virtue of a contractual arrangement with Tenant, to require that Landlord not use such names as aforesaid or by the landlord under any Existing Lease. Landlord has no obligation to use any of the aforesaid names if prevented by injunction or other court order or decree from using such names. The second phase of the Entire Development will be a tower built to the north of the Building ("North Tower" or "Phase Two") which may have a separate name (e.g., The White Company Tower at Chicago Title Center).

            (b) Prior to and during the first ten (10) Lease Years, so long as this lease has not been terminated, Landlord may, at its option, use the names described in Section 40(a) above for identifying and marketing the Entire Development and Building regardless of the size of the presence of Chicago Title and Trust Company in the Building. If during such period, Chicago Title and Trust Company changes its name, Landlord may, as its sole option: (i) continue to use the then existing names as described in Section 40(a) above if Tenant consents thereto, and if Tenant does not consent thereto, to change such name(s) to a neutral name, in which case Tenant will pay all costs and expenses of physically changing the identification of the Entire Development or the Building, or both, but not including the costs and expenses incurred by other tenants in the Building as a result of the change of such name(s); (ii) if Tenant has requested that the name of the Entire Development or the Building, or both, be changed to Tenant's new name, or if Tenant has refused pursuant to clause (i) above to allow its old name to be used and Landlord has elected to use Tenant's new name, change the name(s) to such new name, in which case Tenant will pay all costs and expenses of physically changing the identification of the Entire Development or the Building, or both, but not including the costs and expenses incurred by other tenants in the Building as a result of the change of such name(s); or (iii) use a "neutral" name, in which case Landlord and Tenant will share equally the costs and expenses of physically changing the Building or identification of the Entire Development or the Building, or both, but not including the costs and expenses incurred by other tenants in the Building as a result of the change in name(s). A "neutral" name means a name such as the address of the Building or the Entire Development or a component of such address, or a name which does not identify a particular tenant but possibly a location or general function such as "Chicago Commerce Center". After the expiration of the first ten (10) Lease Years, if Chicago Title and Trust Company changes its name and requests a change in identification of the Building or the Entire Development, or both, Landlord may agree, at its sole option, to such change, in which case Tenant will pay all costs and expenses of physically changing the identification of the Entire Development or the Building, or both, but not including the costs and expenses incurred by other tenants in the Building as a result of the change in name(s). If Landlord does not agree to such change, then Landlord, in any event, will use a "neutral" name, and Landlord and Tenant will share equally the costs and expenses of physically changing the identification of the Entire Development or the Building, or both, but not including the costs and expenses incurred by other tenants in the Building as a result of the change in names(s). If Tenant has not requested a change in identification of the Entire Development or the Building, or both, as a result of its name change, Landlord, at its sole option may keep the existing names or use a "neutral" name; if a change to a "neutral" name is made, Tenant will not be obligated to pay the costs and expenses of physically changing the identification of the Entire Development or the Building, or both. Tenant exterior identification permitted over Building entrances may bear the name "Chicago Title and Trust Company" without the word "Tower".

            (c) Landlord will create a restriction or cause the owner of the North Tower to be bound by a covenant enforceable by Chicago Title and Trust Company and Landlord, or either of them, restricting such owner from naming the North Tower for a title insurance company using the word "title insurance" in its identification or any other entity whose primary business is then title insurance. The identification of the Entire Development delineated in Section 40(a) and the foregoing restriction on identification of the North Tower will be required only so long as Chicago Title and Trust Company and/or its Affiliates maintain a presence of at least one hundred fifty thousand (150,000) square feet of Rentable Area in the Building. The identification of the South Tower delineated in Section 40(a) will be required only so long as Chicago Title and Trust Company and/or its Affiliates maintain a presence of at least one hundred thousand (100,000) square feet of Rentable Area in the Building. So long as Chicago Title and Trust, Company and/or its Affiliates maintains a presence of at least one hundred thousand (100,000) square feet of Rentable Area in the Building and Chicago Title and Trust Company and/or its Affiliates in the Building are engaged in the title insurance business, Landlord will not permit signage (other than signage promoting a tenant's move-in or special announcement) on the exterior of the Building or in the Building ground floor lobby identifying by name another tenant if any of such other tenant's business at the Building is the conduct of title insurance or uses the words "title insurance" in its name. In no event will this prohibit identification of any tenant engaged in the practice of law which is involved in the title insurance business as an adjunct to the practice of law, so long as identification on suite entrance doors or the Building directory or signage outside the tenant's premises does not state that the tenant is an agent for a title insurance company or a bar fund. The same restriction shall apply to the North Tower so long as Landlord or Landlord's beneficiary or an affiliate of The Linpro Company owns an interest in the ownership of the North Tower (or the ground upon which it is to be located) and is a controlling principal of the North Tower ownership, and Chicago Title and Trust Company and/or its Affiliates maintains a presence of at least one hundred fifty thousand (150,000) square feet in the Building and Chicago Title and Trust Company and/or its Affiliates in the Building are engaged in the title insurance business.

            (d) The Building will have three entrances located on Clark Street, the central one of which will be designated as the Tenant entrance allowing for a specialized lobby development and rotunda design as indicated in Attachments 6, 10 and 11 hereto. Landlord shall allow Chicago Title and Trust Company to provide signage on the lower and upper portions of the Building exterior (which shall be maintained by Landlord at Tenant's cost), in the rotunda and in the lobby, all of which shall be mutually agreed upon, but as to relative size, the total number of signs allowable and the location thereof shall be substantially as shown in Attachment 5 hereto. The actual lettering, quality of materials and integration with the Building of Tenant's signage as well as the actual signs themselves will be subject to Landlord's reasonable approval. Other rights of Tenant with respect to signage, including cost allocations, exclusive use restrictions and directory rights are also shown on Attachment 5 hereto. An example of acceptable upper building identification is also attached as part of the Building perspective rendering included in Attachment 5.

            (e) Landlord agrees to use reasonable efforts to obtain as the address of the Building a so-called "vanity address" using the name of the Building as its address, in addition to a number and street name address. Landlord agrees to seek 111 North Clark Street as the street address for the Building. To Landlord's knowledge no one else has applied for the street address 111 North Clark Street. Counsel for Landlord and Tenant shall agree on the manner and procedure to be utilized in connection with such efforts to obtain a "vanity address" and, thereafter, Landlord shall work to obtain such "vanity address' within normal legal channels (but without the requirement of resorting to litigation or continuing to pursue the effort after a bona fide governmental rejection).

            (f) The rights granted in this Section 40 are personal to Chicago Title and Trust Company and, where specifically stated, its Affiliates.

            (g) Notwithstanding anything herein to the contrary Landlord shall not obtain and is not hereby granted any rights in or to the name or logo "Chicago Title and Trust", "Chicago Title", or "Chicago Title Insurance" as used in identifying the Building, except such right to refer to the Building which it owns by such name, as provided in this Section. After the expiration of the Term, Landlord shall not employ the name "Chicago Title", "Chicago Title and Trust Company" or "Chicago Title Insurance Company" or any logos, trademarks, tradenames or other words, designs, graphics, names or marks used by the Tenant in connection with the Building as the name of the Building or otherwise in any manner without Tenant's prior written agreement.

41. Escalators. Landlord shall, at its sole cost and expense, construct two (2) pairs of escalators, one (1) pair between the lobby level and the second floor of the Building and the second pair between the second and third floors of the Building. Escalators will also be provided between the third and fourth floors, if Tenant elects the third pair of escalators by December 8, 1989. The cost of said escalators provided by Landlord is in addition to Landlord's Allowance under Section 37. In the event Tenant elects to include the third pair of escalators (as described in the Specifications in Attachment 11 hereto), Landlord shall not be obligated to pay a Fifteen Thousand Dollar ($15,000) per floor lobby allowance (which lobby allowance is in addition to Landlord's Allowance). Landlord shall pay for three floor openings required for three escalator installations and for the finish of the first (1st) floor escalator with finish materials compatible with and of similar quality to the finish materials used in the ground floor, rotunda lobby. Acceptable manufacturers and model numbers for the escalators are included on Attachment 3 hereto, but Landlord may substitute equal quality escalators, with Tenant's prior written consent. Landlord covenants to maintain the escalators in a first class running condition and fully operational throughout the Term of the Lease at Tenant's expense which shall be an amount equal to 110% of Landlord's direct out-of-pocket cost. The service contract for the escalators will be bid along with the elevator contract and must be reasonably satisfactory to Tenant. Tenant may elect to contract directly for escalator maintenance services, in which case Landlord shall not have any maintenance obligation with respect to the escalators.

42. Pedestrian Tunnel. A below grade pedestrian tunnel connected to the lobby level of the Building by escalators and an elevator from the lower level of the Building and linking the Building to the State of Illinois Building is to be included as part of the development of the Building. The pedestrian tunnel is presently estimated to be operational one (1) year after the Low-Rise Commencement Date. Landlord agrees to diligently pursue completion of the tunnel by such date by all reasonably necessary and appropriate means, including but not limited to, seeking cooperation and approval of all governmental authorities and utility companies involved. However, Landlord shall not be liable for failure to meet such date, except if the tunnel is not operational within eighteen (18) months after the High Rise Commencement Date, subject to delay due to Force Majeure (as defined in Attachment 15). If the tunnel is not operational by the end of such eighteen (18) month period (subject to Force Majeure, as stated aforesaid) Landlord shall pay to Tenant, as Tenant's sole remedy, Forty Thousand Dollars ($40,000) per month, in arrears (prorated for a partial month if the tunnel becomes operational in mid-month) as liquidated damages for each month thereafter until the tunnel is operational; provided, that if at the end of such eighteen (18) month period as extended for Force Majeure, Landlord can reasonably demonstrate that the tunnel will be operational within the subsequent 90-day period, then such eighteen (18) month period, as previously extended for Force Majeure, will be extended for an additional ninety (90) days and the liquidated damages of Forty Thousand Dollars ($40,000) per month shall not commence until the expiration of such additional ninety 90 day period. Tenant shall have the right to set off against the next Rent due any such liquidated damage payment owed by Landlord which is more than thirty (30) days past due but only in the absence of a bona fide dispute concerning Landlord's liability to pay such liquidated damages. The rights granted under this Section 42 are personal to Chicago Title and Trust Company and its Affiliates. For purposes of this Section 42, "Force Majeure" also includes "municipal utility company approvals, actions (or failure to act) and requirements."

43. Display/Mini-theater Area, Security Desk Console and Lobby.

            (a) Landlord hereby grants Tenant (subject to the terms and conditions of this lease and the right of Landlord to enter the area for the purposes of providing maintenance and making repairs and for such other purposes as would entitle Landlord to enter the Premises under the terms and conditions of this lease) an exclusive license to use the display/mini-theater area shown on Attachment 8 hereto (which area will be three hundred fifty (350) square feet of useable (i.e. column free) floor area) in the general location and configuration as set forth in Attachment 10 in connection with Tenant's conduct of business in the Premises for a use approved by Landlord (which Landlord may withhold in its sole discretion). Landlord approves the use of said area by Tenant only as a display/mini-theater, including seating for customers, for promotional displays, shows, and business conferences and meetings in connection with Tenant's business in the Premises (which may include occasional public service and charitable events sponsored by Tenant incidental to Tenant's business). Tenant shall not be obligated to pay Base Rent, Tax Adjustment or Expense Adjustment for such space.

      Tenant will be responsible for all improvements for the display/mini-theatre (except for lobby-side perimeter wall finishes [exclusive of storefront entrance or security gate]) which will be supplied and installed by Landlord at Landlord's cost of providing the same and will be compatible and similar to rotunda lobby finishes to such space. Tenant will also be responsible for any costs to comply with building codes or other ordinances due to Tenant's use of such space. All of such improvements and the storefront' entrance and security gate, for which Tenant is responsible, shall be subject to Landlord's approval. Tenant's improvements to the display/mini-theatre area must be compatible with the quality and design of the rotunda area and the display mini-theater must be constructed so that it is sound proof when its doors are closed; in other respects, Landlord will not unreasonably withhold its approval of such improvements. Tenant will keep all doors closed during presentation of shows or programs.

      The license granted by this Section 43 will have a term concurrent with the Term, as extended, except that if the space is not improved and used within eighteen (18) months after the Low-Rise Commencement Date, (as extended on account of Landlord delay in completing its construction obligations with respect to such display/mini-theatre area) or if Tenant does not continuously use and operate the area for permitted uses (excluding reasonable periods for remodeling, changing use, repairing damage by fire and casualty and the like and intermittent non-use for isolated periods not to exceed four (4) weeks in duration at any one (1) time or more than ninety (90) days in the aggregate in any one (1) twelve-month period), it may be revoked. Non-manned displays open to the public will not be considered "non-use."

            (b) Landlord hereby grants Tenant (subject to the terms and conditions of this lease and the right of Landlord to enter the area for the purposes of providing maintenance and making repairs and for such other purposes as would entitle Landlord to enter the Premises under the terms and conditions of this lease) an exclusive license during the Term to use a security-information desk/console area in the ground floor rotunda lobby shown on Attachment B hereto so long as Tenant staffs such area with its personnel during its business hours (after Landlord's completion of any required improvements). Landlord will provide improvements to such area only as expressly provided in the Specifications attached hereto as Attachment 11 with respect to such area.

            (c) Tenant may also occasionally use the lobby and rotunda area on the ground floor for after-hours social functions consistent with the public nature of such areas, provided that Tenant shall pay the cleaning and other expenses of such use, and provided that such use shall also be subject to Landlord's reasonable conditions governing such use.

            (d) The grant of licenses in this Section 43 are personal to Chicago Title and Trust Company and its Affiliates in the title insurance and/or Financial Services businesses.

            (e) For purposes of Sections 6, 7, 9, 10, 13, 19, the term "Premises" will include the areas licensed to Tenant under Section 43. Restrictions elsewhere in the lease on the condition, use or occupancy of the Premises shall also be deemed to apply to these licensed areas.

44. Post-Occupancy Expansion Space. Subject to the provisions hereinafter set forth, Landlord hereby grants to Tenant the options to lease, on the terms and conditions hereinafter set forth, the balance of the floor in the low-rise portion of the Building on which Pre-Occupancy Expansion Space is located which would not otherwise be included in the Initial Office Premises if Tenant has elected to lease all of the Pre-Occupancy Expansion Space (the "Leftover Space") plus up to a total of three (3) full floors of additional space ("Post-Occupancy Expansion Space"); provided, however, that the Post-Occupancy Expansion Space shall include the Leftover Space only if Tenant has leased all of the Pre-Occupancy Expansion Space pursuant to Section 39 hereto. Such options are referred to herein as the "First Expansion Option", "Second Expansion Option" and "Third Expansion Option" and are individually referred to as a "Post-Occupancy Expansion Option".

            (a) On or before February 2, 1992, Landlord, by written notice to Tenant, shall identify the Post-Occupancy Expansion Space. The Post-Occupancy Expansion Space (other than the Leftover Space) shall be the three (3) full floors which are contiguous to the highest floor of the Initial Office premises (other than the Top Floor). Any floor of Post-Occupancy Expansion Space not located in the low-rise will be located in the mid-rise. Floors of Post-Occupancy Expansion Space will be identified sequentially; i.e. the lowest floor identified plus the Leftover Space, if the Leftover Space is a part of the Post-Occupancy Expansion Space, will be the space ("First Expansion Space") which may be leased under the First Expansion Option under Section 44(b)(i); the next lowest floor identified will be the space ("Second Expansion Space") which may be leased under the Second Expansion Option under Section 44(b)(ii); and the highest floor will be the space ("Third Expansion Space") which may be leased under the Third Expansion Option under Section 44(b)(iii). If more than one (1) floor of Post-Occupancy Expansion Space is located in the mid-rise, such floors will be contiguous to one another. Except as set forth in this Section 44, Landlord is not required to make any Post-Occupancy Expansion Space contiguous to the Initial Office premises. Tenant acknowledges and agrees that at Landlord's option, Post-Occupancy Expansion Space located in the low-rise may be reduced in size below the size of other low-rise floors (but only if Landlord reduces the physical size of the floors accordingly) as follows: (i) first
(1st) floor above other low-rise floors may be reduced in size by up to one thousand five hundred (1,500) rentable square feet below the size of the floor immediately below it, (ii) second (2nd) floor above other low-rise floors may be reduced in size by up to two thousand five hundred (2,500) rentable square feet below the size of the floor immediately below it, (iii) third (3rd) floor above other low-rise floors may be reduced in size by up to one thousand five hundred (1,500) rentable square feet below the size of the floor immediately below it.

            (b) With respect to each floor of Post Occupancy Expansion Space, Landlord shall give Tenant written notice ("Post-Occupancy Expansion Notice") of the date it determines will be the commencement date of the term for the Post-Occupancy Expansion Space (a "Post-Occupancy Expansion Space Commencement Date") no later than thirteen (13) months prior to the Post-Occupancy Expansion Space Commencement Date. Notwithstanding anything herein to the contrary, the Term for all Post-Occupancy Expansion Space pursuant to any one Post-Occupancy Expansion Option shall commence on the same Post-Occupancy Expansion Space Commencement Date. If Tenant in good faith desires to lease Post Occupancy Expansion Space, Tenant may request that Landlord advise Tenant of its determination of the Market Rental Rate (and shall, if possible, specify the amount of space Tenant desires to lease), and in such event Landlord shall notify Tenant of its determination of Market Rental Rate for such Post-Occupancy Expansion Space no later than fifteen (15) months before the actual Post-Occupancy Expansion Space Commencement Date but no earlier than eighteen (18) months prior to the first possible Expansion Space Commencement Date. If Tenant has not advised Landlord of the amount of space it intends to lease, and if the Market Rental Rate will vary depending on the amount of space leased, Landlord may indicate how Market Rental Rate will vary for the amount of space leased. If the parties cannot agree on the Market Rental Rate, such Rate shall be determined in accordance with the provisions of Section 61(b) hereof. The Post-Occupancy Expansion Space Commencement Dates shall fall within the periods set forth below for portions of Post-Occupancy Expansion Space which Tenant may lease:

                  (i) First Expansion Option: The Post-Occupancy Expansion Space Commencement Date for the First Expansion Space shall be on or after the fifth (5th) anniversary of the Low-Rise Commencement Date, but in no event later than seventy-eight (78) months after the Low-Rise Commencement Date.

                  (ii) Second Expansion Option: The Post-Occupancy Expansion Space Commencement Date for the Second Expansion Space shall be on or after the tenth (10th) anniversary of the Low-Rise Commencement Date, but in no event later than one hundred thirty-six (136) months after the Low-Rise Commencement Date.

                  (iii) Third Expansion Option: The Post-Occupancy Expansion Space Commencement Date for the Third Expansion Space shall be on or after the fifteenth (15th) anniversary of the Low-Rise Commencement Date, but in no event later than one hundred ninety-two (192) months after the Low-Rise Commencement Date.

      Each of the aforesaid time periods (i.e. 60 months through 78 months, 120 months through 136 months and 180 months through 192 months) is herein referred to as a "Window Period".

            (c) Tenant's option to lease Post-Occupancy Expansion Space shall be exercisable by written notice from Tenant to Landlord of Tenant's election to exercise said option given not more than thirty (30) days after the applicable Post-Occupancy Expansion Notice. Tenant's notice shall specify the Rentable Area Tenant elects to lease, which must comply with Section 44(d), and whether it elects that Rent be at Market Rental Rate or at the rate set forth in Section 44(g)(i) below. If no election is made by Tenant as to the Rent, the Rent shall be the rate set forth in Section 44(g)(i) below.

            (d) Tenant may not elect to lease less than a minimum thousand five hundred (7,500) square feet of Rentable Area of Post-Occupancy Expansion Space on a floor in order to exercise its option as to that floor and must lease space in portions and configurations subject to Landlord's reasonable approval so as to allow commercially reasonable leaseable remaining area. In the event that Tenant would be the only Tenant on a floor and desires to lease ninety percent (90%) or more of that floor, Tenant must also lease the remaining space so it is leasing the entire floor.

            (e) Tenant may only exercise a Post-Occupancy Expansion Option, if at the time of Tenant's exercise, this lease is in full force and effect and Tenant is not in Default.

            (f) At Tenant's written request, from time to time Landlord will advise Tenant of the expiration dates of leases with tenants occupying Post-Occupancy Expansion Space. The purpose of such advice is to give Tenant a general idea of when such space will become available, and Landlord will not be bound by such dates as the availability date for such space unless and until Landlord expressly designates such date as a

Post-Occupancy Expansion Space Commencement Date pursuant to a Post-Occupancy Expansion Notice.

            (g) If Tenant has exercised a Post-Occupancy Expansion Option, then effective as of the Post-Occupancy Expansion Space Commencement Date, the portion of Post-Occupancy Expansion Space which Tenant will lease shall be included in the Premises, subject to all of the terms, conditions and provisions of this lease, except that:

                  (i) unless Tenant has elected that Rent be at Market Rental Rate, Base Rent per square foot of Rentable Area of the Post-Occupancy Expansion Space shall be equal to Twenty-Four and 50/100 Dollars ($24.50) escalated by one and one-half percent (1.5%) compounded annually from the Low-Rise Commencement Date to the Post-Occupancy Expansion Space Commencement Date, and Tenant shall pay Additional Rent for such space;

                  (ii) the Rentable Area of the Premises shall be increased by the Rentable Area of the Post-Occupancy Expansion Space; and

                  (iii) the term of the demise covering the Post-Occupancy Expansion Space shall commence on the Post-Occupancy Expansion Space Commencement Date and, except as permitted by Section 46, shall expire simultaneously with the expiration or earlier termination of the Term of this lease, including any extension or renewal thereof;

                  (iv) If the rate of Base Rent set forth above in Section 44(g)(i) and not Market Rental Rate applies,

                        A. Landlord will provide Tenant a Fifty Dollar ($50.00)
            per square foot of Rentable Area construction allowance for space not previously improved for office occupancy ("Undeveloped Space") and a Twenty Dollar ($20.00) per square foot of Rentable Area construction allowance for space previously improved for office occupancy ("Developed Space") (such amount for Developed Space to be inflated by the Dodge Construction Index [for the area which includes Chicago, Illinois and the smallest surrounding areas] from the Low-Rise Commencement Date to the Post-Occupancy Expansion
            Space Commencement Date, or in the event the Dodge Construction Index is no longer available, then a comparable index published by a major bank or other financial construction or by a university or a recognized financial publication); and

                        B. Tenant shall be entitled to an abatement of Base Rent
            for the periods set forth below from and after the applicable Post-Occupancy Expansion Commencement Date for both Developed and Undeveloped Space:

                  (1) ninety (90) days for less than one-half (1/2) floor, but no later than Tenant's occupancy; or

                  (2) one hundred twenty (120) days for one half (1/2) floor or more, but no later than Tenant's occupancy.

                  (v) Rent shall be at the Market Rental Rate, if Tenant has so elected at the time it exercised such Post-Occupancy Expansion Option;

                  (vi) the Post-Occupancy Expansion Space shall be leased in its "as is" condition as of the Post-Occupancy Expansion Space Commencement Date unless the Market Rental Rate includes as a component thereof a different level of tenant improvement, and, except as stated aforesaid, Landlord shall have no obligation to improve such space for Tenant's occupancy;

            (h) In the event Landlord wilfully fails to deliver possession of any Post-Occupancy Expansion Space on the pertinent Post-Occupancy Expansion Space Commencement Date for any reason, such failure shall be deemed a default of this lease by Landlord under Section 29 hereof, subject to the notice and cure provisions contained therein. The failure of Landlord to deliver such space on account of a hold-over by a prior tenant or occupant or an account of Force Majeure shall not, except as hereafter provided, be deemed wilful and Landlord shall not, except as hereafter provided, be deemed in default if such space is delivered within the Window Period; provided, however, Tenant shall have no obligation to commence payment of Rent for such Post-Occupancy Expansion Space until it is in possession of all of such Post-Occupancy Expansion Space. Landlord's failure to deliver such Post-Occupancy Expansion Space within the Window Period shall be deemed a default of this lease by Landlord under Section 29 hereof, subject to the notice and cure provisions contained therein.

            (i) In the event any portion of Post-Occupancy Expansion Space is leased to Tenant other than pursuant to this Section 44, such portion of Post-Occupancy Expansion Space shall thereupon be deleted from the total Post-Occupancy Expansion Space which Landlord is obligated to make available to Tenant and which Tenant may lease under this Section 44, but if Tenant fails to lease such space as Post-Occupancy Expansion Space, such space shall continue to be First Offer Space under Section 45 hereof.

45. Right of First Offer. Subject to the provisions hereinafter set forth, Landlord hereby grants to Tenant the right to lease, on the terms and conditions hereinafter set forth, (i) all of the Post-Occupancy Expansion Space ("First Offer Space") at the time when Landlord is making a serious proposal to lease such space to a prospective tenant and (ii) all of the First Offer Space which becomes "Available for Leasing" (as hereinafter defined), during the First Offer Period (as hereinafter defined).

            (a) During the First Offer Period Landlord shall notify Tenant ("First Offer Notice") on or about the time Landlord is making a serious proposal to a prospective tenant for a term of lease which would fall, in whole or part, during the First Offer Period. The First Offer Notice shall contain the location and Rentable Area of such portion of the First Offer Space, a date for commencement of the term with respect to such portion of the First Offer Space if leased by Tenant

(the "First Offer Space Commencement Date"), and the Market Rental Rate for such space as determined by Landlord for a term commencing on the First Offer Space Commencement Date. If Tenant disputes Landlord's determination of the Market Rental Rate (and the space in question is 7500 square feet or more and the term is two years or greater), Tenant shall so notify Landlord as provided in Section 61(b) hereof and such dispute shall be determined in accordance with the provisions of Section 61(b) hereof; provided, however, if the Market Rental Rate has not been finally determined pursuant to Section 61(b) as aforesaid by the First Offer Space Commencement Date, then, until the time of such determination, Tenant shall pay Rent for such First Offer Space based on Landlord's preliminary determination of the Market Rental Rate and upon such final determination in accordance with Section 61(b), if the Market Rental Rate as so determined is less than Landlord's preliminary determination of Market Rental Rate, then Tenant shall thereafter pay the lesser amount as Rent for such First Offer Space and Landlord shall refund to Tenant any excess Rent previously paid by Tenant for such First Offer Space together with interest thereon at the Prime Plus Rate. The First Offer Space Commencement Date shall not be less than sixty (60) days after the date such notice is given by Landlord. Tenant shall have the right to lease all, but not less than all, the First Offer Space described in the First Offer Notice upon written notice from Tenant to Landlord of Tenant's election to exercise said right given not later than fifteen (15) business days after the First Offer Notice is given. Tenant's notice shall also specify whether Tenant elects that Rent for such First Offer Space be at the Market Rental Rate (or if Tenant does not specify Market Rental Rate, then Rent will be the alternative rate, in accordance with Section 44(d)(i)). If Tenant's right to lease such First Offer Space is not so exercised, Landlord shall have a period ("Marketing Period") of nine (9) months, with respect to First Offer Space containing from seventy percent (70%) of a floor to a full floor, and six (6) months, with respect to First Offer Space containing less than seventy percent (70%) of a floor, to market such space and enter into a letter of intent or lease with respect to such space with a bona fide tenant before being obligated to again offer such First Offer Space to Tenant. However, Landlord shall again be obligated to offer such First Offer Space to Tenant pursuant to this Section 45(a) if (i) such Marketing Period ends without Landlord entering into a letter of intent or lease, or (ii) negotiations with such prospective tenant are abandoned prior to the end of such Marketing Period.

            (b) From time to time during the First Offer Period, if Tenant in good faith desires to lease First Offer Space, Tenant may request that Landlord notify Tenant of the First Offer Space which is then Available for Leasing and the Market Rental Rate therefor, and Landlord shall notify Tenant ("Availability Notice") within fifteen (15) days after such request as to which First Offer Space is Available for Leasing and the Market Rental Rate therefor for terms commencing on or about sixty (60) days thereafter. If Tenant disputes Landlord's determination of the Market Rental Rate (and the space in question is 7500 square feet or more and the term is two years or greater), Tenant shall so notify Landlord as provided in Section 61(b) hereof and such dispute shall be determined in accordance with the provisions of Section 61(b) hereof; provided, however, if the Market Rental Rate has not been finally determined pursuant to
Section 61(b) as aforesaid
by the First Offer Space Commencement Date, then, until the time of such determination, Tenant shall pay Rent for such First Offer Space based on Landlord's preliminary determination of the Market Rental Rate and upon such final determination in accordance with Section 61(b), if the Market Rental Rate as so determined is less than Landlord's preliminary determination of Market Rental Rate, then Tenant shall thereafter pay the lesser amount as Rent for such First Offer Space and Landlord shall refund to Tenant any excess Rent previously paid by Tenant for such First Offer Space together with interest thereon at the Prime Plus Rate. Tenant may elect by notice to Landlord to lease First Offer Space which is then Available for Leasing as of a First Offer Space Commencement Date no earlier than ten (10) days nor later than thirty (30) days after its notice to Landlord electing to lease such space. Tenant shall designate the First Offer Space Commencement Date in its notice and shall also specify in its notice whether it is electing that Rent be at the Market Rental Rate (or if Tenant does not specify Market Rental Rate, then Rent will be the alternative rate, in accordance with Section 44(d)(i)). If Tenant's notice of election is given more than thirty (30) days after Landlord's Availability Notice, Landlord may notify Tenant of any change in its determination of the Market Rental Rate which shall again be subject to arbitration in accordance with Section 61(b) hereof. Tenant may not elect to lease less than all contiguous First Offer Space then Available for Leasing, on a floor, but if space on more than one floor is then Available for Leasing, Tenant shall not be obligated to lease space on more than one floor. A portion of the First Offer Space shall be deemed to be "sAvailable for Leasing" following the satisfaction or occurrence of the following events:

            (i) the expiration of a Current Lease (as hereinafter defined) of such portion of the First Offer Space (including any extensions or renewals), if such portion of the First Offer Space is not then subject to an option to lease such space granted in another Current Lease; or

            (ii) if such portion of the First Offer Space is subject to an option granted in another Current Lease, which option is not exercised, the later to occur of (A) the expiration of such option and (B) the expiration of the Current Lease of such portion of the First Offer Space (including any extensions or renewals); or

            (iii) if such portion of the First Offer Space is subject to an option granted in another Current Lease, which option is exercised, the expiration of the term of such other Current Lease or any later date on which the term of the demise of such portion of the First Offer Space created by the exercise of such option (including any renewals or extensions thereof) expires; or

            (iv) The First Offer Space is vacant and there are no Current Leases or legal rights to possession held by persons other than Landlord;

      and in all cases, all negotiations by prospective tenants to lease First Offer Space have been abandoned, and Landlord has not subsequently made a serious proposal which would trigger Tenant's right to lease First Offer Space under Section 45(a).

First Offer Space shall not be deemed "Available For Leasing" at any time Tenant's rights under Section 45(a) are applicable or have revived.

            (c) Tenant may only exercise its right to lease First Offer Space, if at the time of Tenant's exercise, this lease is in full force and effect and Tenant is not in Default.

            (d) If Tenant has exercised its right to lease a portion of the First Offer Space, then effective as of the First Offer Space Commencement Date such portion of the First Offer Space shall be included in the Premises subject to all of the terms, conditions and provisions of this lease except that:

                  (i) the Rent and Landlord's Allowance for such portion of the First Offer Space shall be at the same rate as would have been established under Section 44(g) if such space were being leased as Post-Occupancy Expansion Space, except if Tenant has not elected that Rent be at the Market Rental Rate, the one and one-half percent (1.5%) annual compounding described in Section 44(g) shall be from the Low-Rise Commencement Date to the applicable First Offer Space Commencement Date, and if Tenant has elected that Rent be at Market Rental Rate, the Market Rental Rate shall be as determined pursuant to this Section 45;

                  (ii) the Rentable Area of the Premises shall be increased by the Rentable Area of such portion of the First Offer Space;

                  (iii) the term of the demise covering such portion of the First Offer Space shall commence on the First Offer Space Commencement Date and, except as permitted by Section 46, shall expire simultaneously with the expiration or earlier termination of the Term of this lease, including any extension or renewal thereof; and

                  (iv) subject to clause (i) above, the First Offer Space shall be leased in its "as is" condition as of the First Offer Space Commencement Date unless Tenant has elected Market Rental Rate and the Market Rental Rate includes as a component thereof a different level of tenant improvement, and except as stated aforesaid, Landlord shall have no obligation to improve such space for Tenant's occupancy.

            (e) If Tenant has exercised its right to lease a portion of the First Offer Space, within thirty (30) days after request by either party, Landlord and Tenant shall enter into a written supplement to this lease confirming the terms, conditions and provisions applicable to such portion of the First Offer Space.

            (f) If Landlord wilfully fails to deliver possession of any First Offer Space on the pertinent First Offer Space Commencement Date for any reason, such failure shall be deemed a default of this lease by Landlord under Section 29 hereof, subject to the notice and cure provisions contained therein. The failure of Landlord to deliver such space on account of a hold-over by a prior tenant or occupant or on account of Force Majeure shall not be deemed wilful.

            (g) As used herein, the following terms shall have the following meanings:

                  (i) the term "First Offer Period" shall mean the portion of the initial Term of this lease commencing on February 2, 1992 (or if Tenant has committed before February 2, 1992 to take all of the Pre-Occupancy Expansion Space, the date upon which Tenant so committed) and excluding the last five (5) years of the initial Term; provided, that, during the last five (5) years of the initial Term, Tenant's rights shall be in effect only as to Section 45(a) and only if proposals then being made which trigger the offer of First Offer Space to Tenant under Section 45(a) are for terms which would expire before the end of the initial Term.

                  (ii) the term "Current Lease" shall mean a lease of any space in the Building in effect on or before February 2, 1992 or entered into after Tenant failed to exercise its option under Section 45(a) (including extensions and renewals thereof pursuant to options granted therein), whether or not the term of such lease has yet commenced.

46. Termination Option. Tenant shall have the option (the "Termination Option") to terminate this lease with respect to all or any part of the Premises, subject to the terms and conditions hereinafter set forth.

            (a) Provided that this lease is in full force and effect and Tenant is not in Default, Tenant may elect to terminate this lease with respect to all or part of the Original Premises, Pre-Occupancy Expansion Space or Post Occupancy Expansion Space as of the day before the fifteenth (15th) anniversary of the Low-Rise Commencement Date (the "Termination Date") by written notice to Landlord ("Termination Notice") delivered no later than fifteen months prior to such Termination Date. The Termination Notice shall identify that portion of the Original Premises, Pre-Occupancy Expansion Space or Post-Occupancy Expansion Space as to which Tenant as elected to terminate this lease.

            (b) In consideration of said termination, Tenant shall pay to Landlord a termination payment ("Lease Termination Payment") equal to the sum of all costs necessary to demolish the following components of the base building customized for Tenant and the related costs of rebuilding or restoring such base building components:

                  (i) Building signage identifying Tenant;

                  (ii) Tenant escalator/interfloor stairs;

                  (iii) Tenant features in the central lobby;

                  (iv) Tenant raised floor area; and

                  (v) Tenant specialized areas, e.g., Kitchen Facilities, dining rooms, auditorium and any customized areas where the base building structure or building systems has changed from that provided for in the specifications and drawings attached hereto as Attachments 10 and 11 as result of Tenant Improvements or at Tenant's request.

            Notwithstanding the foregoing, the Lease Termination Payment shall not exceed the lesser of (x) One Million Dollars

($1,000,000.00) or (y) Landlord's actual cost of demolishing, restoring and rebuilding the items specified in (i) through (v) above in anticipation of the next occupancy of such space as determined or determinable within the period ending on the date ("Payment Determination Date") which is the earlier to occur of (A) three (3) years after the effective date of the termination, and (B) the date on which the demolition, restoration and rebuilding is completed.

            (c) On the Termination Date, Tenant shall pay to Landlord Landlord's reasonable estimate of the Lease Termination Payment, which shall be determined by taking into account the amount of space being vacated by Tenant and reasonable likelihood of a prospective tenant desiring to use Tenant's customized tenant improvements. The Lease Termination Payment shall be placed in an interest-bearing account, with interest accruing for the benefit of Tenant, and which Landlord may use for demolition, restoration and rebuilding. In the event that the demolition, restoration and rebuilding of such space as provided in subsection (b)(y) above is (x) less than the Lease Termination Payment deposited with Landlord, the difference shall be refunded to Tenant upon the Payment Determination Date, together with the interest earned on said sum or (y) more than the Lease Termination Payment deposited with Landlord, Tenant shall pay to Landlord within fifteen (15) days after notice the balance owed.

            (d) In addition to the Lease Termination Payment specified above, on the Termination Date, Tenant shall pay to Landlord the sum of Seventy-Five Dollars ($75.00) per square foot of Rentable Area of the Premises with respect to which this lease is terminated by Tenant pursuant to this section for Rent lost by Landlord.

            (e) With respect to the Office Premises, Tenant shall have no right to terminate less than one-half (1/2) of a floor. In the event that Tenant elects to exercise its right of termination under this Section 46 with respect to less than a full floor of the Office Premises, such termination is subject to Landlord's approval as to location and configurations to allow commercially reasonably leaseable remaining area.

            (f) Provided that this lease is in full force and effect and Tenant is not in Default, Tenant may by written notice to Landlord ("Lobby Termination Notice"), elect to terminate this lease with respect to the Lobby Space as of the day before the fifth (5th) anniversary of the Low-Rise Commencement Date or as of the day before each subsequent anniversary date. The Lobby Termination Notice shall specify the effective date ("Lobby Termination Date") of such termination, which date shall be no earlier than twelve (12) months after the date of the Lobby Termination Notice. On the Lobby Termination Date, Tenant shall pay to Landlord an amount equal to the unamortized Landlord's Allowance previously paid with respect to the Lobby Space (using straight line amortization over the initial Term).

47. Participation in Net Cash Flow and Proceeds of Sale and Refinancing.

            (a) Tenant is hereby granted a contractual right to receive a percentage interest (the "CT&T Percentage"), equal to fifty percent (50%) of a fraction having a numerator equal to the Rentable Area of the Initial Office Premises and having a denominator equal to the total Rentable Area of the Building determined pursuant to Section 1(a) hereof, in (i) net cash flow after operating and capital reserves and also in
(ii) the proceeds that the Development Partnership receives upon a sale or refinancing of the Building, in each case after repayment of loans (including interest thereon), equity invested by the Partners in the Development Partnership and a rate of return on such equity as provided in the partnership agreement for the Development Partnership ("CT&T Participation"). "Development Partnership" means the partnership which is created for the development of the Building, one of whose partners will initially be Linpro Chicago Property I Limited Partnership, an Illinois limited partnership ("Linpro"), or a Linpro Affiliate, but if no new partnership is created for the development of the Building and Linpro Chicago Land Limited Partnership will develop the Building after a transfer of partnership interests from the non-Linpro partner to a new investor partner other than Linpro or a Linpro Affiliate, the "Development Partnership" will be the reconstituted Linpro Chicago Land Limited Partnership. If at any time a land trust ever is Landlord, the Development Partnership shall not be Landlord but shall be its beneficiary. Net cash flow and proceeds of sale or refinancing will be distributed to Tenant at the time it is distributed to Linpro. Tenant hereby agrees to contribute cash for the benefit of the Building if and when the partners in the Development Partnership are required to make capital contributions or loans. The amount to be contributed by Tenant shall be equal to the CT&T Percentage multiplied by the total amount to be contributed both by Tenant and for or on behalf of the Development Partnership; provided that Tenant's obligation to contribute cash hereunder will be limited to the amount of cash Tenant previously received with respect to net cash flow or proceeds of refinancing (and is only enforceable against the CT&T Participation); and further provided that Tenant will be entitled to repayment of amounts so contributed if, as and when the partners in the Development Partnership are repaid their loans or are distributed their cash contributions. In lieu of contributing cash up to the amount of refinancing proceeds received by Tenant, or if the contribution required is in excess of cash previously received, then Tenant's right to future sale and refinancing proceeds will be reduced by the amount of cash it did not contribute. As used herein the terms "net cash flow", "proceeds of sale or refinancing" and "rate of return on equity shall have the meanings ascribed to them in the partnership agreement for the Development Partnership; provided that such meanings shall be developed in good faith, shall be reasonable and in accordance with industry standards, and shall not unfairly discriminate against Tenant. The CT&T Participation will be diluted on a pro rata basis with Linpro, which means that the CT&T Percentage will be reduced to be that percentage obtained by multiplying the CT&T Percentage by the initial percentage interest in the newly-created or reconstituted Development Partnership held by Linpro and/or a Linpro Affiliate after initial dilution for debt and equity. The interest of Transportation Leasing Co. (formerly Greyhound Lines, Inc.) under the Development Participation Agreement dated December 31, 1986 will not reduce the CT&T Participation. In no event shall the CT&T Percentage be reduced below twenty-five percent (25%) of a fraction whose numerator is the Rentable Area of the Initial Office Premises and whose denominator is the total Rentable Area of the Building, determined pursuant to
Section 2(a) hereof. In the event of cost overruns, the CT&T Participation is hereby subordinated to repayment of third party loans or loans by the Development Partnership or partners therein to the extent Tenant does not participate in the payment of such excess costs.

      Tenant shall be furnished with a copy of the partnership agreement (and all amendments and modifications thereto) for the Development Partnership and shall be furnished with annual reports of the Development Partnership consisting of an annual balance sheet and profit and loss statement, certified by one of the Big 8 accounting firms, within 120 days after the close of each calendar year and on a quarterly basis, a statement of cash flow and a leasing status report containing names of tenants and square feet committed. Landlord shall also furnish Tenant no later than October 30th of each calendar year with a statement of projected cash flow for the next calendar year and periodically shall furnish Tenant with any other material information necessary to accurately calculate, evaluate and determine the CT&T Participation. Tenant shall also be furnished with copies of the note, mortgage, loan agreement and any other material loan and/or equity documentation pertaining to the CT&T Participation, Tenant's operation and/or the construction of the Building.

            (b) If Linpro sells all or part of its partnership interest in the Development Partnership to an entity other than a Linpro Affiliate, then, Landlord shall cause Tenant to receive a portion of the proceeds of sale based upon its CT&T Participation as if its interest were a partnership interest being sold at the same time at the same ratio of dollars to partnership interest as received by Linpro and Tenant's interest will be reduced proportionately
(except as hereinafter provided). For purposes of this Section 47(b), the sale of a partnership interest will include any transfer pursuant to a right of first offer or buy-sell or squeeze down, but shall exclude a voluntary non-arms length transfer. Tenant's interest will not be reduced below the minimum fraction for dilution set forth above except where Linpro's partnership interest is entirely diluted or transferred from a squeeze-down (i.e., to zero). For purposes of this Section 47, "Linpro's partnership interest" will be deemed to mean the aggregate interests held by Linpro or a Linpro Affiliate and the partners of Linpro or a Linpro Affiliate at the time of the signing of this lease, as reorganized and reconfigured from time to time. As used in this lease the term "Linpro Affiliate" shall mean any entity comprised of (i) persons (including their family members) who operate as partners or employees of the group of entities identified by the name "The Linpro Company", and/or (ii) entities comprised of such persons and which entity holds itself out and effectively operates as part of the group of entities so identified.

            (c) The CT&T Participation will serve as security for Tenant's performance of its obligations under this lease. Because the CT&T Participation is being granted to Tenant in consideration of its faithful performance of its lease obligations and continuation as a tenant for the entire Term, if there is a Default under this lease (after the expiration of all notice and cure periods), the CT&T Participation will terminate, be valued at zero (0) and be of no further force and effect; except that after the date which is the earlier to occur of (a) the date on which ninety percent (90%) of the Rentable Area of the Building is leased to tenants who are in occupancy and paying rent, and (b) five
(5) years after substantial completion of the Building, the CT&T Participation will be valued at market value upon termination of this lease. In the case of
(b) Landlord may, in its discretion, waive termination of the CT&T Participation upon a Default and there will be no valuation of the CT&T Participation. For purposes of this subsection (c), any non-monetary default disputed by Tenant shall not be deemed a Default permitting the termination of the CT&T Participation until said non-monetary default has been adjudicated by a court of competent jurisdiction. Market value of the CT&T Participation shall be determined in accordance with Section (h) hereof.


            (d) Landlord is hereby granted a right to purchase the CT&T Participation at market value under the following circumstances: in the event of an early lease termination by Tenant; in the event Chicago Title and Trust Company or an Affiliate elects to transfer its interest to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in
Section 12(a) hereof in accordance with Section 47(e) below; or if the CT&T Participation is ever held by an Affiliate, then at the time such Affiliate no longer qualifies as an "Affiliate" unless the CT&T Participation is reconveyed to Chicago Title and Trust Company or to an Affiliate permitted under Section 47(e) hereof; or in the event of a bankruptcy of Tenant where Tenant is not otherwise in Default. Upon a purchase of the CT&T Participation by Landlord, the CT&T Participation shall terminate.

            (e) Landlord must elect to exercise its purchase right in any particular case within forty-five (45) days after the right accrues; provided however, if Landlord is exercising its right on account of any reason other than a transfer of the CT&T Participation to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in Section 12(a) hereof, such exercise may be revoked in writing within ten (10) days after the market value is determined in accordance with Section 47(h) hereof. In the event Landlord fails to timely notify Tenant of its revocation, Landlord shall be deemed to have waived its right to revoke its exercise. Chicago Title and Trust Company may transfer the CT&T Participation to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in Section 12(a) hereof, subject to Landlord's purchase right at market value (as described below) and approval right as to the character and financial stability of the transferee, such approval not to be unreasonably withheld; or if the CT&T participation is ever held by an Affiliate, then such approval right shall also apply at the time such Affiliate no longer qualifies as an "Affiliate" unless the CT&T Participation is reconveyed to Chicago Title and Trust Company or to an Affiliate permitted under this Section 47(e). The tests of character and financial stability should be similar to those contained in Section 12 hereof. The offer of any third party offeree shall be taken into account when determining the market value. Notwithstanding anything to the contrary contained herein, Chicago Title and Trust Company may transfer the CT&T Participation to an Affiliate described in subsections (i), (ii), or (iv) of the definition of Affiliate in Section 12(a) hereof. Tenant shall have the right to grant a security interest in and to the CT&T participation as collateral for financing, subject to the Landlord's rights under this Section 47 and this lease with respect to the CT&T Participation and under terms and conditions which are reasonably acceptable to Landlord; provided, however, that

Tenant shall not have the right to encumber, mortgage or pledge Tenant's interest in the leasehold estate or to permit any liens or encumbrances on the Land or the Building in connection with the CT&T Participation. For purposes of this Section 47 an Affiliate shall be deemed not to be a third party.

            (f) Provided that Landlord has fully and completely performed its obligations under this Section 47, the CT&T Participation will terminate on the sale of the Building (including a foreclosure or transfer to a lender of the entire ownership interest) or sale of Linpro's entire interest in the Development Partnership, in either case, other than a sale to a Linpro Affiliate.

            (g) The CT&T Participation is not a partnership interest and Tenant is not and will not be a partner of Landlord or Linpro.

            (h) In the event that Landlord is to purchase the CT&T Participation and market value is to be used in determining the price to be paid, Landlord may notify Tenant of its determination of the market price. If Tenant does not respond in writing within ten (10) days of its disagreement and determination of the market value, then Landlord's determination shall be binding. If Landlord does not so notify Tenant, or if it does notify Tenant and Tenant disagrees as provided above, then Landlord and Tenant shall each select an appraiser within ten (10) days after request of either party for determination of market value under this Section 47(h). The two (2) appraisers selected by Landlord and Tenant shall within ten (10) days after their respective appointments, each make a determination of the market value. If the difference between the market values determined by each of the appraisers is less than five (5%) percent of the lesser value, the average of the two values shall be the market value to be used in determining the purchase price to be paid. If the difference between the two values is more than five (5%) percent of the lesser value, then the two appraisers shall within twenty five (25) days after their respective appointments appoint a third appraiser. The third appraiser shall make his determination of the market value within ten (10) days of his appointment. If the difference between the third appraiser's determination of market value and the average of the market values specified by the first two appraisers is less than ten percent (10%) of the lower of the third appraiser's determination and said average, then the average of the three market value determinations shall be market value to be used in determining the purchase price to be paid. Otherwise, the average of the two closest market value determinations shall be the market value to be used in determining the purchase price to be paid for the CT&T Participation. The three (3) appraisers shall be MAI appraisers licensed by the State of Illinois and shall have at least ten (10) years experience in appraising commercial real estate in the Chicago metropolitan area.

48. Parking. Throughout the Term, as extended, Tenant shall have the right to use up to thirty (30) reserved parking spaces in the Garage at prevailing monthly rates for reserved spaces, such spaces relating to the Original Office Premises, so long as Tenant pays all charges for parking when due; provided, however, if the operator of the Garage provides for more favorable rates for periods longer than one month, then Tenant shall be entitled to use all or part of its parking spaces for such longer period at the more favorable rate. Tenant shall be entitled to exercise all rights and privileges with respect to its parking spaces that are granted to any other user of parking in the Garage upon payment by Tenant of the prevailing charges for such privileges, if any. As used in the foregoing sentence, the word "rights and privileges" is intended to include, but not be limited to, items such as car starting services, security, rights to pay for parking spaces on a quarterly or annual basis at reduced rates and car cleaning and washing or polishing services. The approximate location of the initial reserved parking spaces is shown in Attachment 9 hereto to this lease which will be adjacent to the Vault Space. Tenant has the right to expand parking beyond the initial thirty (30) spaces at the rate of one (1) space per ten thousand (10,000) rentable square feet of office space leased in addition to the Original Office Premises, subject to a cap of fifty (50) spaces overall (including initial and additional spaces). Landlord shall mark such spaces or otherwise indicate by signs that they are reserved for Tenant's use, but Landlord shall not be obligated to police use of such spaces on a daily basis. Tenant shall be required to execute the form of parking agreement, if any, in use from time to time and abide by parking regulations applicable from time to time for parking in the Garage. Landlord will cooperate with Tenant if it desires spaces in addition to the fifty (50) spaces provided for above, but it will not be obligated to make additional reserved parking available. Tenant may allow customers to use its reserved parking spaces for business purposes only. Tenant's right to reserved parking spaces shall terminate (and shall not be revived) at the rate of one (1) space per ten thousand (10,000) square feet of Rentable Area of office space with respect to which this lease is terminated under Section 46 after the termination of the first fifty thousand (50,000) square feet of Rentable Area of office space, but if the entire lease is terminated, Tenant shall have no further right to use any parking spaces (except that certain parking rights may be transferred under circumstances of a release and termination under Section 12).

49. Antenna/Satellite Dish. Subject to the conditions hereinafter set forth, Landlord hereby grants to Tenant the right during the Term and any extension thereof to mount a TV antenna and/or a satellite dish for Tenant's use only (and not for sale, license or use by any third party) on the roof of the Building. Within thirty (30) days after Tenant gives Landlord written notice of Tenant's intention to exercise the right granted hereby, specifying in detail the requirements of such installation, Landlord shall reasonably designate by written notice to Tenant an appropriate area for suchs installation ("Installation Area"). Tenant shall be responsible for all installation charges, governmental permit charges and costs, if any, to architecturally conceal the antenna and/or satellite dish into the overall Building appearance, including related engineer and architect fees; provided, however, notwithstanding the foregoing the costs to conceal an antenna of up to two (2) meters in height and/or satellite dish of up to two (2) meters in diameter are Landlord's responsibility under the specifications attached hereto as Attachment 11.
Tenant shall be responsible for all costs of operation and maintenance to keep the antenna or satellite dish in good working order and repair. The antenna or satellite dish shall be connected, at Tenant's cost, to the premises through then existing electrical, telephone or mechanical shafts. Tenant shall bear all risk of loss or damage to or theft of the antenna and/or satellite dish and shall include such equipment under Tenant's insurance policies required under
Section 19. Notwithstanding anything to the contrary, the rights herein granted to Tenant shall be subject to the following conditions precedent:

            (a) there must then be available space on the roof and existing electrical, telephone or mechanical shafts from the roof to the Premises for Tenant's proposed roof installation; provided that if Tenant notifies Landlord prior to the Low-Rise Commencement Date that it is exercising its right, Landlord agrees that there will be space available;

            (b) Landlord's architect or engineer shall approve of the design and specifications of the antenna or satellite dish, such approval shall not to be unreasonably withheld; and

            (c) Tenant shall, at its expense, comply with the applicable requirements of any municipal, county, state, federal or other governmental ordinance, law, rule or regulation including obtaining all permits, licenses and any necessary zoning variances and other governmental approvals. Landlord will cooperate with Tenant in gaining such approvals; provided any expense of Landlord in so cooperating shall be borne by Tenant. The installation and operation of the antenna or satellite dish shall not interfere with the safety or operations of the Building or the reception or transmission of signals by the other tenants or occupants of the Building and shall comply with any provisions of this lease relating to Tenant's performance of construction or making alterations, additions or improvements.

            If Tenant requires any additional structural support not provided for in the outline specifications attached hereto as Attachment 11, Tenant shall pay the cost of such additional support. Normal Tenant transmission (other than general broadcasting) from approved equipment will not be deemed to violate the foregoing restriction on interference, but Landlord reserves the right to relocate Tenant's equipment at Landlord's expense (and Landlord shall pay all of Tenant's reasonable related costs provided that Tenant shall have identified categories of such costs in advance of such relocation) to avoid such interference.

            Tenant's equipment on the roof which is removable without damage to the Building shall remain the property of Tenant and shall be removed by Tenant, at its sole cost and expense, upon the termination of this lease by lapse of time or otherwise; cables, wires and other facilities in mechanical shafts and any equipment wherever located which would cause damage to the Building if removed shall, at Landlord's election, become the property of Landlord upon the termination of this lease by lapse of time or otherwise, or Landlord may require their removal by Tenant or Tenant's payment of the cost of removal by Landlord.

      Landlord agrees that once the paths of transmission of Tenant's TV antenna and/or satellite dish have been established the installation and operation of other antenna and satellite dishes on the roof of the Building by other tenants or occupants of the Building shall not interfere with the reception or transmission of signals by Tenant over its fixed identified path.

50. Existing Tenant vacation; Commencement of Construction; Termination Payment; Schedule Advancement; Failure to Meet Low-Rise Access Date.

            (a) Landlord agrees that if the tenants under the leases of the existing buildings on the Land do not vacate the existing buildings by September
1. 1990, then Tenant may, within five (5) days after such date, terminate this lease and receive a termination payment of Two Million Dollars ($2,000,000) ("Existing Tenant Vacation Termination Payment"). If Tenant so terminates this lease, Landlord and Tenant shall be released from all liabilities and obligations under or in connection with this lease, except that Landlord shall be liable to make the Existing Tenant Vacation Termination Payment. The failure of Tenant to terminate this lease within said five (5) day period shall be deemed a waiver of the right to terminate this lease and waiver of the right to receive the Existing Tenant Vacation Termination Payment by reason of the failure of the tenants to vacate the existing buildings as aforesaid and this lease shall remain in full force and effect.

            (b) Landlord shall commence construction of the Building by March 1, 1991. Landlord will have no liability for failure to commence construction by such date, except as hereinafter provided. "Commencement of construction" under this paragraph means commencement of excavation and commencement of installation of caissons. If Landlord fails to commence construction by March 1, 1991, whether or not due to Force Majeure, then for informational purposes only Landlord will promptly furnish Tenant a letter ("Informational Letter") from a person or entity with sufficient experience and knowledge of the facts (who may be a contractor, construction consultant, architect or other third party, whether or not independent or employed by Landlord) stating whether or not Landlord can achieve Substantial Completion of the low-rise portion of the Building (as defined in Section 35 hereof) by the last date on which Tenant may terminate this lease for failure to achieve Substantial Completion of the low rise portion of the Building under Section 51, assuming no Force Majeure, and which may be appropriately qualified if Force Majeure has already occurred. The Informational Letter may assume that Landlord may use overtime or additional work shifts.

            (c) If Landlord fails to commence construction of the Building by March 1, 1991, subject to Force Majeure (within the time limits hereafter provided in this Section 50(c)), Tenant will have the right to terminate this lease (subject to the restrictions set forth in this subsection) and receive a termination payment of Ten Million Dollars ($l0,000,000) ("Construction Termination Payment") upon such termination, as its sole remedy. If Landlord fails to commence construction of the Building by March 1, 1991, as extended by Force Majeure, and Tenant has not already terminated this lease as permitted above, then Landlord will notify Tenant approximately thirty (30) days in advance of the date on which Landlord anticipates it will commence construction of the Building. In such case, Tenant may extend the March 1, 1991 date (and correspondingly extend the right of Tenant to terminate this lease) for commencement of construction, as extended by Force Majeure, each month on a monthly basis, but not beyond April 1, 1992 in any event (and by each such extension also extending its right to terminate this lease for Landlord's failure to commence construction by March 1, 1991, as extended by Force Majeure).

In the event Landlord then fails to commence construction on or before March 1, 1991, as extended by Tenant and by Force Majeure, then as Tenant's sole remedy, Tenant will have the right to terminate this lease and receive the Construction Termination Payment upon such termination. Prior to an extension and at Tenant's request, Landlord will deliver an updated Informational Letter to Tenant. Tenant's notice of termination shall be made, if at all, within thirty (30) days after Landlord's failure to meet the required date, but in no event later than ten (10) days prior to Landlord's anticipated commencement of construction as set forth in the 30-day advance notice from Landlord. Notwithstanding anything to the contrary, but subject to Section 51 hereof, once Landlord has commenced construction, Tenant may not terminate this lease or receive the Construction Termination Payment. Extension of the date for commencement of construction due to Force Majeure not constituting Extraordinary Force Majeure (as defined on Attachment 15 hereto) will be limited to ninety (90) days. Landlord will not be entitled to an extension of such date due to a Force Majeure event which would have been avoided had Landlord acted in a timely and diligent manner intending to meet target dates set forth in the schedule attached hereto as Attachment 13. If Landlord has not commenced construction on or before April 1, 1992, regardless of whether Extraordinary Force Majeure has occurred, then this lease will automatically terminate; such automatic termination will be Tenant's sole remedy and will have the same effect as a termination by Tenant under this
Section 50(c) and Tenant shall be entitled to prompt payment of the Construction Termination Payment.

            (d) On or about October 1, 1990, Landlord will review with Tenant Landlord's proposed schedule for construction of the Building. No later than sixty (60) days after commencement of construction, Landlord shall notify Tenant whether it is advancing the schedule of events described in the time schedule attached hereto as Attachment 13. Landlord will notify Tenant fourteen (14) months in advance of the anticipated Low-Rise Access Date and will revise its notice as may subsequently be necessary. If Landlord fails to meet the anticipated Low-Rise Access Date or any revised date, then as Tenant's sole remedy (except for the remedy expressly provided in Section 51 for failure to meet the Low-Rise Access Date by the Outside Access Date) Landlord will pay Tenant's reasonable costs and expenses payable to third parties which resulted from mobilization of equipment or forces for the anticipated Low-Rise Access Date which could not be avoided, postponed or minimized by Tenant when the date was not met. If the schedule has been advanced as shown on Attachment 13 hereto and Landlord meets the advanced target Low-Rise Access Date and the advanced target date for Substantial Completion of the low-rise portion of the Building (as defined in Section 35), then the Low-Rise Commencement Date will be the date shown on the advanced schedule as shown on Attachment 13 hereto. Landlord will not have any liability for failure to give notice of or meet any advanced schedule date, except as expressly provided in Sections 50 and 51 and the second to last paragraph of Section 35. If Landlord fails to give Tenant at least fourteen (14) months' notice of the advanced Low-Rise Access Date, then as Tenant's sole remedy the thirty-four (34) week period after the Low-Rise Access Date described in the definition of Low-Rise Commencement Date will be extended by the number of days between fourteen (14) months and the actual notice period given before the advanced Low-Rise Access Date, but not in excess of the number of days between the Low-Rise Access Date and Tenant's subsequent commencement of construction of Tenant Improvements for the Initial Premises.

            The rights granted Tenant under this Section 50 are personal to Chicago Title and Trust Company and its Affiliates.

51.   Low-Rise Access Date; Substantial Completion; Termination Payment.

            (a) Landlord hereby agrees to achieve Substantial Completion of the low-rise portion of the Building (as defined in Section 35 hereof) by February 1, 1993, subject to extension for Force Majeure. Landlord will not have any liability for failure to achieve Substantial Completion of the low-rise portion of the Building by such date or any later date, except as hereinafter provided. Remedies provided Tenant under this Section 51 will be Tenant's sole remedies for Landlord's failure to achieve Substantial Completion of the low-rise portion of the Building by such dates. If Landlord fails to achieve Substantial Completion of the low-rise portion of the Building by February 1, 1993, whether or not extended by Force Majeure, at Tenant's request Landlord will furnish Tenant an Informational Letter.

            In any event, if Landlord fails to achieve Substantial Completion of the low-rise portion of the Building by February 1, 1993, then Landlord will be responsible for any (a) rent and (b) Holdover Costs (as hereinafter defined), in each case which would have been payable for the space then occupied by Tenant after March 1, 1993 through October 31, 1993 (other than for space occupied by persons intended to occupy the Top Floor); provided, however, if Force Majeure has occurred, then Landlord shall not be obligated to pay rent, but only Holdover Costs. If Landlord fails to achieve Substantial Completion of the low-rise portion of the Building by February 1, 1993, then the target date for Substantial Completion of the low-rise portion of the Building will then be October 1, 1993, as shown on Attachment 13 hereto. If Substantial Completion of the low-rise portion of the Building has not occurred by October 1, 1993, Landlord will be responsible for any rent and Holdover Costs, in each case which would have been payable for the space then occupied by Tenant for the period after November 1, 1993 (other than for space occupied by persons intended to occupy the Top Floor); provided, however, if Force Majeure has occurred, then Landlord shall not be obligated to pay rent, but only Holdover Costs. If Landlord has met the February 1, 1993, or October 1, 1993 Substantial Completion dates, but because either: (a) the Low-Rise Access Date occurred less than thirty (30) weeks before February 1, 1993 (or October 1, 1993, as the case may be), or (b) Beneficial Occupancy did not occur at least thirty (30) days prior to. February 1, 1993 (or October 1, 1993, as the case may be), or (c) a Landlord Delay occurred, Tenant retained possession under Existing Leases after expiration of the terms thereof and incurred Holdover Costs (for the reason that Tenant was unable to move into the low-rise portion of the Initial Premises), Landlord will be responsible for Holdover Costs of Tenant (other than for space occupied by persons intended to occupy the Top Floor) incurred from March 1, 1993 until Tenant moves into the low-rise portion of the Premises, it being understood and agreed that, as provided in Section 35 hereof, Tenant has no obligation to move into the Premises other than in a February or October. However, Tenant shall only be entitled to such Holdover Costs if within such thirty (30) week period or period of Beneficial Occupancy Tenant would otherwise have completed its Tenant Work and moved into the low-rise portion of the Premises. A statement from Tenant's architect or contractor to the effect that Tenant could have completed its Tenant Work and so moved in shall be conclusive, absent fraud. For purposes hereof the term "Landlord Delay" shall mean the failure of Landlord to do any of the following:
(v) allow Tenant's contractors reasonable access to the Building or hoist in accordance with this lease and the Access Date Specifications attached hereto as Attachment 2, (w) provide temporary utilities to the Premises during construction, (x) provide the proper physical environment necessary to perform the Tenant Improvements, (y) provide permanent power to the Premises by twenty four weeks after the Low-Rise Access Date, or the High-Rise Access Date, as the case may be, so as to allow equipment testing prior to the move-in, and (z) promptly inform Tenant's architect/consultant and designer of changes identified to Landlord (presently being the entities identified as such in Schedule I to Exhibit E) in the base building specifications and documents which would impact on Tenant's ability to perform the Tenant Improvements. Tenant shall notify Landlord in writing of the occurrence of a Landlord Delay.

            If Substantial Completion of the low-rise portion of the Building is not achieved by October 1, 1993, subject to extension for Extraordinary Force Majeure, as Tenant's sole remedy for such failure (except for Landlord's obligation to pay rent and Holdover Costs as stated aforesaid) Tenant will have the right to terminate this lease and receive the Construction Termination Payment. Tenant may waive the requirement that Substantial Completion of the low-rise portion of the Building be achieved by October 1, 1993, and extend such date to February 1, 1994, as extended by Extraordinary Force Majeure, in which event Tenant shall have as its sole remedy for such failure (except for Landlord's obligation to pay rent and Holdover Costs), the right to terminate this lease and receive the Construction Termination Payment.

            Notwithstanding the foregoing, if Landlord fails to meet either the October 1, 1993 or February 1, 1994 dates (as extended as provided herein) and at that, time Landlord provides an Informational Letter stating that Landlord can achieve Substantial Completion of the low-rise portion of the Building within ninety (90) days after the applicable date, as so extended (the end of such 90-day period is herein called the "Outside Date"), and other back-up evidence reasonably required by Tenant, then Tenant may not terminate this lease and receive the Construction Termination Payment (and any prior termination will be ineffective) until the Outside Date has occurred without Landlord having achieved Substantial Completion of the low-rise portion of the Building. Termination of this lease by Tenant shall be made, if at all, within fifteen
(15) days after the missed dates, as so extended, but in no event after Substantial Completion of the low-rise portion of the Building. This lease will automatically terminate if the Outside Date has occurred without Landlord having achieved Substantial Completion of the low-rise portion of the Building, notwithstanding that Tenant has not elected to terminate. For purposes of this lease, such automatic termination will be Tenant's sole remedy (except for Landlord's obligation to pay rent and Holdover Costs) and will have the same effect as a termination by Tenant; in such event Tenant will also be entitled to receive the Construction Termination Payment. Landlord agrees to immediately make such payment.

            Notwithstanding anything herein to the contrary, if Substantial Completion of the low-rise portion of the Building is not achieved by March 1, 1994 (without regard to whether Force Majeure or Extraordinary Force Majeure has occurred), as Tenant's sole remedy for such failure (except for Landlord's obligation to pay rent and Holdover Costs as stated herein), Tenant will have the right (subject to Tenant's fraud) to terminate this lease and receive the Construction Termination Payment. Landlord agrees to immediately make such payment.

            (b) If as of any date after the Outside Access Date, (i) the Low-Rise Access Date has not occurred and (ii) less than thirty-four (34) weeks remain prior to the Outside Date, then as Tenant's sole remedy, Tenant may, subject to Tenant's fraud, within ten (10) days after such date, terminate this lease and receive the Construction Termination Payment (less amounts previously paid under Section 50(d)), unless at such date Landlord provides a letter from a reputable and experienced contractor or construction consultant stating that Tenant could nevertheless substantially complete its Tenant Improvements by the Outside Date, including any back-up evidence reasonably required by Tenant, and Landlord agrees to pay all overtime charges and other reasonable costs of expediting the Tenant Work required to substantially complete it by the Outside Date (and if such letter and agreement is provided, any termination will be ineffective). Subject to fraud or manifest error, the opinion of Landlord's consultant will be final. The "Outside Access Date" means July 1, 1993, as extended by Force Majeure, but in no event later than August 1, 1993. Tenant may exercise both the remedy provided for in this Section 51 and the remedy provided for in Section 50(d), but any amounts payable under Section 50(d) and this Section 51 will not exceed Ten Million Dollars ($10,000,000) and amounts payable under one remedy shall be deducted against any amounts owed under the other.

            (c) If Landlord fails to achieve Substantial Completion of the high-rise portion of the Building by July 1, 1993, then Landlord agrees to pay Holdover Costs incurred by Tenant as a result of holdover occupancy by persons intended to occupy the Top Floor after July 1, 1993. If Tenant has not theretofore moved into the Top Floor, Landlord will also be responsible for Holdover Costs of Tenant after August 1, 1993, if Landlord has met the July 1, 1993 Substantial Completion date, but because, either (a) the High-Rise Access Date occurred less than thirty (30) weeks before July 1, 1993; or (b) Beneficial Occupancy did not occur at least thirty (30) days prior to July 1, 1993; or (c) a Landlord Delay occurs, Tenant retained possession under Existing Leases (as a result of holdover occupancy by persons intended to occupy the Top Floor after such missed date) after expiration of the terms thereof and incurred Holdover Costs for the reason that it was unable to move into the Top Floor. However, Tenant shall only be entitled to such Holdover Costs if within such thirty (30) week period or period of Beneficial Occupancy Tenant would otherwise have completed its Tenant Work and moved into the Top Floor. A statement from Tenant's architect or contractor to the effect that Tenant could have completed its Tenant Work and so moved in shall be conclusive, absent fraud.

            (d) Upon any termination of this lease under Section 50(c) or
Section 51, Landlord and Tenant shall be released from all liabilities and obligations under or in connection with this lease, except that Landlord shall be liable to make the Construction Termination Payment and rent payments required by this Section 51 but shall have no further obligation to pay Holdover Costs. Holdover Costs paid by Landlord shall reduce the Construction Termination Payment, and Landlord will not have any obligation to pay Holdover Costs exceeding Ten Million Dollars ($10,000,000) in the aggregate.

            (e) Subject to the second paragraph of Section 51(a) and the second sentence of Section 51(c), in any case where Landlord is responsible for rent or Holdover Costs under this Section 51, such obligation shall not extend beyond the date of Substantial Completion of the low-rise portion of the Building (in the case of an obligation incurred due to the failure to achieve Substantial Completion of the low-rise portion of the Building) or the high-rise portion of the Building (in the case of an obligation incurred due to failure to achieve Substantial Completion of the high-rise portion of the Building) or termination of this lease, whichever is earlier. However, if Tenant does not terminate this lease, then Landlord's obligation to pay Holdover Costs will survive, other than for Holdover Costs attributable to Tenant's occupancy of existing space after the date of Substantial Completion of the Building, except as stated in the second paragraph of Section 51(a) and the second sentence of Section 51(c).

            (f) Tenant will use its reasonable efforts to prevent or minimize Holdover Costs and will cooperate with Landlord in effecting short-term extensions, consolidating locations or coordinating move-outs to avoid holdovers; provided, however, Tenant shall have no obligation to move into the Premises other than in February or October or to incur any material and unreasonable operational disruptions (it being understood and agreed for purposes of this Section, that moving in and of itself shall not be considered an operational disruption).

            (g) The term "Holdover Costs" means any rent costs in excess of normal rent which would have otherwise been payable for the applicable period under the Existing Leases, direct or consequential damages provided for under the terms of Existing Leases for holding over, costs of defense of suits by landlords under Existing Leases and rent for any lease renewal by the landlords as a result of the holdover permitted under the Existing Leases. If at the time this lease is executed Tenant has waived its option under Section 2 to defer occupancy of forty-six thousand (46,000) square feet of Rentable Area beyond the Low-Rise Commencement Date, so that rent on such space commences on the Low-Rise Rent Commencement Date, then for purposes of this Section 51 payment of Holdover Costs (but not any of Landlord's obligations under Section 38), the term "Existing Leases" shall include the 30 North Lease.

            (h) upon Substantial Completion of the low-rise portion of the Building or payment of the Construction Termination Payment to Tenant and provided that Tenant has not terminated this lease pursuant to Sections 50 or 51 hereof, Tenant shall release to Landlord the personal guaranty and Letter of Credit (to the extent not drawn under) described in Section 55.

            The rights granted Tenant under this Section 51 are personal to Chicago Title and Trust Company and its Affiliates.

      52. Financing Contingency. Landlord plans to meet a certain financing milestone as follows:

            By November 3. 1989, Landlord must have completed loan documentation for financing of the construction of the Building.

            Landlord has deposited cash in the amount of Five Hundred Thousand Dollars ($500,000) (the "Deposit") in an escrow (the "Escrow") with American National Bank and Trust Company as escrow agent (the "Escrowee") under an escrow agreement (the "Escrow Agreement") dated January 4, 1989 and identified as Escrow Trust No. 89539001, which Tenant has also executed. The Escrow Agreement will not be deemed to supersede the provisions of this lease but merely to facilitate the implementation of this Section 52. Landlord shall be entitled to all interest on the Deposit. The Deposit is to be released to Landlord upon satisfaction (or waiver by Landlord as described below) of the above financing milestone and also delivery of the guaranty and a Letter of Credit substantially in the form of Attachment 19 hereto as described in Section 55. The Deposit will be released to Tenant from the Escrow (a) with consent of Landlord, or (b) upon Tenant's affidavit delivered to Escrowee and Landlord that Tenant is entitled to the payment under this Section 52 because (i) the appropriate milestone has not been met, or (ii) the Personal Guaranty (as hereinafter defined) or the Letter of Credit has not been delivered when required under Section 55. The failure to meet the appropriate milestone and the failure to deliver the Personal Guaranty or Letter of Credit are the only circumstances for which Tenant may receive and retain the Deposit.

            In any case where the financing milestone described above is not met, Tenant and Landlord may mutually extend the date for occurrence of such milestone. However, Landlord may waive satisfaction of the milestone for both Landlord and Tenant in which case this lease will not automatically terminate for failure to meet such date under any circumstances. Absent any such extension, this lease will automatically terminate, and as Tenant's sole remedy, it may receive and retain the Deposit as liquidated damages.

            Upon termination of this lease under this Section 52, Landlord and Tenant shall be released from all liabilities and obligations under or in connection with this lease, except that Tenant shall be entitled to receive the Deposit.

            Tenant shall be furnished with reasonable verification regarding compliance with the foregoing.

      53. Design Approval South Tower.

            (a) Tenant is hereby granted the right to approve which approval shall be given in writing: (i) changes to the design of the Building made by Landlord which are not within the scope of the schematic drawings attached to this lease as Attachment 10 and renderings attached to this lease as Attachment 6 and specifications attached to this lease as Attachment 11 and the design development drawings and specifications, if such changes directly and physically affect the premises or the overall appearance or physical layout of the ground floor lobby rotunda, (ii) the overall level of quality of design and use of materials of the exterior wall only if and to the extent the design development drawings and specifications do not meet the overall level of quality of design and use of materials of the typical exterior wall for the following four (4) buildings designed by Kohn, Pedersen, Fox & Associates (except that the schematic drawings and specifications attached to this lease will supersede the design of the four. comparison buildings: 101 Federal Street, Boston; 1201 Third Avenue, Seattle Heron Tower - 70 East 55th Street, New York; 135 East 57th Street, New York (One typical exterior wall detail is attached as Attachment 16 hereto for each of those buildings), (iii) the overall level of quality of design and use of materials in the rotunda, and (iv) the design of the top of the Building. Notwithstanding that drawings and renderings of the top of the Building and exterior of the Building are attached to this lease, such drawings and renderings should not be deemed to have been approved by Tenant as they relate to the top of the Building or the exterior of the Building.

            (b) Landlord will cause to be furnished to Tenant (through a representative designated by Tenant and authorized to give design approvals or disapprovals) drawings and specifications for the Building as they are developed in order to facilitate quick approvals. When Landlord submits drawings or specifications to Tenant for Tenant's approval, Landlord shall deliver simultaneously therewith written notice to Tenant stating that such materials are delivered to Tenant for Tenant's approval within five (5) business days pursuant to this Section 54(b). Tenant shall not unreasonably withhold its approval where its approval is required, and if Tenant does not give its approval or disapproval within five (5) business days after submittal of drawings or specifications including such changes or information, its approval will be deemed given.

            (c) Any disagreement as to Tenants right to approve or reasonableness of approval which is not resolved within three (3) business days after it arises shall be submitted for arbitration to a panel of three (3) arbitrators who are architects at the Chicago, Illinois office of the American Arbitration Association chosen and acting in accordance with its then commercial arbitration rules. The arbitrators shall be instructed to reach their determination within thirty (30) days after the appointment. Fees and costs shall be borne by the losing party. If Tenant is the losing party, it shall be charged with delay and increased costs caused by its disagreement and arbitration (provided that Landlord can demonstrate that a delay was caused). Tenant's remedy for Landlord's failure to obtain Tenant's approval of design, where required, shall be to enforce redesign in accordance with Tenant's approval; provided, however, that in the event such redesign causes Landlord to miss the dates set forth in Sections 50 and 51, Landlord shall be liable as set forth in such Sections. Tenant hereby approves the schematic drawings and specifications attached to this lease on Attachments 10 and 11 (including Attachment 6) and is deemed to approve any drawings and specifications which represent further development of the attached drawings and specifications which will be submitted to Tenant for informational purposes. Notwithstanding anything herein to the contrary there shall be seven elevators servicing the low-rise portion of the Building.

            (d) If Landlord or a Linpro Affiliate owns an interest in the North Tower ownership and is a controlling principal of the North Tower ownership, including the right to control the design and construction of the North Tower, at the time such design and construction is undertaken, then Landlord agrees that the North Tower will be architecturally similar and compatible to Phase One and the height of the North Tower will be generally as shown in the renderings attached to this letter as part of Attachment 6. This provision shall be binding on Landlord only so long as Chicago Title and Trust Company and/or any of its Affiliates occupies at least one hundred fifty thousand (150,000) square feet of Rentable Area in the Building.

      54. Restrictions on Other Building Leases.

            (a) So long as Chicago Title and Trust Company and/or its Affiliates maintains a presence of at least one hundred thousand (100,900) square feet of Rentable Area in the Building and is engaged in the title insurance business, Landlord will not enter into any leases in the Building, whose term falls within all or part of the Term, with a tenant if any of such tenant's business in its premises at the Building is the conduct of the business of title insurance (including, without limitation, underwriting title insurance, abstracting and title searches and being a title agency), to the extent such restriction on Landlord is lawful. This restriction shall not apply to attorneys practicing law who are involved in the title insurance business as an adjunct to the practice of law, so long as identification of such tenant on suite entrance door, the Building directory and signage outside the tenant's premises does not state that the tenant is an agent for a title insurance company or a bar fund.

            (b) During the Term of this lease, Tenant will have the right to approve uses granted to tenants under leases of retail space on the ground floor of the Building adjacent to North Clark Street or to West Randolph Street which do not fall within the categories of approved retail uses attached to this lease as Attachment 12. Landlord may from time to time submit a proposed use to Tenant, who shall approve or disapprove such use within five (5) business days, or such use will be deemed approved. Tenant's approval may not be unreasonably withheld. Retail uses may not include a retail tenant that specializes in the sale of pornographic materials.

            (c) Landlord will restrict the uses of ground floor lobby space in the Building and will cause or create such restrictions in the North Tower in the following manner for as long as Chicago Title and Trust Company itself (or a permitted Affiliate described in Section 12-to whom the Lobby Space was permitted to be sublet under Section 12 hereof, so long as it remains an Affiliate) remains as a tenant in the Lobby Space and uses the Lobby Space and uses the Lobby Space (or closes up the Lobby Space and conceals it but continues to pay Rent for the Lobby Space), unless Tenant consents to such use:

                  (i) Landlord will not rent space in the lobby of the Building to any party or allow such space to be used by any party who engages in the Financial Services business or who intends to provide Financial Services from said space during the term of this lease. For the purposes of this restriction "Financial Services" shall mean the following businesses: banks, trust companies, savings and loans, mutual fund companies and securities brokerage. "Financial Services" shall not include automatic teller machines or what is commonly referred to as "cash stations."

                  (ii) For the North Tower, the restriction shall be the same as in (i) above except that said restriction shall only exist so long as Landlord or a Linpro Affiliate owns an interest in the North Tower ownership and is a controlling principal of the north tower ownership.

            The rights granted Tenant and restrictions upon Landlord under this
Section 54 are personal to Chicago Title and Trust Company and its Affiliates.

      55. Personal Guaranty; Letter of Credit.

            (a) A form of guaranty of Landlord's obligation to pay the Construction Termination Payment described in Sections 50 and 51 ("Personal Guaranty") is attached to this lease as Attachment 14. Landlord will deliver the Personal Guaranty and a letter of credit substantially in the form of Attachment 19 attached hereto upon satisfaction (or waiver) of all contingencies described in Section 52 and exchange of the Five Hundred Thousand Dollar ($500,000) deposit. Such letter of credit and any letter of credit substituted for such letter of credit are referred to as a "Letter of Credit." The Letter of Credit will partially secure Landlord's obligation to pay the Construction Termination Payment described in Sections 50 and 51 and fully secure the Existing Tenant Vacation Termination Payment described in Section 50(a).

            (b) The Letter of Credit will be irrevocable, will initially be in the face amount of Two Million Dollars ($2,000,000), will be for the benefit of Chicago Title and Trust Company and shall be issued by a bank fulfilling and which continues to fulfill the standards set forth in Section 55(c) below. The Letter of Credit will not be transferable, other than to an Affiliate of Chicago Title and Trust Company. The face amount of the Letter of Credit shall be reduced to One Million Dollars ($1,000,000) on the Low-Rise Access Date if the Low-Rise Access Date occurs on or before the Outside Access Date. If the Low-Rise Access Date does not occur by July 1, 1992, then Landlord may elect (a) to (i) waive its right to reduce the Letter of Credit on the Outside Access Date and (ii) treat any payment of the Pre-Construction Allowance as part payment of any Construction Termination Payment owed under Section 51, or (b) waive its right to treat any payment of the Pre-Construction Allowance as part payment of the Construction Termination Payment owed under Section 51. If no election is made, Landlord will be deemed to have elected (a) above. Tenant shall be entitled to draw under the Letter of Credit up to its face amount (and shall present the documentation required by the Letter of Credit) only under the conditions (x) where Tenant is entitled to receive the Construction Termination Payment under Section 50(c) and Section 51 or Existing Tenant Vacation Termination Payment under Section 50(a) or (y) where Landlord has failed to extend an expiring Letter of Credit when required under this

Section 55, and under no other circumstances whatsoever. Tenant will return the Letter of Credit to Landlord upon the termination of this lease for any other reason whatsoever other than as set forth in Sections 50, 51, and 55 and will assist Landlord in reducing the face amount of the Letter of Credit or extending the maturity as may be permitted or required hereunder.

      The initial Letter of Credit shall expire no earlier than twelve (12) months after the date this lease is executed and delivered. Landlord will cause the Letter of Credit to be extended for additional periods of not less than twelve (12) months (but not beyond June 15, 1994) from the latest expiry date no later than ten (10) days prior to such expiry date by delivery to Tenant of an amended or substitute Letter of Credit so that at all times until June 15, 1994 (or such earlier date as Landlord's obligations secured by the Letter of Credit have been satisfied), Tenant shall hold an unexpired Letter of Credit; provided; if due to Extraordinary Force Majeure, the Outside Date would fall beyond June 15, 1994, and Landlord avails itself of such extension, Landlord shall cause the Letter of Credit to be extended for at least fifteen (15) days beyond the Outside Date, Tenant will have the right to present the expiring Letter of Credit for payment if it has not been extended by the prescribed date and Tenant shall hold such funds in an escrow account (interest benefiting Landlord) to be used solely for payment of Landlord's obligations for which the Letter of Credit was given as security and shall promptly refund to Landlord funds not required to satisfy such obligation. Notwithstanding the foregoing, Landlord shall not be obligated to extend the Letter of Credit (and Tenant shall not be entitled to draw under it) if at the time the extension would otherwise be required Tenant would not have any further right under Sections 50 and 51 to receive the Construction Termination Payment or Existing Tenant Vacation Termination Payment.

            (c) The bank issuing the Letter of Credit shall be a federally insured bank and shall, at all times the Letter of Credit is outstanding, fulfill the following criteria:

                  (i) For each of the following categories of total assets such bank shall be rated by Keefe Bankwatch, a service of Keefe, Bruyette & Woods, Inc., no lower than the following:

    Total Assets                                Minimum Rating
    ------------                                --------------
$20,000,000,000 or more                                C

$5,000,000,000, or more, but
less than $20,000,000,000                              B

                  (ii) Tenant shall have the right to approve, in Tenant's sole discretion, any bank having total assets of more than $500,000,000, but less than $5,000,000,000; and

                  (iii) in no event shall the bank issuing the Letter of Credit have total assets of less than $500,000,000.

If the bank issuing the Letter of Credit ever ceases to fulfill the above criteria, then Tenant, upon notice to Landlord, may require Landlord, at Landlord's sole cost and expense, to have the Letter of Credit replaced by a letter of credit issued by a bank fulfilling the above criteria. Landlord shall reasonably cooperate with Tenant and the bank designated by Tenant in connection with the exchange of the replacement Letter of Credit.

      56. Cooperation on Leasing Other Space. Landlord will cooperate with Chicago Title and Trust Company and will not arbitrarily refuse to lease other space in the Building to Chicago Title and Trust Company, to the extent such space is available, subject to existing third party rights, at the time of Chicago Title and Trust Company's inquiry, but the rent and other terms of the lease need not be on the terms of the lease for other space or at market rent, and this does not constitute an option. However, in quoting rents Landlord will also not take unfair advantage of the fact that Chicago Title and Trust Company has leased a significant amount of space in the Building and would prefer, for convenience, to lease space in the Building. The rights granted Tenant under this Section 56 are personal to Chicago Title and Trust Company and its Affiliates described in subsections (i), (ii) and (iv) of the definition of Affiliate in Section 12(a) hereof.

      57. Landlord's Assignment Rights. Landlord from time to time under this lease shall not have any restriction on assignment of its right, title and interest in and to the Lease, except that prior to Substantial Completion of the high-rise portion of the Building, Landlord may not assign this lease to any person other than a lender (and such lender may thereafter transfer to a third party) or permitted assignee hereafter described unless Linpro or a Linpro Affiliate retains general day-to-day responsibility for development and construction of the Building and primary contact with Tenant as a managing partner, development manager or in a similar role (it being understood that ownership or overall control of management and construction may rest in such new Landlord). During the period prior to Substantial Completion of the high-rise portion of the Building, except in case of a transfer to a lender (or transfer by a lender to a third party) either Linpro or a Linpro Affiliate or a permitted assignee will be a partner of the Development Partnership or permitted assignee and will retain the responsibility which would be required of it had there been no assignment. For purposes of this Section 57 a permitted assignee shall mean
(i) the Development Partnership, or (ii) any partnership, joint venture or corporation controlled directly or indirectly by or under common control with Linpro or a Linpro Affiliate.

      Subject to the provisions of the foregoing paragraph, in the event of any assignment, conveyance or sale, once or successively, of Landlord's interest in the Premises or any assignment of this lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance or assignment, so long as such purchaser, grantee or assignee assumes such covenants and obligations of Landlord hereunder. Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto to the extent such purchaser, grantee or assignee assumes such covenants and obligations. This lease shall not be affected by any such assignment, conveyance or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee. A Mortgagee (or assignee under an assignment in connection with a Mortgage) shall not be deemed such a purchaser, grantee or assignee under this Section 57, unless and until the foreclosure of any Mortgage or the conveyance or transfer of Landlord's interest under this lease in lieu of foreclosure, and then subject to the provisions of
Section 17.

      58. Delay. Landlord shall not be required to grant any consent or approval or agree to any matter which could cause a delay in its ability to perform, or its performance of, its obligations hereunder. Landlord agrees not to delay Tenant by timely delivering floor plate and related information necessary for Tenant's decisions to be made by December 8, 1989.

      59. Schedule. Attached hereto as Attachment 13 is a time schedule of various goals, events or milestones in connection with this lease. The only obligations and remedies of the parties with respect to any of the items referred to in Attachment 13 are as expressly stated in this lease.

      60. Rights Personal to Chicago Title and Trust Company. Wherever there is a reference in this lease to rights being personal to Chicago Title and Trust Company or personal to Chicago Title and Trust Company and its Affiliates, such reference shall mean that those rights may not be assigned, granted or transferred by Tenant to any person, corporation, partnership or entity (especially an assignee of this lease, any subtenant or any entity to whom Landlord will be directly leasing space upon release of Tenant under Section 12) other than an Affiliate where specifically stated herein.

      61. Market Rental Rate.

            (a) "Market Rental Rate" shall mean the annual rate of rent then prevailing in the market for improved space in the Building comparable in square footage, location and degree of improvements to the space with respect to which such rate is being determined (to the extent that rental rates vary with respect to area, location or degree of improvements) being leased for a duration comparable to the period for which such space then to be leased for terms commencing on or about the pertinent commencement date, as reasonably determined by Landlord in the following manner. The Market Rental Rate shall be determined by taking into consideration the rent under comparable fact situations in the Building (based on leases signed or proposals made, but while mere proposals may be indicated, they shall not be determinative) during the prior twelve (12) month period or any more recent relevant period but shall assume the payment of a commission to a broker (even though no such payment may be made by Landlord under this lease); however, if there is not or has not been a comparable fact situation in the Building during the previous twelve (12) month period, or if Market Rental Rate is being determined for the purpose of the extension terms for the Initial Office Premises, then the annual rate of rent then prevailing in the market in comparable fact situations in comparable office buildings (based on quality, age and location) in the central business district of Chicago. Illinois involving arm's length leases to new tenants (not renewals) involving a willing landlord (not acting under duress or compulsion) shall be used. Where Market Rental Rate is being determined for low-rise space, comparable fact situations in the North Tower, if the North Tower is comparable to the Building (based on quality, location and relative age), will be used instead of the Building. Where Market Rental Rate is being determined for high-rise space, comparable fact situations in the North Tower, if the North Tower is comparable to the Building (based on quality, location and relative age), shall be used before using other comparable office buildings. Where Market Rental Rate is being determined for such extension terms, comparable buildings will also be occupied and have at least comparable occupancy levels. The Market Rental Rate may include, among other then-prevailing components of rent, a fixed annual rent, rental payments based on a share of Building real estate taxes and other expenses, periodic increases in rent to. adjust for inflation and allowance for construction of tenant improvements. The Market Rental Rate shall take into account any financial concessions then being given (such as abatements, rent credits, equity interest or percentage interest in cash flow, proceeds of sale or refinancing, lease assumptions or payments by the landlord of tenant expenses). If the space for which the Market Rental Rate is being determined has not been improved for occupancy by an office tenant, the Market Rental Rate shall include the prevailing allowances for tenant improvements and related items (or dollar equivalency of tenant improvements then being constructed by Landlord for tenants under its building standard workletter, if Landlord is performing construction). Market Rental Rate shall take into account measurement of space used in arriving at Market Rental Rate. The Market Rental Rate shall also take into account the value of any special features of the space being leased to Tenant in the Building such as customized or specialized improvements (including escalators [to the extent rental rates vary with respect to such items]), tenant identification (signage and building name [to the extent rental rates vary with respect to such items]), floor efficiency and measurement of space for purposes of rent calculation, and use of other areas (such as rotunda and antennas on the roof). Where a percentage of Market Rental Rate is being used to determine rent, the percentage shall only apply to the fixed annual rent portion of Market Rental Rate and not any portion of such fixed annual rent or other component of rent based on a share of Building real estate taxes or Building expenses. Rental rates stated in this lease will not be used as evidence of Market Rental Rate.

            (b) An appraisal procedure will be used to resolve disagreements on Market Rental Rate involving more than seven thousand five hundred (7,500) square feet for more than a two (2) year term. If Tenant disagrees with Landlord's determination of Market Rental Rate (which Tenant must do, if at all, in writing within seven (7) days after notice of Landlord's determination of Market Rental Rate in which notice Tenant must state its determination of the Market Rental Rate) then each party will select an appraiser to determine Market Rental Rate. Each such appraiser shall make a determination of the Market Rental Rate within ten days of his appointment. If the two determinations of Market Rental Rate vary by less than five percent (5%) of the lower determination, then the average appraisal shall be the Market Rental Rate. Otherwise, a third appraiser will be appointed within twenty five (25) days after the appointment of the first two appraisers. The third appraiser shall make his determination of Market Rental Rate within ten (10) days of his appointment. If such third determination and the average of the first two determinations of Market Rental Rate vary by less than ten percent (10%) of the lower of such third determination and the average of the first two determinations, all three determinations will be averaged to determine Market Rental Rate. Otherwise, the average of the two closest determinations of Market Rental Rate shall be the Market Rental Rate. The three appraisers shall be MAI appraisers licensed by the State of Illinois and shall have at least ten (10) years experience in appraising office space in downtown Chicago. The cost of the appraisals shall be borne by the party furthest from the Market Rental Rate, except that in any case where Market Rental Rate or a percentage of Market Rental Rate is used as a cap on rents stated in this lease, Tenant shall bear all costs of the appraisals.

      62. Landlord's Construction.

            (a) Landlord agrees that the Building shall be constructed in accordance with the schematic drawings and specifications attached hereto as Attachments 6, 10 and 11 as developed and changed from time to time and the components of Substantial Completion shall require construction in accordance with those drawings and specifications upon which governmental permits were issued. (The foregoing does not modify Tenant's approval rights as to certain plans and specifications described in Section 53.) If there is any conflict or variance between the schematic drawings attached hereto as Attachment 10 or the renderings attached hereto as Attachment 6 and the specifications attached hereto as Attachment 11, the specifications shall be deemed to govern and control. The low-rise elevator bank of the Building shall consist of twelve (12) floors, being floors two (2) through thirteen (13). Landlord shall use reasonable efforts to accommodate Tenant's desires to have an additional low-rise floor if Tenant anticipates it will be leasing such additional floor, but Landlord's architectural and engineering needs shall govern.

            (b) Landlord shall make the Initial Premises watertight fifteen (15) weeks after the Low-Rise Access Date. All roofs and waterproofing installations must be complete or a waterstop provided fifteen (15) weeks after the Low-Rise Access Date.

            (c) Landlord shall, at its sole cost and expense, construct escalators as may be required under Section 41.

            (d) Landlord shall, at its sole cost and expense, construct a pedestrian tunnel connecting the Building to the State of Illinois Building on the terms provided in Section 42.

            (e) Landlord shall, at its sole cost and expense, provide sprinkler main and foundation waterproofing for the Vault Space. Mechanical and electrical service pursuant to specifications attached as Attachment 11 will be made available by Landlord to Tenant at lower level III (or such other lower level to which the Vault Space has been relocated) within thirty (30) feet of the core of the Building.

      63. Kitchen Facilities. Tenant agrees that the Kitchen Facilities shall be operated subject to the following restrictions and conditions:

            (a) Tenant shall, at its sole cost and expense, provide the necessary exhaust fans and systems, ductwork (but Landlord shall provide, at Landlord's cost, base building vertical duct and roof fans) and venting to ensure that all smoke, odors, vapors and steam are exhausted from the Kitchen

Facilities. Such systems shall be installed so as to prevent the discharge of smoke, odors, vapors and steam into the common areas of the Building or into spaces leased to other tenants.

            (b) No exhaust vents, flues, pipes or other outlets shall be installed through the walls, floor or ceiling of the premises or through any portion of the Building (including but not limited to the exterior walls or the roof of the Building) without the written consent of Landlord as to the location, construction and appearance thereof. Landlord may require that Tenant's exhaust system be connected to pipes, stacks, flues, vents or other facilities located outside the Premises and intended for use by Tenant and other food preparation facilities in the Building. In such event, Tenant shall provide the necessary pipes, vents, ductwork and other facilities to connect Tenant's exhaust system thereto.

            (c) Tenant's exhaust or venting systems shall include fire prevention and extinguishment facilities or systems as may be reasonably required from time to time in view of Tenant's methods and volume of cooking and other food and beverage preparation. This shall be in addition to any sprinkler or other fire protection facilities installed in the Premises.

            (d) Tenant shall regularly and adequately clean or provide for the cleaning of all exhaust and venting systems serving the Premises. This cleaning shall include degreasing of all hoods, fans, vents, pipes, flues, grease traps and other areas of such systems subject to grease buildup. Tenant shall provide to Landlord, upon demand, reasonable proof that Tenant is doing such cleaning and degreasing or causing it to be done. In the event that Tenant shall refuse or fail to clean and degrease such systems or to arrange for the cleaning and degreasing of such systems, then Landlord may, after seven (7) days notice to Tenant, arrange for the cleaning and degreasing thereof, and Tenant shall pay the entire cost thereof plus a charge equal to ten percent (10%) of such cost as an over-head and supervision fee.

            (e) In the event that Tenant's exhaust or venting systems connect to pipes, stacks, vents or other facilities located outside the Premises and used by Tenant and other food preparation facilities in the Building, Tenant and the other users thereof shall provide for the regular cleaning and degreasing thereof as necessary, and Tenant and such other users shall share the cost as agreed by Tenant and such other users. In the event that Tenant and such other users shall refuse or fail to clean and degrease such pipes, stacks, vents or other facilities, then Landlord may arrange for the cleaning and degreasing thereof, and Tenant shall pay a prorata portion of the cost of such work plus a charge equal to ten percent (10%) of such cost as an overhead and supervision fee based on the ratio of the Rentable Area of the Kitchen Facilities to the total Rentable Area of all kitchen premises in the Building which are connected to such facilities.

            (f) Tenant shall, at its sole cost and expense, engage professional exterminators to service the Kitchen Facilities, including but not limited to all food preparation and food storage areas, at such frequency and to the extent necessary to keep the Kitchen Facilities and the Premises free of insects, rodents, vermin and other pests and to prevent insects, rodents, vermin and other pests from the Kitchen

Facilities and the Premises infesting spaces leased to other tenants or the common areas of the Building and the Land. Tenant shall provide to Landlord, upon demand, reasonable proof that Tenant is causing such exterminating to be regularly performed. In the event that Tenant shall refuse or fail to have such exterminating regularly performed, then Landlord may, after seven (7) days notice to Tenant, arrange for such work to be done, and Tenant shall pay the entire cost thereof plus a charge equal to ten percent (10%) of such cost as an overhead and supervision fee.

            (g) Tenant shall receive the delivery of all goods and merchandise to the Kitchen Facilities and the removal of all merchandise, supplies, equipment, garbage and waste from the Kitchen Facilities only by way of the loading dock, freight elevators and service corridors.

            (h) Tenant shall, at its sole cost and expense, comply with local fire safety and building code requirements and with Landlord's requirements relating to sanitation, extermination and waste disposal.

            (i) Tenant shall, at its sole cost and expense, remove all kitchen waste from the Premises and have all such waste taken away from the Building on a nightly basis.

      64. Future Rights to Lease Vault Space.

            (a) By written notice to Landlord given on or before December 8, 1989, Tenant may elect to lease the entire balance of the Vault Space on the same floor as the Original Vault Space but not included in the Original Vault Space, such balance being as shown on the plan attached as Exhibit F hereto ("Additional Vault Space"), but not less than the entire Additional Vault Space for a total, including the Original Vault Space, of approximately 20,000 square feet of Rentable Area of vault space. Base Rent for the Additional Vault Space will be at the annual rate of Twelve Dollars ($12.00) per square foot of Rentable Area of Additional Vault Space. No Additional Rent is payable with respect to such Additional Vault Space. Original Vault Space and Additional Vault Space leased on or before December 8, 1989 will be contiguous space. If Tenant does not exercise the foregoing option to lease Additional Vault Space, Tenant will have the option to lease up to 1,500 more square feet of Rentable Area of Additional Vault Space contiguous to the Original Vault Space by written notice to Landlord no later than February 1, 1991, at the rate of Twelve Dollars ($12.00) per square foot of Rentable Area of Additional Vault Space. The term of this lease with respect to the Additional Vault Space leased under this Section 64(a) will commence on the Low-Rise Commencement Date.

            (b) Landlord hereby grants to Tenant the right to lease, on the terms and conditions hereinafter set forth, Additional Vault Space (i) at the time when Landlord is making a serious proposal to lease such space to a prospective tenant during the period ("Vault Offer Period") after February 1, 1991 until the expiration of the First Offer Period (defined in Section 45) provided that during the last five (5) years of the initial Term, Tenant's rights shall be in effect if proposals are then being made for vault space for terms which would expire before the end of the initial Term or (ii) which is "Available for Leasing" (as defined in Section 64(b)(ii) as it applies to Additional Vault Space for a term commencing on the Additional Vault Space Commencement Date (as hereafter defined):

                  (i) During the Vault Offer Period Landlord shall notify Tenant ("Vault Offer Notice") on or about the time it is making a serious proposal to a prospective tenant for a term of lease which would fall in whole or part during the Vault Offer Period. The Vault Offer Notice shall contain the location and Rentable Area of such portion of the Additional Vault Space, a date for commencement of the term with respect to such portion of the Additional Vault Space if leased by Tenant (the "Additional Vault Space Commencement Date"), and the Market Rental Rate which it determines for such space for a term commencing on the Additional Vault Space Commencement Date, which shall in no event be greater than the rental rate being offered to such prospective tenant. Rent for Additional Vault Space leased under this Section 64(b)(i) shall be at the Market Rental Rate (not including those elements which are not applicable to the leasing of space of the same nature and utility as the Additional Vault Space). The Additional Vault Space Commencement Date shall not be less than sixty (60) days after the date such notice is given by Landlord. Tenant's right to lease the Additional Vault Space described in the Vault Offer Notice shall be exercisable by written notice from Tenant to Landlord of Tenants election to exercise said right given not later than fifteen (15) business days after the Vault Offer Notice is given. Tenant may not elect to lease less than all of the Additional Vault Space included in the Vault Offer Notice. Tenant's right to lease such Additional Vault Space within the time set forth in this Section 64(a) shall revive and Landlord shall give another Vault Notice if negotiations with the prospective tenant have been abandoned without consummation of a lease of Additional Vault Space and Landlord is again making a serious proposal to lease Additional Vault Space.

                  (ii) After February 1, 1991 and prior to initial leasing of Additional Vault Space, if Tenant in good faith desires to lease Additional Vault Space which is Available for Leasing, Tenant may request that Landlord notify Tenant of the Additional Vault Space which is then available for leasing and the Market Rental Rate, and Landlord shall notify Tenant ("Vault Availability Notice") within fifteen (15) days after such request as to which Additional Vault Space is Available for Leasing and the Market Rental Rate for Vault Space which Tenant may lease. Rent for Additional Vault Space leased under this Section 64(b)(ii) shall be at the Market Rental Rate (not including those elements which are not applicable to the leasing of space of the same nature and utility as the Additional Vault Space). Tenant may elect by notice to Landlord to lease First Offer Space which is then available for leasing as of an Additional Vault Space Commencement Date no earlier than ten (10) days nor later than thirty (30) days after its notice to Landlord. Tenant shall designate the Additional Vault Space Commencement Date in its notice. Tenant may not elect to lease less than all contiguous Additional Vault Space then available for leasing. A portion of the Additional Vault Space shall be deemed to be Available for Leasing when:

                        A. Negotiations by prospective tenants to lease
            Additional Vault Space have been abandoned, and Landlord has not subsequently made a serious proposal which would trigger Tenant's right to lease Space under Section 64(b)(i); and

                        B. The Additional Space is vacant and there are no legal
            rights to possession or rights to lease held by persons other than Landlord.

                  (iii) Tenant may only exercise its right to lease Additional Vault Space under Section 64(b) and an exercise thereof shall only be effective, if at the time of Tenant's exercise of said right this lease is in full force and effect and Tenant is not in Default.

            (c) If Tenant has exercised its right to lease a portion of the Additional Vault Space, then effective as of the commencement of the term of lease of the Additional Vault Space, such portion of the Additional Vault Space shall be included in the term "Vault Space" and in the Premises, subject to all of the terms, conditions and provision; of this lease applicable to Vault Space except that:

            (i) Rent for Additional Vault Space leased under Section 64(a) shall be at the rate for Base Rent stated therein; Rent for Additional Vault Space leased under Section 64(b) shall be at Market Rental Rate (not including those elements which are not applicable to leasing of space of the same nature and utility as the Additional Vault Space) for similar space;

            (ii) the Rentable Area of the Vault Space shall be increased by the Rentable Area of such portion of the Additional Vault Space;

            (iii) the term of the demise covering such portion of the Additional Vault Space shall commence on the Low-Rise Commencement Date, as to Additional Vault Space leased under Section 64(a), and on the Space Commencement Date, as to Additional Vault Space leased under Section 64(b), and shall expire simultaneously with the expiration or earlier termination of the Term, including any extension or renewal thereof; and

            (iv) the Additional Vault Space shall be leased in its "as is" condition as of the First Offer Space Commencement Date, and Landlord shall have no obligation to improve such space for Tenant's occupancy except as set forth in Section 62(e).

            (d) If Tenant has exercised its right to lease a portion of the Additional Vault Space, within thirty (30) days after request by either party, Landlord and Tenant shall enter into a written supplement to this lease confirming the terms, conditions and provisions applicable to such portion of the Additional Vault Space.

            (e) In the event Landlord wilfully fails to deliver possession on the pertinent Additional Vault Space Commencement Date of a portion of the Additional Vault Space which Tenant has exercised its right to lease under
Section 64(b), such failure shall be deemed a default of this Lease by Landlord under Section 29 hereof, subject to the notice and cure provisions contained therein. The failure of Landlord to deliver such space on account of the hold-over by a prior tenant or occupant or on account of Force Majeure shall not be deemed wilful.

            (f) In the event any portion of the Additional Vault Space is leased to Tenant other than pursuant to the rights granted Tenant under this Section 64, such portion of the Additional Vault Space shall thereupon be deleted from the Additional Vault Space.

            (g) Tenants rights under Section 64(b) to lease Additional Vault Space shall be limited to Additional Vault Space in an amount not to exceed twenty thousand (20,000) square feet of Rentable Area (when taken together with other Vault Space leased).

      65. Determination By Arbitration. In the event of the failure of the parties to agree as to any matter which under the terms of this lease is to be determined by arbitration (but not specifically pursuant to Sections 47 or 61(b) hereof), such dispute shall be determined by arbitration as hereinafter provided. Landlord and Tenant shall each appoint a fit and impartial person as arbitrator who shall have had at least ten (10) years' experience as to the subject matter of the dispute. Such appointment shall be signified in writing by each party to the other. The arbitrators so appointed, in the event of their failure to agree within ten (10) days upon the matter so submitted, shall appoint a third arbitrator within ten (10) days after said first ten (10) day period. In the case of the failure of such arbitrators (or the arbitrators appointed as hereinafter provided) to agree upon a third arbitrator, such a third arbitrator Shall be appointed by the American Arbitration Association or its successor, from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' experience as to the subject matter in question. In case either party shall fail to appoint an arbitrator within a period of ten
(10) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party not in default hereunder shall appoint a second arbitrator having at least ten (10) years' experience as to the subject matter in question. The two (2) arbitrators so appointed, in the event of their failure to agree upon the matter so submitted within ten (10) days thereafter, shall appoint a third arbitrator within ten (10) days.

      The arbitrators shall proceed with all reasonable dispatch to determine the question submitted. The decision of the arbitrators shall in any event be rendered within thirty (30) days after their appointment, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable Illinois law, and the decision of a majority of the arbitrators shall be binding, final and conclusive on the parties. If a majority of the arbitrators believe that expert advice would materially assist them in the resolution of the matter in dispute, they may retain one or more qualified persons, including but not limited to, legal counsel, architects or engineers, to provide such expert advice. The fees of the arbitrators and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for by the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

      66. Top Floor. By written notice to Landlord or before December 8, 1969, Tenant may elect to create two story space on the Top Floor by displacing the floor area on the above floor. In the event Tenant so elects Base Rent for the Top Floor shall be increased by $20.00 per square foot of usable area displaced on such above floor, such amount to be increased by $1.00 per annum per square foot of usable area; provided, however, Tenant shall have no obligation to pay any Taxes or Expenses allocable to the displaced area.

      67. Confidentiality. Tenant agrees that the information and documentation delivered pursuant to this Section 47 and Section 52 is proprietary and confidential. Accordingly, Tenant agrees that it will use reasonable, good faith efforts not to, and will direct its employees not to, disclose to any person any knowledge gained from such information and documentation, except that Tenant may disclose such information and documentation to its consultants, attorneys and advisers where necessary to assist in evaluating such information and documentation, so long as such consultants, attorneys and advisers agree not to disclose such information and documentation or knowledge gained from it.

      68. Short Form of Lease. Landlord and Tenant shall execute and record the Short Form of Lease attached hereto as Exhibit I.

      IN WITNESS WHEREOF, the parties have caused this lease to be executed as of the date first above written.

                                                LANDLORD:

                                                LINPRO CHICAGO LAND LIMITED
                                                PARTNERSHIP, an Illinois limited
                                                partnership

                                                BY: LINPRO CHICAGO PROPERTY I
                                                    LIMITED PARTNERSHIP an
                                                    Illinois limited partnership


                                                    By: /s/ Michael [ILLEGIBLE]
                                                       -------------------------
                                                       A Managing General
                                                       Partner

                                                TENANT:

                                                CHICAGO TITLE AND TRUST COMPANY,
                                                an Illinois corporation


                                                BY: /s/ [ILLEGIBLE]
                                                   -----------------------------


                                                BY: /s/ [ILLEGIBLE]
                                                   -----------------------------

                [LETTERHEAD OF CHICAGO TITLE INSURANCE COMPANY]


                                                       October 31, 1989


Linpro Chicago Land Limited Partnership
[ILLEGIBLE]5 West Wacker Drive, Suite 1120
Chicago, Illinois 60601

Attention: Michael Pepper

      Re: Lease Between Linpro Chicago Land Limited Partnership, an Illinois limited partnership ("Landlord"), and Chicago Title and Trust Company, an Illinois corporation ("Tenant"), dated July 24, 1989 (the "Lease")

Mr. Pepper:

      Reference is made to the above captioned Lease. Pursuant to your request to extend the financing milestone date set forth at Section 52 of the Lease, this letter will serve to evidence the following modification to the Lease.

      The reference to November 3, 1989 as the financing milestone date in
Section 52, Attachment 13 and elsewhere in the Lease are hereby modified to be references to December 1, 1989.

      In all other respects the Lease remains in full force and effect, as modified and amended hereby.

      Please indicate your agreement to the foregoing by signing the duplicate copy of this letter and returning it to the undersigned.

                                       Chicago Title and Trust Company


                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------

Agreed and Accepted this 1st day
of November, 1989

Linpro Chicago Land Limited Partnership
By: Linpro Chicago Property I
    Limited Partnership


By: /s/ [ILLEGIBLE]
    -----------------------------------
    a managing general partner

                            FIRST AMENDMENT TO LEASE

            This First Amendment to Lease (this "Amendment") dated as of November 17, 1989, by and between 161 NORTH CLARK STREET LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation ("Tenant").

                                    RECITALS:

      1. Linpro Chicago Land Limited Partnership ("Linpro Land") and Tenant heretofore entered into that certain Lease (the "lease") dated as of July 24, 1989, by and between Landlord and Tenant and covering approximately 248,000 square feet of Rentable Area in the Building.

      2. Landlord has succeeded to the interest of Linpro Land under the Lease.

      3. All words or terms with their initial letters capitalized in this Amendment which are not defined in this Amendment will have the same meanings as are ascribed to such words or terms in the lease.

      4. Landlord and Tenant now desire to emend the lease in the manner hereinafter set forth.

                                  WITNESSETH:

            NOW, THEREFORE, for and in consideration of the covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                    ARTICLE I

                              AMENDMENTS TO LEASE

      1.01 Definitions. As used in this Amendment and in the lease, the following terms shall have the meanings set forth below:

            (a) Accumulated Capital Base. The total from time to time of a Partner's Equity Contributions and any portion of such Partner's Preference Return added to the Partner's Accumulated Capital Base pursuant to section 4.03 of the Partnership Agreement, as such total is from time to time reduced by distributions of Net Cash Flow, pursuant to section 4.02(b)(ii) of the Partnership Agreement, and Financing Funds and Sale Proceeds, pursuant to section 4.04(b)(ii) of the Partnership Agreement.

            (a-l) Affiliates. As to Linpro or any Partner which is a Linpro Affiliate (as defined in section 47(d) below), a Linpro Affiliate; as to other Partners, an "affiliate" (as defined in the Partnership Agreement).

            (b) Annual Plan. As defined in section 8.02(a) of the Partnership Agreement.

            (c) Capital Debt. As defined in section 3.08(a) of the Partnership Agreement.

            (c-l) Capital Funds Chicago Title Participation Amount. As defined in Section 1.01(g) on this Amendment.

            (c-2) Capital Funds TLC Participation Amount. As defined in Section
1.01 (11) of this Amendment.

            (d) Capital Preference Return. A preference return on Equity Contributions made by the Investors equal to the positive difference, if any, obtained by subtracting (i) the compounded value at 12% per annum of all distributions made to the Investors (whether out of Net Cash Flow or out of Financing Funds or Sale Proceeds (after taking into account any forfeiture and transfer of a Squeezed Interest)] prior to the date of the calculation of such preference return from (ii) the compounded value at 12% per annum of all Equity Contributions made by the Investors from the dates contributed to the date of the calculation of such preference return.

            (e) Cash Flow. The excess of (i) all cash receipts of the Partnership, other than (A) contributions (including Equity Contributions) and loans by the Partners to the Partnership, (B) Financing Funds and Sale Proceeds, and (C) amounts of cash equal to the cash reductions and exclusions to be made as provided in Sections 1.01(n) and 1.01(hh) of this Amendment in computing Financing Funds and Sale Proceeds, over (ii) the total of (A) cash expenditures of the Partnership [but to the extent that such expenditures represent payments to a Partner or an Affiliate (as defined in the Partnership Agreement) of a Partner the amount of such deductions will be limited to amounts which would be paid to parties which are not Affiliates of a Partner for similar goods or services and, to the extent not paid by tenants of the Property, any monthly property management fee payable to an Affiliate of

Linpro may not exceed a then-current market rate for such fee at the time of the entry into the applicable management agreement with an Affiliate of Linpro], including, without limitation, installments of interest on and principal of loans to the Partnership, the proceeds of which were used to pay, costs and expenses incurred in connection with the ownership and operation of the Property or were distributed in accordance with the provisions of Section 4.04 of the Partnership Agreement, whether or not secured by mortgages on the Property or any part thereof or interest therein, as such installments fall due but excluding (1) amounts referred to in Section 1.01(e)(i)(c) of this Amendment, and (2) amounts distributed pursuant to section 4.02(a) or 4.04(a) of the Partnership Agreement, (B) reserves and capital expenditures provided for by the Annual Plan at the time in effect (or otherwise jointly approved by Linpro and the Company) and (C) expenditures authorized by sections 8.02(a)(x) and (y) of the Partnership Agreement. Any cash receipts of the Partnership from the ownership and operation of the Property which are placed in a reserve or are otherwise excluded from Cash Flow in order to pay expected future obligations of the Partnership, but which are not required to pay any such obligations, will be deemed to be Cash Flow when the General Partners determine that such receipts are no longer required to pay such obligations.

            (f) Chicago Title Participation Percent. The product of twenty-five percent (25%) and a fraction whose numerator is the Rentable Area of the Initial Office Premises and whose denominator is the total Rentable Area of the Building; provided, however, that such product will be reduced to zero, effective as of the date that the entire interest of Linpro in the Partnership has been sold, transferred, forfeited or assigned (whether pursuant to (A) an arms length transaction between Linpro and a third party (which third party shall include, if the entire interest of Linpro in the Partnership is sold, transferred, forfeited or assigned pursuant to an arms length transaction, the Investors exercising (i) any right of first offer pursuant to section 10.04(c) of the Partnership Agreement, (ii) any right of first opportunity pursuant to sections 10.06 and 10.07 of the Partnership Agreement and (iii) any purchase right pursuant to section l0.02(a)(iv) of the Partnership Agreement, (B) a forfeiture and transfer described in sections 3.03(b), 3.03(c) or 3.06(a) of the Partnership Agreement, (C) a transfer described in Article XI of the Partnership Agreement or (D) a foreclosure, affecting the entire interest of Linpro in the Partnership, by any of the Investors holding a security interest in such Partnership interest in connection with a Special Partner Loan made by such Investors to Linpro) and all payments (including cash and distributions of property) of the Chicago Title Participation Amounts, if any, have been paid to Tenant in connection with such transaction. Notwithstanding the foregoing, the Chicago Title Participation Amounts will not be reduced by a voluntary non-arms length transfer or by a foreclosure of a security interest in the interest of Linpro in the Partnership (except as expressly provided in the immediately preceding sentence).

            (g) Chicago Title Participation Amounts. The amounts payable by Landlord to Tenant pursuant to Section 47 of the lease; which amounts will be as follows: (A) the product (the "Net Cash Flow Chicago Title Participation Amount") of the Chicago Title Participation Percent multiplied by the Net Cash Flow remaining after the distributions to the Partners pursuant to sections 4.02(b)(i) and (ii) of the Partnership Agreement; (B) the product (the "Capital Funds Chicago Title Participation Amount") of the Chicago Title Participation Percent multiplied by Financing Funds and Sale Proceeds remaining after the distributions to the Partners pursuant to sections 4.04(b)(i), (ii)and (iii) of the Partnership Agreement; and (C) the product (the "Linpro Capital Funds Chicago Title Participation Amount") of the Chicago Title Participation Percent multiplied by Financing Funds and/or Sale Proceeds distributable to Linpro pursuant to section 4.04(b)(iii) of the Partnership Agreement (after taking into account any forfeiture and transfer of a Squeezed Interest).

            (h) Chicago Title Participation Right. As defined in Section 47(a) of the lease.

            (i) Company. Clark Street General Corporation B.V.; such term will include anyone who is substituted for Clark Street General Corporation B.V. as a General Partner in accordance with the terms of the Partnership Agreement.

            (j) Development Plan. As defined in section 1.05 of the Partnership Agreement.

            (k) Equity Contributions. Cash contributed to the Partnership by (i) an Investor pursuant to sections 3.03(a) and 3.03(c) of the Partnership Agreement and (ii) Linpro pursuant to sections 3.03(b) and 3.03(c) of the Partnership Agreement.

            (l) (Intentionally deleted].

            (m) Financing. Any borrowing by the Partnership, other than a Special Partner Loan, a Partner Overruns Loan, Capital Debt or any other loan by one or more Partners to the Partnership.

            (n) Financing Funds. The proceeds realized by the Partnership in any Financing after being reduced by (i) payments, repayments or other- retirements of previously existing debt obligations of the Partnership made with such funds,
(ii) proceeds required to pay construction costs and to meet other reasonable requirements of the Partnership, including payment of operating expenses of the Partnership (to the extent not paid out of operating revenues) and the cost of carrying out the Development Plan, and (iii) all costs incurred by the Partnership in such Financing (but to the extent that the amounts in clauses
(i), (ii) and (iii) represent payments to a Partner or an Affiliate of a Partner, the amount of such deductions will be limited to amounts which would be paid to parties which are not Affiliates of a Partner for similar goods or services or which represent the repayment of loans containing market-rate terms at the time made to the Partnership (except that any Partner Overruns Loan shall bear interest and contain the other terms set forth in section 3.05 of the Partnership Agreement), the proceeds of which were used to pay costs and expenses incurred in connection with the ownership and operation of the Property or were distributed in accordance with the provisions of section
4.04 of the Partnership Agreement]. Any proceeds realized by the Partnership in any Financing which are placed in a reserve or are otherwise excluded from Financing Funds in order to pay expected future obligations of the Partnership, but which are not required to pay any such obligations, will be deemed to be Financing Funds when the General Partners determine that such proceeds are no longer required to pay such obligations.

            (o) General Partner. A general partner in the Partnership.

            (p) Investors. The Company, Limited One, Limited Two and Limited Three.

            (q) Limited One. Clark Street Investor One Corporation B.V. and its successors; such term will include anyone who is substituted for Clark Street Investor One Corporation B.V. as a Limited Partner in accordance with the terms of the Partnership Agreement.

            (r) Limited Partner. A limited partner in the Partnership.

            (s) Limited Three. Clark Street Investor Three Corporation B.V. and its successors; such term will include anyone who is substituted for Clark Street Investor Three Corporation B.V. as a Limited Partner in accordance with the terms of the Partnership Agreement.

            (t) Limited Two. Clark Street Investor Two Corporation B.V. and its successors; such terms will include anyone who is substituted for Clark Street Investor Two Corporation B.V. as a Limited Partner in accordance with the terms of the Partnership Agreement.

            (u) Linpro. Linpro Chicago Property I Limited Partnership and its successors, but not its assigns.

            (v) Linpro Capital Funds Chicago Title Participation Amount. As defined in Section 1.01(g) of this Amendment.

            (w) [Intentionally deleted].

            (x) Net Cash Flow. The excess, if any, of Cash Flow over the amounts payable pursuant to section 4.02(a) of the Partnership Agreement.

            (x-l) Net Cash Flow Chicago Title Participation Amount. As defined in Section 1.01(g) of this Amendment.

            (x-2) Net Cash Flow TLC Participation Amount. As defined in Section 1.01(11) of this Amendment.

            (y) Partner. A General Partner or a Limited Partner in the Partnership.

            (z) Partner Overruns Loans. As defined in section 3.05(b) of the Partnership Agreement.

            (aa) Partnership. 161 North Clark Street Limited Partnership, a limited partnership formed under the laws of the State of Delaware, and its successors and assigns.

            (bb) Partnership Agreement. The Limited Partnership Agreement dated November 17, 1989, among Linpro, the Company, Limited One, Limited Two and Limited Three, pursuant to which Landlord is being formed under the Delaware Revised Uniform Limited Partnership Act.

            (cc) Partner's Interest in the Partnership. As to Linpro, 50%, and as to the Investors, 50%, as such interests may be adjusted in accordance with the provisions of sections 3.03(a), 3.03(c) and 3.06(a) of the Partnership Agreement.

            (dd) Preference Return. In the case of Partners, a preference return on the respective Accumulated Capital Bases of the Partners computed at a rate of 7.72% per annum, compounded monthly to equal an annual rate of 8.0%; and in the case of Tenant, a preference return on the Tenant Advances remaining unpaid from time to time computed at a rate of 7.72% per annum, compounded monthly to equal an annual rate of 8% (such monthly compounding will be effected on the last day of each calendar month in arrears).

            (ee) Property.. As defined in section 1.05 of the Partnership Agreement.

            (ff) Proportionate Share. With respect to any dollar amount as to a Partner, the amount obtained by multiplying such dollar amount by such Partner's interest in the Partnership expressed as a percentage.

            (gg) Sale. A voluntary or involuntary sale of all or any substantial part of the Partnership's assets.

            (hh) Sale Proceeds. The sum of the aggregate proceeds (including cash and the fair market value of debt obligations and other securities and property but excluding any other existing debt subject to which the Sale was made and expenses of realization of such proceeds) received by the Partnership
(i) as the consideration for any Sale, and (ii) as the net amount of insurance (including title insurance) proceeds or other compensation and condemnation awards, to the extent that (A) such sum is in excess of funds used (1) for repairs or restoration or (2) to retire previously existing debt of the Partnership, the proceeds of which were (x) used to pay costs and expenses incurred in connection with the ownership and operation of the Property or (y) distributed in accordance with the provisions of section 4.04 of the Partnership Agreement or (3) to pay operating expenses of the Partnership (to the extent not paid out of operating revenues) (but to the extent that the amounts in clauses
(1), (2) and (3) represent payments to a Partner or an Affiliate of a Partner, the amounts to be offset therefor will be limited to amounts which would be paid to parties which are not Affiliates of a Partner for similar goods or services or. which represent the repayment of loans containing market-rate terms at the time made to the Partnership (except that any Partner Overruns Loan shall bear interest and contain the other terms set forth in section 3.05 of the Partnership Agreement), the proceeds of which were used to pay costs and expenses incurred in connection with the ownership and operation of the Property or were distributed in accordance with the provisions of section 4.04 of the Partnership Agreement], and (B) such proceeds are available for distribution. Any proceeds realized by the Partnership in any Sale which are placed in a reserve or are otherwise excluded from Sale Proceeds in order to pay expected future obligations of the Partnership, but which are not required to pay any such obligations, will be deemed to be Sale Proceeds when the General Partners determine that such proceeds are no longer required to pay such obligations.

            (hh-l) Site. As defined in section 1.05 of the Partnership Agreement and being more particularly described in Exhibit A attached hereto and made a part hereof.

            (ii) Special Partner Loan. As defined in Section 3.06(a) of the Partnership Agreement.

            (jj) Squeezed Interest. Any interest, calculated as provided in Exhibit F attached to the Partnership Agreement, of a Partner in the Partnership forfeited and transferred over to one or more other Partners pursuant to sections 3.03(a) or Cc) or section 3.06(a) of the Partnership Agreement.

            (kk) TLC. Transportation Leasing Co. (formerly Greyhound Lines, Inc.) or its successors.

            (ll) TLC Participation Amounts. The amounts payable to TLC under that certain Development Participation Agreement, dated

December 31, 1986, between Linpro Chicago Land Limited Partnership (to whose interest therein Landlord has succeeded) and Greyhound Lines, Inc. (now TLC), as amended by First Amendment to Development Participation Agreement, dated as of November 17, 1989. between Landlord and TLC (such Development Participation Agreement, as so amended, being hereinafter referred to as the "TLC Participation Agreement"); which amounts shall be as follows: CA) the product (the "Net Cash Flow TLC Participation Amount") of 12-1/2% multiplied by Net
Cash Flow remaining after the distributions to the Partners pursuant to sections 4.02(b)(i) and (ii) of the Partnership Agreement; and (B) the product (the "Capital Funds TLC Participation Amount") of 12-1/2% multiplied by Financing Funds and Sale Proceeds remaining after the distributions to the Partners pursuant to sections 4.04(b)(i), (ii) and (iii) of the Partnership Agreement.

            (mm) Tenant Advances As defined in Section 47(b) of the lease.

      1.02 Section 47 Amendment to Lease. Section 47 of the lease is hereby deleted from the lease in its entirety and there is hereby substituted therefore a new Section 47 which shall read in its entirety as follows:

      "47. Participation in Net Cash Flow, Financing Funds and Sale Proceeds.

      (a) Chicago Title Participation Amounts. Tenant is hereby granted the contractual right (the "Chicago Title Participation Right") to receive from Landlord the Chicago Title Participation Amounts and Landlord hereby agrees to pay the Chicago Title Participation Amounts as follows:

            (i) Operating Revenues.

                  (A) Cash Flow, to the extent available, will be distributed by Landlord, first, in payment of principal of, and then accrued and unpaid interest on, Special Partner Loans, in proportion to the principal amounts thereof held by the respective Partners; and second, in payment of principal of, and then accrued and unpaid interest on, Partner Overruns Loans, in proportion to the principal amounts thereof held by the respective Partners.

                  (B) Net Cash Flow will be distributed by Landlord to the extent available in the following order:

                        (l) First: To the Partners in the amount of the Partners' Preference Return and to Tenant in the amount of Tenant's Preference Return.

                        (2) Second: To the Investors in the amount by which the Investors' aggregate Accumulated Capital Bases exceed $60,000,000; to Linpro in the amount by which Linpro's Accumulated Capital Base exceeds the aggregate amount of Linpro's Equity Contributions pursuant to section 3.03(b) of the Partnership Agreement; and to Tenant in an amount sufficient to reduce the unrepaid Tenant Advances to zero.

                        (3) Third: To TLC in the Net Cash Flow TLC Participation Amount and to Tenant in the Net Cash Flow Chicago Title Participation Amount.

                        (4) Finally: The balance of Net Cash Flow remaining after the distributions pursuant to sections 4.02(b)(i),
                        (ii) and (iii) of the Partnership Agreement, to Linpro in an amount equal to Linpro's Proportionate Share of such balance (after taking into account any forfeiture and transfer of a Squeezed Interest) and to the Investors in an aggregate amount equal to the Investors' Proportionate Shares of such balance (after taking into account any forfeiture and transfer of a Squeezed Interest).

            If the distributions of Net Cash Flow are not sufficient to satisfy the aggregate amounts required pursuant to Section 47(a)(i)(B)(l) and/or (2), Net Cash Flow shall be distributed at each level in the ratio that the aggregate amount at that level which would otherwise be payable to each party bears to the aggregate amounts at that level which would otherwise be payable to all parties.

            (ii) Financing Funds and Sale Proceeds. Financing Funds or Sale Proceeds will be distributed on a cumulative basis in the following order:

                  (A) First, any debts (containing market-rate, terms at the time made to the Partnership), the proceeds of which were (i) used to pay costs and expenses incurred in connection with the ownership and operation of the Property or (ii) distributed in accordance with the, provisions of section 4.04 of the Partnership Agreement, and which are secured by liens or security interests required to be discharged in connection with the realization of such proceeds, will be paid; second, Special Partner Loans will be paid, first as to principal and then as to accrued and unpaid interest, in proportion to the principal amounts thereof held by the respective Partners; and third, in payment of the principal of, and then accrued and unpaid interest on, Partner Overruns Loans, in proportion to the principal amounts thereof held by the respective Partners.

                  (B) Any remaining proceeds from a Financing or a Sale will be distributed as follows:

                        (1) First: To the Partners in the amount of the Partners' then-current unpaid Preference Return and to Tenant in the amount of Tenant's then-current unpaid Preference Return on Tenant Advances remaining unrepaid from time to time for the fiscal year or fraction thereof of the Partnership elapsed to the date of such transaction.

                        (2) Second:To the Partners in an amount sufficient to reduce the aggregate Accumulated Capital Bases to zero, and to Tenant, in an amount sufficient to reduce the unrepaid Tenant Advances to zero.

                        (3) Third: Until the Investors have received the Capital Preference Return, from all sources other than payments in respect of Partner Overruns Loans and Special Partner Loans, 70% to the Investors and 30% to be paid in the following order: (a) to Chicago Title in the amount of the Linpro Capital Funds Chicago Title Participation Amount, and (b) the balance to TLC and Linpro in such proportions as they shall approve; provided, however, that (i) if the Investors have acquired a Squeezed Interest, then the figure "70%" contained above in this clause (3) will be increased, and the figure "30%" contained above in this clause (3) shall be decreased, by an amount expressed as a percentage equal to the product of 30% and the quotient of the Squeezed Interest (expressed as a percentage) divided by 50% and (ii) if Linpro has acquired a Squeezed Interest, then the figure "30%" contained above in this clause (3) will be increased, and the figure "70%" contained above in this clause (3) will be decreased, by an amount expressed as a percentage equal to the product of 70% and the quotient of the Squeezed Interest (expressed as a percentage) divided by 50%.

                        (4) Fourth: To TLC in the amount of the Capital Funds TLC Participation Amount and to Tenant in the amount of the Capital Funds Chicago Title Participation Amount.

                        (5) Finally: The balance of Financing Funds or Sale Proceeds remaining after the distributions pursuant to sections 4.04(b)(i), (ii), (iii) and (iv) of the Partnership Agreement, to Linpro in an amount equal to Linpro's Proportionate Share of such balance (after taking into account any forfeiture and transfer of a Squeezed Interest) and to the Investors in an aggregate amount equal to the Investors' Proportionate Shares of such balance (after taking into account any forfeiture and transfer of a Squeezed Interest).

            If the distributions of Sale Proceeds and/or Financing Funds are not sufficient to satisfy the aggregate amounts required pursuant to
            Section 47(a)(ii)(B)(l) and/or (2), the Sale Proceeds and/or Financing Funds shall be distributed at each level in the ratio that the aggregate amount at that level which would otherwise be payable to each party bears to the aggregate amounts at that, level which would otherwise be payable to all parties.

      (b) Tenant Advances. Except as otherwise provided in this Section 47(b), Tenant will pay cash to Landlord if and when and at such times as the Partners are required to make Post-Development Equity Contributions to Landlord pursuant to section 3.03(c) of the Partnership Agreement. The amount of cash required to be paid by Tenant ("Tenant Advance") with respect to each such Post-Development Equity Contribution to be made by the Partners to Landlord will be an amount equal to the product of (i) the Chicago Title Participation Percent at the time in question and (ii) the aggregate amount of the Post-Development Equity Contributions then required to be made by the Partners to Landlord; provided, however, that Tenant's obligation to make a Tenant Advance pursuant to this Section 47(b) will be limited to an aggregate amount equal. to the excess, if any, of (A) the aggregate Chicago Title Participation Amounts paid pursuant to
      Section 47(a) hereof through the date such payment is required to be made by Tenant to Landlord, over (B) the aggregate amount of Tenant Advances previously made by Tenant to Landlord pursuant to this -Section 47(b). Any Tenant Advances will be deemed a Post-Development Equity Contribution made by the Partners under the Partnership Agreement in proportion to the Partners' interests in the Partnership at the time of such Tenant Advances, and Tenant will be entitled to receive proportionately the Preference Return on, and repayment of, the Tenant Advances at the same time and in the same manner as the Partners are entitled to receive the Preference Return on, and repayment of, the Partners' Post-Development Equity Contributions under the Partnership Agreement. Notwithstanding the foregoing, if either (i) the amount of the Tenant Advance in question, aggregated with the amount of all other Tenant

      Advances made and not returned, exceeds the maximum amount of the Tenant Advance which Tenant is obligated to make to the Partnership under the second sentence of this Section 47(b) or (ii) the amount of the Tenant Advance in question, aggregated with the amount of all other Tenant Advances made and not returned, exceeds the aggregate Net Cash Flow Chicago Title Participation Amount which Tenant has theretofore received under Section 47(a)(i)(B)(3) hereof (in the case of either clause (i) or clause (ii), such excess referred to as the "Excess Amount"; if such excess exists under both clause (i) and clause (ii), then the "Excess Amount" shall be the greater of the excess calculated under clause (i) and the excess calculated under clause (ii)), then Tenant may, at its election, elect not to advance the Excess Amount, in which case the amount which would otherwise have been advanced by Tenant shall be advanced by the Partners as an Equity Contribution under the Partnership Agreement and repaid to the Partners in accordance with Section 47(a) hereof.

      (c) Statements and Reports. Tenant will be furnished with a copy of the Partnership Agreement (and all amendments and modifications thereto) and will be furnished with annual financial statements for Landlord, consisting of an annual balance sheet and profit and loss statement, certified by the certified public accountant for Landlord (which shall be a major public accounting firm) within 120 days after the close of each calendar year and on a quarterly basis, a statement of Net Cash Flow and a leasing status report containing the names of tenants in the Project and the number of square feet covered by their respective leases. No later than October 30 of each calendar year commencing on or after January 1, 1992, Landlord will furnish Tenant with a statement of projected Net Cash Flow for the next calendar year and periodically will furnish Tenant with any other material information necessary to accurately calculate, evaluate and determine the Chicago Title Participation Amounts. Tenant will also be furnished with copies of the note, mortgage, loan agreement and any other material loan and/or equity documentation pertaining to the Chicago Title Participation Amounts, Tenant's operation and/or the construction of the Building.

      (d) Sale of Linpro's Partnership Interest. If Linpro sells all or part of its partnership interest in Landlord to an entity other than a Linpro Affiliate (as defined below), Linpro will cause Tenant to receive a portion of the proceeds of sale generated thereby based upon the Chicago Title Participation Amounts as if its interest were a partnership interest in Landlord being sold at the same time and, the same ratio of dollars to partnership interest as received by Linpro, and Tenant `s interest will be reduced in the same ratio as the interest of Linpro being sold bears to the total interest of Linpro prior to such sale. For purposes of this
      Section 47(d)
      and Section 47(h), the sale of a partnership interest in Landlord will include any transfer pursuant to a right of first offer or buy-sell or squeeze down (including the forfeiture and transfer of a Squeezed Interest), but will exclude the realization upon a security interest in a partnership interest and a voluntary non-arms length transfer. Linpro agrees to deliver written notice to Tenant promptly following the consummation of any sale of a partnership interest by Linpro if Tenant is entitled to participate in the proceeds from the sale of such partnership interest under this Section 47(d). Landlord shall cause copies of all of the notices to be delivered to any of the Partners in connection with a buy-sell exercise, or a call for Equity Contributions which could lead to a squeeze down of Linpro to zero, to be delivered to Tenant as promptly as practicable after the delivery of any such notice to any of the Partners; provided, however, that (a) any non-delivery of such a copy to Tenant shall not be an Event of Default or a default under this lease and shall not impair or affect the validity or enforceability of the buy-sell exercise or the squeeze down in accordance with the Partnership Agreement and (b) Tenant hereby waives any right to challenge (whether by commencing, pursuing and/or participating in any action at law or in equity) the complete execution of the buy-sell exercise or squeeze down in accordance with the Partnership Agreement and the Tenant covenants and agrees not to take any action which would interfere with or impede such execution of the buy-sell exercise or squeeze down in accordance with the Partnership Agreement. For purposes of this Section 47, "Linpro's partnership interest in Landlord" means the. aggregate interests held by Linpro or a Linpro Affiliate and the partners of Linpro or a Linpro Affiliate in Landlord pursuant to the Partnership Agreement, as reorganized and reconfigured from time to-time. As used in this lease, the term "Linpro Affiliate" means (A) any entity comprised of (i) persons (including their family members) who- operate as partners or employees of the group of entities identified by the name "The Linpro Company", and/or
      (ii) entities comprised of such persons and which entities hold themselves out and effectively operate . as part of the group of entities so identified and (B) any of the persons described as clause A(i) of this sentence.

      (e) Termination and Vesting of Chicago Title Participation Right. The Chicago Title Participation Right will serve as security for Tenant's performance of its obligations under this lease. Because the Chicago Title Participation Right is being granted to Tenant in consideration of its faithful performance of its lease obligations and continuation as a tenant for the entire Term, if there is a Default under this lease (after the expiration of all notice and cure periods) or if this lease is cancelled by Tenant prior to the scheduled completion of the Building, the Chicago Title Participation Right will terminate, be valued at zero (O) and be of no further force and effect (and this Section 47 of the lease shall thereupon be deemed deleted from the lease); except that if, after that date which is the earlier to occur of (i) the date on which ninety percent (90%) of the Rentable Area of the Building is leased to tenants (including Tenant) who are in occupancy and paying rent, and (ii). five (5) years after substantial completion of the Building, a Default occurs, Landlord may, at its sole option, CA) purchase the Chicago Title Participation Right for a purchase price equal to the aggregate amounts which Tenant would receive under Section 47(a)(ii)(B) of this lease if the Building were sold for its market value (as determined in accordance with the provisions of Section 47(j) of this lease] on the date of the occurrence of the Default; or (B) allow the Chicago Title Participation Right to continue in existence notwithstanding the Default, in which event the Chicago Title Participation Amounts will be paid thereafter in the manner and priority set forth in this lease. For purposes of this subsection (e), any non-monetary default disputed by Tenant will not be deemed a Default permitting the termination of the Chicago Title Participation Right until a court of competent jurisdiction has resolved in favor of Landlord the dispute with respect to whether a non-monetary default by Tenant has occurred under this lease. The Chicago Title Participation Right shall terminate upon the acquisition of the Property pursuant to foreclosure or deed in lieu of foreclosure, by a party (other than a Partner or an Affiliate of a Partner) which has made a loan secured by a lien on the Property.

      (f) Option to Purchase Chicago Title Participation Right. Landlord is hereby granted an option to purchase the Chicago Title Participation Right for a purchase price determined as set forth in Section 47(j) under the following circumstances: (i) in the event of the exercise by Tenant of the right to terminate the lease pursuant to Section 50(c); (ii) in the event Chicago Title and Trust Company or an Affiliate elects to transfer its interest to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in Section 12(a) hereof in accordance with
      Section 47(g) hereof; or (iii) if the Chicago Title Participation Right is ever held by an Affiliate, then at the time such Affiliate no longer qualifies as an "Affiliate" unless the Chicago Title Participation Right is reconveyed to Chicago Title and Trust Company or to an Affiliate permitted under Section 47(g) hereof; or (iv) in the event of a bankruptcy of Tenant where Tenant is not otherwise in Default. Upon a purchase of the Chicago Title Participation Right by Landlord, the Chicago Title Participation Right will terminate and this Section 47 of the lease shall thereupon be deemed deleted from the lease.

      (g) Exercise of Option to Purchase Chicago Title Participation Right. Landlord must elect to exercise its purchase option in any particular case within forty-five (45) days after the right accrues; provided, however, if Landlord is exercising its right on account of any reason other than a transfer of the Chicago Title Participation Right to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in Section l2(a) hereof, such exercise may be revoked in writing within ten
      (10) days after the market value of the Building is determined in accordance with Section 47(j) hereof. In the event Landlord fails to timely notify Tenant of its revocation, Landlord will be deemed to have waived its right to revoke its exercise. Chicago Title and Trust Company may transfer the Chicago Title Participation Right `to a third party or an Affiliate described in subsection (iii) of the definition of Affiliate in
      Section 12(a) hereof, subject to Landlord's purchase right, for a purchase price determined in accordance with Section 47(j) hereof and the approval right as to the character and financial stability of the transferee, such approval not to be unreasonably withheld; or if the Chicago Title Participation Right is ever held by an Affiliate, then such approval right will also apply at the time such Affiliate no longer qualifies as an "Affiliate" unless the Chicago Title Participation Right is reconveyed to Chicago Title and Trust Company or to an Affiliate permitted under this
      Section 47(g). The tests of character and financial stability should be similar to those contained in Section 12 hereof. The offer of any third party offeree will be taken into account when determining the purchase price for the Chicago Title Participation Right. Notwithstanding anything to the contrary contained herein, Chicago Title and Trust Company may transfer the Chicago Title Participation Right to an Affiliate described in subsections (i), (ii), or (iv) of the definition of Affiliate in
      Section 12(a) hereof. Tenant will have the right to grant a security interest in and to the Chicago Title Participation Right as collateral for financing subject to the rights of Landlord under this Section 47 and this lease with respect to the Chicago Title Participation Right and under the terms and conditions which are reasonably acceptable to Landlord; provided, however, that Tenant will not have the right to encumber, mortgage or pledge Tenant's interest in the leasehold estate or to permit any' liens or encumbrances on the Land or the Building in connection with the Chicago Title Participation Right. For purposes of this Section 47, an Affiliate will be deemed not to be a third party.

      (h) Ultimate Termination of Chicago Title Participation Right. Provided that Landlord (or its successor in interest to the rights of Landlord under this lease) has fully and completely performed its obligations under this Section 47, the Chicago Title Participation Right will terminate on the sale of the Building (including a foreclosure or transfer to a lender of the entire ownership interest) or sale (or squeeze down) of Linpro's entire interest in the Partnership, in either case, other than a sale to a Linpro Affiliate, and upon the payment to Tenant of the entire Chicago Title Participation Right payable to Tenant in connection with such transaction.

      (i) No Partnership. The Chicago Title Participation Right is not a partnership interest and Tenant is not and will not be deemed to be a partner of Landlord or Linpro or Investors.

      (j) Market Value; Appraisal Procedure. In the event that Landlord desires to purchase the Chicago Title Participation Right as permitted by this
      Section 47, the purchase price for the Chicago Title Participation Right will be equal to the aggregate amounts which Tenant would receive under
      Section 47(a)(ii)(B) of this lease if the Building were sold for its market value on the effective date for the determination of the purchase price, for the Chicago Title Participation Right. If it is necessary under this lease to determine the market value of the Building for any reason, the market value of the Building will be determined in the manner provided for in this Section 47(j). If Landlord desires to establish the market value for the Building., Landlord may notify Tenant in writing of Landlord's determination of the market value of the Building. If Tenant does not respond in writing within ten (10) days after the receipt of such notice of Tenant's disagreement and determination of the market value of the Building, then Landlord's determination will be binding. If Landlord does not so notify Tenant, or if it does notify Tenant and Tenant disagrees as provided above, then Landlord and Tenant will each select an appraiser within ten (10) days after the request of either party for a determination of the market value of the Building under this Section 47(j). The two (2) appraisers selected by Landlord and Tenant will within ten (10) days after their respective appointments, each make a determination of the market value of the Building. If the difference between the market values of the Building determined by each of the appraisers is less than five percent (5%) of the lesser value, the average of the two values will be the market value to be used in determining the purchase price for the Chicago Title Participation Right. If the difference between the two values is more than five percent (5%) of the lesser value, then the two appraisers will within twenty-five (25) days after their respective appointments appoint a third appraiser. The third appraiser will make his determination of the market value of the Building within ten (10) days of his appointment. If the difference between the third appraiser's determination of market value of the Building and the average of the market values of the Building specified by the first two appraisers is less than ten percent (10%) of the lower of the third appraiser's determination and said average, then the average of the three market value determinations will be the market value of the Building to be used in determining the purchase price for the Chicago Title Participation Right. Otherwise, the average of the two closest market value determinations will be the market value of the Building to be used in determining the. purchase price to' be paid for the Chicago Title Participation Right. The three (3) appraisers will be MM appraisers licensed by the State of Illinois, and will have at least :ten
      (10) years experience in appraising commercial real estate in the Chicago metropolitan area.

      (k) Subject to the provisions of Sections 47(e), 47(f) arid 47(h), the provisions of this Section 47 will survive the expiration or termination of this lease."

      1.03 Additional Amendments to Lease. In each. place in the lease where the term "CT&T Percentage" appears, there will be deemed substituted therefor the term "Chicago Title Participation Right." The Land (as defined in the Lease) shall be deemed to mean the Site.

      1.04 Notice Amendment to Lease. Section 24 of the lease. is hereby deleted and the following is substituted in lieu therefor:

            "24. Notices. All notices, requests, demands, or other communications to or upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered to Tenant (including without limitation delivery by facsimile transmission, messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail addressed to Tenant prior to the Low-Rise Commencement Date at 111 west Washington Street, Chicago, Illinois 60603, to the attention of both the General Counsel and the Senior Vice President-Real Estate Administration, and after the Low-Rise Commencement Date at the Premises. Any notices or demands from Landlord to Tenant may be signed by Landlord, its beneficiary, the managing agent of the Building (the "Building Manager") or any agent of any of them. After the Low-Rise Commencement Date if Tenant is a corporation and is not in occupancy of the Premises, any notices or demands from Landlord to Tenant shall also be deemed to have been given if a copy thereof is mailed by registered or, certified mail to Tenant's registered agent in Illinois. Any notices or demands from Tenant to Landlord shall be deemed to have been given if a copy thereof has been personally delivered to Landlord (including without limitation delivery by facsimile transmission, messenger or courier, with evidence of receipt) or mailed, by' registered or certified mail return receipt requested as follows (with a copy to the Building Manager who shall initially be Linpro Illinois Admin Limited Partnership whose address is 55 West Wacker Drive, Chicago, Illinois or such other corporation, partnership or other entity selected by Landlord, in its sole discretion, as the manager for the Building):

                  161 North Clark Street Limited Partnership
                  c/o The Linpro Company
                  200 Berwyn, Pennsylvania 19312
                  Attention: Eric Eichler
                  Telefacsimile No. (215) 981-1539

                  161 North Clark Street Limited Partnership
                  c/o Argus Realty Services, Inc.
                  1211 Avenue of the Americas
                  New York, New York 10036
                  Attention: President
                  Telefacsimile No. (212) 921-9204

      With copies to:

                  Jones, Day, Reavis & Pogue
                  1450 G Street, N.W.
                  Washington, D.C. 20005
                  Attention: Sigmund T. Weiner, Esq.
                  Telefacsimile No. (202) 737-2832

                  Rudnick & Wolfe
                  203 North LaSalle Street, Suite 1500
                  Chicago, Illinois 60601
                  Attention: Sue Ann Fishbein, Esq.
                  Telefacsimile No. (312) 236-7516

                  Sann & Howe
                  200 Park Avenue, Suite 3701
                  New York, New York 10166
                  Attention: Edwin A. Howe, Jr., Esq.
                  Telefacsimile No. (212) 490-0536

      Either party may, upon notice to the other, change its address for receipt of notices or demands. All notices to or demands upon Landlord or Tenant mailed by registered or certified mail shall be deemed served at the time the same were posted."

      1.05 Certificate to Construction Lender. The following shall be added to the end of the last grammatical paragraph of Section 57 of the lease:

      "Anything herein to the contrary contained notwithstanding, the parties hereto agree that `succession to the interest of Landlord by a New Landlord-(as defined in the Certificate (as defined below] pursuant to the terms of that certain tenant estoppel letter dated November 17, 1989 (the

      "Certificate") executed by Tenant is not sufficient to constitute an assumption of the obligations of Landlord as described in the first sentence of this grammatical paragraph and that, therefore, such succession shall not be deemed to relieve Landlord of its obligations under this lease. The immediately preceding sentence, shall not be deemed to modify the Certificate."

                                   ARTICLE II

                             RATIFICATION OF LEASE

      By their execution of this Amendment, Landlord and Tenant hereby ratify, approve and adopt the terms and provisions of the lease, as amended hereby, and agree to keep and perform all of the duties and obligations of Landlord and Tenant, respectively, set forth in the lease, as so amended.

                                   ARTICLE III

                                 EFFECT ON LEASE

      Except as hereby expressly amended, the lease will remain in full force and effect as written.

                                   ARTICLE IV

                                  COUNTERPARTS

      This Amendment may be executed in several counterparts, each of which will be an original of this Amendment but all of which, taken together, will constitute one and the same Amendment.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed by their authorized representatives as of the date first above written.

                                       LANDLORD:

                                       161 NORTH CLARK STREET
                                       LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: LINPRO CHICAGO PROPERTY I
                                           LIMITED PARTNERSHIP,
                                           an Illinois limited partnership,
                                           General Partner


                                           By:
                                               ---------------------------------
                                               Managing General Partner

                                           By:
                                               ---------------------------------
                                               Managing General Partner


                                       By: CLARK STREET GENERAL
                                           CORPORATION B.V.,
                                           a Netherlands corporation

                                           By:
                                               ---------------------------------
                                               Managing Director

                                           By:
                                               ---------------------------------
                                               Managing Director


                                       TENANT:

                                       CHICAGO TITLE AND TRUST COMPANY,
                                       an Illinois corporation

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Its: Senior Vice President

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed by their authorized representatives as of the date first above written.

                                       LANDLORD:

                                       161 NORTH CLARK STREET
                                       LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: LINPRO CHICAGO PROPERTY I
                                           LIMITED PARTNERSHIP,
                                           an Illinois limited partnership,
                                           General Partner


                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing General Partner

                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing General Partner


                                       By: CLARK STREET GENERAL
                                           CORPORATION B.V.,
                                           a Netherlands corporation

                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing Director

                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing Director


                                       TENANT:

                                       CHICAGO TITLE AND TRUST COMPANY,
                                       an Illinois corporation

                                       By:
                                           -------------------------------------
                                           Its:
                                                --------------------------------


                                       LINPRO:

                                       LINPRO CHICAGO PROPERTY I
                                       LIMITED PARTNERSHIP,
                                       an Illinois limited partnership


                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing Director

                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Managing Director

                                   EXHIBIT A

                            [Description of Phase I]

                                                                          PAGE 1
                                   EXHIBIT A
                               LEGAL DESCRIPTION

PARCEL 1:

A PARCEL OF LAND COMPRISED OF A PART OF LOTS 2 AND 3, ALL OF THE LOTS 5 AND 6, THAT PART OF VACATED COUCH PLACE WHICH LIES NORTH OF AND ADJOINING SAID LOTS 5 AND 6: TOGETHER WITH ALL OF SUB-LOT 9 AND A PART OF SUB-LOT 8. BOTH IN GEORGE SMITH'S SUBDIVISION OF ORIGINAL LOT 4, [ILLEGIBLE] IN BLOCK 35 OF ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN COOK COUNTY, ILLINOIS, WHICH PARCEL OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF WEST RANDOLPH STREET WITH THE EAST LINE OF NORTH CLARK STREET, SAID POINT OF INTERSECTION BEING ALSO THE SOUTHWEST CORNER OF SAID LOT 5, AND RUNNING THENCE NORTH ALONG SAID EAST LINE OF NORTH CLARK STREET, A DISTANCE OF 227.08 FEET; THENCE EAST ALONG A LINE PARALLEL WITH THE NORTH LINE OF WEST RANDOLPH STREET, A DISTANCE OF 164.08 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF
27.95 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF SAID LOT 2, SAID SOUTH LINE BEING ALSO THE NORTH LINE OF WEST COUCH PLACE; THENCE WEST ALONG SAID SOUTH LINE OF LOT 2, A DISTANCE OF 2.68 FEET TO AN INTERSECTION WITH THE NORTHWARD EXTENSION OF THE EAST LINE OF SAID LOT 6; THENCE SOUTH ALONG SAID NORTHWARD EXTENSION AND ALONG THE EAST LINE OF SAID LOT 6, A DISTANCE OF 199.13 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF WEST RANDOLPH STREET; THENCE WEST ALONG SAID NORTH LINE, A DISTANCE OF 160.98 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THE EAST 1/2 OF LOT 7, TOGETHER WITH THAT PART OF THE ORIGINAL 18 FEET ALLEY NORTH OF AND ADJOINING SAME WHICH LIES SOUTH OF THE SOUTH LINE OF ALLEY AS NARROWED BY ORDINANCE OF THE CITY OF CHICAGO. EXCEPTING FROM PARCEL 2 THE AIR RIGHTS ACQUIRED BY THE CITY OF CHICAGO THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN IN CASE NUMBER 86L50733, CIRCUIT COURT OF COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THE NORTH 111.00 FEET OF THE EAST 1/2 OF LOT 7 LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +22.00 FEET ABOVE CHICAGO CITY DATUM, AND THE SOUTH 16.00 FEET OF THE NORTH 127.00 FEET OF THE EAST 1/2 OF LOT [ILLEGIBLE] LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +14.66 FEET ABOVE CHICAGO CITY DATUM, AND THAT PART OF THE EAST 1/2 OF LOT 7, EXCEPT THE NORTH 127.00 FEET THEREOF, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +12.66 FEET ABOVE CHICAGO CITY DATUM; ALL IN BLOCK [ILLEGIBLE] THE ORIGINAL TOWN OF CHICAGO, IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 2

                               LEGAL DESCRIPTION

AFORESAID, AS CREATED BY GRANT FROM THE CITY OF CHICAGO, A MUNICIPAL CORPORATION, TO GREYHOUND LINES, INC., A CORPORATION OF CALIFORNIA, AS ESTABLISHED BY ORDER ENTERED NOVEMBER 12, 1986 IN CASE NUMBER 86L50733, CIRCUIT COURT OF COOK COUNTY, ILLINOIS, LAW DIVISION, COPY OF WHICH ORDER WAS RECORDED DECEMBER 16, 1986 AS DOCUMENT NUMBER 86601353 AND BY STIPULATION ON USE OF TUNNEL ENTERED JUNE 11, 1987 IN SAID CASE, FOR PERMANENT PERMISSION AND AUTHORITY TO USE AND MAINTAIN THE TUNNEL, AS THEN CONSTRUCTED, AS A PASSAGE FOR VEHICLES UNDER AND ACROSS THAT PART OF WEST LAKE STREET LYING BETWEEN NORTH DEARBORN STREET AND NORTH CLARK STREET BEING DESCRIBED AS FOLLOWS:

THAT PART OF WEST LAKE STREET LYING BETWEEN AND ADJOINING BLOCKS 17 AND 35 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS
FOLLOWS:

BEGINNING ON THE NORTH LINE OF SAID WEST LAKE STREET AT THE INTERSECTION OF SAID LINE WITH THE EAST LINE OF NORTH GARVEY COURT, SAID EAST LINE OF NORTH GARVEY COURT BEING ALSO THE WEST LINE OF THE EAST 1/2 OF LOT 7 IN BLOCK 17 IN ORIGINAL TOWN OF CHICAGO AFORESAID, AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF WEST LAKE STREET, SAID NORTH LINE BEING ALSO THE SOUTH LINE OF AFORESAID BLOCK 17, A DISTANCE OF 31.35 FEET; THENCE SOUTHWESTWARDLY ALONG AN ARC OF A CIRCLE CONVEX TO THE SOUTHEAST AND HAVING A RADIUS OF 175.35 FEET, A DISTANCE OF 83.35 FEET TO A POINT WHICH IS 8.66 FEET WEST OF THE EAST LINE OF SAID NORTH GARVEY COURT, EXTENDED SOUTH, AND 72.86 FEET SOUTH OF SAID NORTH LINE OF WEST LAKE STREET; THENCE CONTINUING SOUTHWESTWARDLY ALONG AN ARC OF A CIRCLE, AND HAVING A RADIUS OF 33.25 FEET, A DISTANCE OF 8.26 FEET, TO INTERSECTION WITH THE SOUTH LINE OF SAID WEST LAKE STREET, AT A POINT 13.45 FEET WEST OF THE EAST LINE OF NORTH GARVEY COURT, EXTENTED SOUTH; THENCE WEST ALONG SAID SOUTH LINE OF WEST LAKE STREET, BEING ALSO THE NORTH LINE OF BLOCK 35 AFORESAID, A DISTANCE OF 68.63 FEET; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE, A DISTANCE OF 29.63 FEET, TO A POINT WHICH IS 56.39 FEET WEST OF SAID EAST LINE OF NORTH GARVEY COURT, EXTENDED SOUTH, AND 64.57 FEET SOUTH OF THE NORTH LINE OF SAID WEST LAKE STREET; THENCE NORTHEASTWARDLY ALONG AN ARC OF A CIRCLE, TO THE SOUTHEAST, TANGENT TO THE LAST DESCRIBED STRAIGHT LINE, AND HAVING A RADIUS OF 88.15 FEET, A DISTANCE OF 32.55 FEET TO A POINT WHICH IS 31.77 FEET WEST OF SAID EAST LINE OF NORTH GARVEY COURT, EXTENTED SOUTH, AND 43.14 FEET SOUTH OF THE NORTH LINE OF WEST LAKE STREET; THENCE CONTINUING NORTHEASTWARDLY ALONG AN ARC OF A CIRCLE CONVEX TO THE SOUTHEAST, TANGENT TO THE LAST DESCRIBED ARC OF A CIRCLE AND HAVING A RADIUS OF 167.50 FEET, A DISTANCE OF 71.05 FEET, TO AN INTERSECTION WITH THE AFORESAID EAST LINE OF NORTH GARVEY COURT, AT A POINT 20.34 FEET NORTH OF THE NORTH LINE OF SAID WEST LAKE STREET, AND THENCE SOUTH ALONG THE SAID EAST LINE OF NORTH GARVEY COURT, SAID DISTANCE OF 20.34 FEET, TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

                               LEGAL DESCRIPTION

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 3, AS CREATED AND SPECIFICALLY SET OUT IN THE DEVELOPMENT, OPERATION AND CROSS-EASEMENT AGREEMENT DATED NOVEMBER_ _, 1989 AND RECORDED NOVEMBER _ _, 1989 AS DOCUMENT _ _ _ _ _ _ MADE BY AND BETWEEN LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER _ _, 1989 AND KNOWN AS TRUST NUMBER 114995, AND LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER_ _, 1989 AND KNOWN AS TRUST NUMBER 115015 OVER AND ONTO AND UNDER SPECIFIED PORTIONS OF THE LAND DESCRIBED BELOW, AND DESCRIBED AS FOLLOWS:

(A) AN EXCLUSIVE, TEMPORARY RIGHT AND EASEMENT FOR THE PURPOSE OF DEMOLITION,

(B) A NON-EXCLUSIVE, TEMPORARY RIGHT AND EASEMENT FOR THE PURPOSE OF
CONSTRUCTION;

(C) A RIGHT AND EASEMENT FOR INCIDENTAL ENCROACHMENTS OF ELEMENTS OR CONSTRUCTED IMPROVEMENTS;

(D) A RIGHT AND EASEMENT TO INSTALL AND MAINTAIN WEATHERPROOFING MATERIAL

(E) AN EXCLUSIVE RIGHT AND EASEMENT FOR USE OF ACCESS TUNNEL (SUBJECT ONLY TO
SECTION 4(D) OF SAID AGREEMENT) FOR VEHICULAR USE AND PEDESTRIAN ACCESS TO AND FROM SUBSURFACE LEVELS OF THE IMPROVEMENTS ON THE EASEMENT PARCEL, (TOGETHER WITH OTHER PROPERTY SET FORTH IN SAID AGREEMENT) AND ADJOINING PUBLIC RIGHTS OF WAY;

(F) A NON-EXCLUSIVE RIGHT AND EASEMENT TO USE COMMON HALLWAYS, CORRIDORS, ENTRANCES AND EXITS FOR PEDESTRIAN ACCESS;

(G) A TEMPORARY, NON-EXCLUSIVE RIGHT AND EASEMENT TO THE EASEMENT PARCEL AS IS NECESSARY TO MAINTAIN THE FEE PARCEL;

(H) A NON-EXCLUSIVE EASEMENT AND RIGHT TO USE THE VEHICULAR AISLES, DRIVEWAYS, ENTRANCES AND EXITS OF SUBSURFACE PARKING GARAGE FACILITY ON EASEMENT PARCEL

THE LAND

PARCEL A:

A PARCEL OF LAND COMPRISED OF A PART OF LOTS 2 AND 3; SUB-LOTS 1, 2, 3, 4, 5, 6, 7 AND PART OF OF SUB-LOT 8 IN GEORGE SMITH'S SUBDIVISION OF ORIGINAL LOT 4; ALL IN BLOCK 35 OF ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, WHICH PARCEL OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF NORTH CLARK STREET, WHICH

                               LEGAL DESCRIPTION

POINT IS 227.08 FEET NORTH OF THE INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF WEST RANDOLPH STREET, AND RUNNING THENCE EAST ALONG A LINE PARALLEL WITH THE NORTH LINE OF WEST RANDOLPH STREET, A DISTANCE OF 164.08 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF 27.95 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF SAID LOT 2, SAID SOUTH LINE BEING ALSO THE NORTH LINE OF WEST COUCH PLACE; THENCE EAST ALONG SAID SOUTH LINE OF LOT 2, A DISTANCE OF 38.70 FEET TO AN INTERSECTION WITH THE WEST LINE OF THE EAST 19 FEET OF THE WEST 1/2 OF THE EAST 1/2 OF SAID LOT 2, SAID LINE BEING ALSO THE WEST LINE OF A PUBLIC ALLEY, 18.00 FEET WIDE; THENCE NORTH ALONG SAID WEST LINE OF THE PUBLIC ALLEY, A DISTANCE OF [ILLEGIBLE] FEET TO AN INTERSECTION WITH THE NORTH LINE OF WEST LAKE STREET; THENCE WEST ALONG SAID NORTH LINE OF WEST LAKE STREET, A DISTANCE OF 202.44 FEET TO AN INTERSECTION WITH THE EAST LINE OF NORTH CLARK STREET, THENCE SOUTH ALONG SAID EAST LINE OF NORTH CLARK STREET, A DISTANCE OF 153.96 FEET TO THE POINT OF BEGINNING

PARCEL B:

THE EAST 1 FOOT OF THE WEST 1/2 OF THE EAST 1/2 OF LOT 2 IN SAID BLOCK 35 AFORESAID.

                                November 17, 1989


The Bank of Nova Scotia
Atlanta Agency
Suite 650
55 Park Place
Atlanta, Georgia 30303

161 North Clark Street Limited Partnership
c/o The Linpro Company
55 West Wacker Drive
Suite 1120
Chicago, Illinois 60601

                  Re:   Chicago Title Center

Gentlemen:

      Reference is made to that certain Lease dated as of July 24, 1989 by and between Linpro Chicago Land Limited Partnership, an Illinois limited partnership ("Seller"), and Chicago Title and Trust Company, an Illinois corporation, as amended by that certain First Amendment to Lease dated November 17, 1989 (together, the "Lease"), subject to the terms and conditions of which the Seller agreed to demise and the undersigned agreed to accept certain premises (the "Premises"). The undersigned understands: (i) that 161 North Clark Street Limited Partnership, a Delaware limited partnership ("Purchaser"), is acquiring from Seller the real property described on Exhibit A hereto (the "Subject Property") subject to the Lease; (ii) the Purchaser is acquiring the landlord's interest in the Lease; and (iii) that Purchaser, Seller and The Bank of Nova Scotia ("Construction Lender") are relying upon this certificate (this "Certificate") in connection with such acquisition or the financing of the construction of the improvements to be erected on the Subject Property, as the case may be.

      With such understanding, the undersigned hereby represents and agrees, for the benefit of Seller, Purchaser and Construction Lender that as of the date hereof:

      1. As of the date hereof, the undersigned is the tenant under the Lease.

      2. A true, correct and complete copy of the Lease is attached hereto as Exhibit A.

November 17, 1989
Page 2


      3. The Lease is in full force and effect, is binding on the undersigned, is hereby ratified and confirmed and constitutes the entire agreement between the undersigned and the landlord thereunder and has not been assigned, subleased, encumbered, transferred, supplemented, modified or amended by the undersigned and there do not exist any other agreements concerning the Premises, any other space or any other matter, whether oral, written or otherwise, between the landlord under the Lease and the undersigned.

      4. To the best of the undersigned's knowledge, the landlord is not in default under the Lease and the undersigned has no existing defenses or offsets against the enforcement of the Lease by the landlord; provided, however, that the undersigned has not yet approved, and does not waive its rights to approve, those facets of the design (including signage) and construction of the Subject Property which the undersigned is entitled to approve under the Lease. Further, the undersigned reserves the right to enforce the ceiling heights for the vault space as set forth in the Lease.

      5. There is no litigation pending or threatened by the undersigned against the landlord, with respect to the Lease.

      6. No action, voluntary or involuntary, is pending against the undersigned under the bankruptcy or insolvency laws of the United States or any state thereof.

      7. The undersigned has received the following first mortgagee's addresses for notices and other communications to be sent by the undersigned to the Construction Lender as is set forth in this Certificate or the Lease:

                                         with a copy to:

The Bank of Nova Scotia                  The Bank of Nova Scotia
Atlanta Agency                           Chicago Representative Office
55 Park Place, Suite 650                 55 West Monroe Street
Atlanta, Georgia 30303                   Chicago, Illinois 60603
Attention: Agent                         Attention: Real Estate Banking

      8. The undersigned and the person or persons executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate.

      9. The Premises have not, as of yet, been constructed.

      10. Base Rent (as defined in the Lease) and other charges under the Lease have not been paid or prepaid, nor are they due.

November 17, 1989
Page 3


      11. The Lease and rents due thereunder have been assigned to Construction Lender to secure an indebtedness owed to Construction Lender by Purchaser and that the undersigned will make all rent payments due under the Lease to Construction Lender, or as Construction Lender may direct, after such time as Construction Lender notifies the undersigned in writing that Construction Lender is entitled to receive such rents, in accordance with the provisions of said assignments provided that such payment would not violate any applicable law and provided that the landlord is not in bankruptcy.

      12. In the event of a deed in lieu of foreclosure, foreclosure, or other exercise of Construction Lender's remedies, the Lease shall, in accordance with and subject to its terms, remain in full force and effect as a direct agreement between the undersigned and Construction Lender or any other party who succeeds to the interest of the landlord by virtue of such deed in lieu of foreclosure, foreclosure or other exercise of Construction Lender's remedies ("New Landlord").

      13. Without the prior written consent of Construction Lender, the undersigned will not (a) enter into any agreement materially amending or terminating the Lease, or (b) enter into a voluntary agreement with the landlord which provides for the cancellation of the term of, or surrender of, the Lease.

      14. Prior to terminating the Lease, the undersigned will provide Construction Lender with written notice of the default under the Lease by the landlord and will provide Construction Lender a period of thirty (30) days after receipt of such written notice within which to remedy such default; provided, however, that if (i) such default occurs after the tenant's acceptance of the Premises, (ii) such default is of such nature that Construction Lender cannot reasonably cure such default without obtaining possession of the Subject Property, (iii) such default can reasonably be cured by the undersigned through the exercise of its "self-help" rights described in Section 29(c)(ii) of the Lease and (iv) the amount to be expended by the undersigned in connection with the exercise of such "self-help" rights does not exceed the Base Rent then payable for the next succeeding calendar month, then, without terminating the Lease (unless Construction Lender fails to cure within the extended cure period set forth below), the tenant shall, at its sole election, either (x) exercise the "self-help" and offset rights described in Section 29(c) (ii) of the Lease or (y) extend the cure period in which Construction Lender may cure such default for such time as is reasonably necessary for Construction Lender (I) to obtain possession of the Subject Property by such legal action as Construction Lender deems, in its reasonable judgment, most expedient to obtain said possession and
(II) to cure thereafter

November 17, 1989
Page 4


such default. Clause (iv) of the immediately preceding sentence to the contrary notwithstanding, if the exercise of such "self-help" rights would reasonably require expenditures in an amount in excess of the next succeeding month's Base Rent, the undersigned shall afford Construction Lender the opportunity to pay such excess within thirty days of receipt of written notice of the expense to be incurred in connection with exercising such "self-help" rights. To the extent such expense requires the tenant to employ a Contractor, said notice shall be accompanied by an estimate from such contractor. In the event Construction Lender pays such excess, the undersigned shall not have the right to terminate the Lease by reason of such default if all other conditions of the first sentence of this Paragraph 14 are satisfied. Upon request by Construction Lender, the undersigned shall provide invoices, lien waivers and other information or documentation reasonably requested by Construction Lender. Construction Lender may at its option elect to pay such amounts directly or through a construction escrow. Notwithstanding the foregoing, the undersigned agrees that Construction Lender shall have no obligation to remedy, or to advance funds for the purpose of remedying, any such default by the landlord under the Lease.

      15. The undersigned will from time to time, at reasonable intervals and upon not less than ten (10) days' prior written request by Construction Lender, execute, acknowledge and deliver to Construction Lender an estoppel certificate containing the information undersigned is required to provide in the certificate described in Section 21 of the Lease.

      16. In the event that Construction Lender or any other New Landlord shall succeed to the interest of the landlord under the Lease:

      (A) Construction Lender or such other New Landlord shall not be: (i) bound by any rent or additional rent which undersigned shall have paid more than one month in advance to any prior landlord, (ii) bound by any material amendment or modification to the Lease, which has not been consented to in writing by Construction Lender;

      (B) No New Landlord (including, without limitation, Construction Lender):
(i) shall be liable for damages by reason of any act or omission of any prior landlord (provided that this clause shall not be deemed to diminish any right of the undersigned against any party other than a New Landlord), (ii) shall be subject to any offset under the lease with regard to any amounts expended by the undersigned more than two years prior to the date a New Landlord succeeded to the interest of the landlord under the Lease, provided that notwithstanding the foregoing a New Landlord shall be subject to such offset so long as the

November 17, 1989
Page 5


undersigned commenced such offset not less than six months after the first of such offset amounts were expended and thereafter continued such offset to the fullest extent possible, or (iii) shall be liable for the return of any security deposit made by undersigned to any prior landlord unless such New Landlord shall have actually received such security deposit from a prior landlord; provided, further, the undersigned acknowledges that simultaneous with such succession the Chicago Title Participation Rights shall terminate and neither the Construction Lender nor any other New Landlord shall have any liability with respect to the Chicago Title Participations Rights, but nothing in this Certificate shall affect the obligations of the Purchaser under the Lease or the obligations of any party to the Personal Guaranty or Letter of Credit (as defined in the Lease); and

      (C) The undersigned shall look solely to the Subject Property for recovery of any judgment or damages from Construction Lender or any of its nominees or affiliates and neither construction Lender nor any of its nominees or affiliates shall have any personal liability, directly or indirectly, under or in connection with the Lease or this Certificate or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, except to the extent of its interest in the Subject Property, and undersigned hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Construction Lender or such other New Landlord provided by law or by any other contract, agreement or instrument. Notwithstanding the foregoing, nothing in this Certificate shall act as a limitation on the liability of Seller or Purchaser or the enforceability by the undersigned of the Personal Guaranty or the Letter of Credit.

      17. Except as required under the Lease, the undersigned, for itself and its successors and assigns, agrees that, without the prior written consent of Construction Lender, the undersigned will not (a) enter into any subordination agreement with any person other than Construction Lender; or (b) agree to attorn to or recognize any purchaser of the Subject Property at any foreclosure sale under any lien other than that of the Construction Lender's mortgage or any transferee who acquires the Subject Property by deed in lieu of foreclosure or otherwise under any lien other than that of the Construction Lender's mortgage (provided, however, that this provision shall not be deemed to constitute Construction Lender's consent to the placing of any lien other than the Construction Lender's mortgage on the Subject Property).

November 17, 1989
Page 6


      18. This Certificate shall be binding upon and shall inure to the benefit of the undersigned, Seller, Purchaser and Construction Lender, and their respective successors and assigns.

                                       Very truly yours,

                                       CHICAGO TITLE AND TRUST COMPANY,
                                       an Illinois corporation (for
                                       the foregoing purposes the
                                       "undersigned")
[SEAL]

Attest:
                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
By: /s/ [ILLEGIBLE]                        Its:  Senior Vice President
    ------------------------
Its: Ass't Secretary

                                     JOINDER

      This joinder is executed for the purpose of acknowledging and consenting to paragraph 11 regarding collection of rent. The undersigned irrevocably directs Chicago Title and Trust Company ("CT&T") to pay rent in accordance with said paragraph and agrees that payment of rent in accordance with said paragraph shall constitute payment of rent under the Lease whether or not the notice by Construction Lender described in said paragraph is rightfully or wrongfully given, it being understood that CT&T shall have no right or responsibility to inquire into whether Construction Lender is entitled to give such notice; provided, however, that nothing contained in this joinder shall constitute a waiver or release of any rights or claims that the undersigned may have against the Construction Lender in connection with any request by the Construction Lender to CT&T to make rental payments to the Construction Lender in accordance with said paragraph. The undersigned waives the right to collect from CT&T any rent paid in accordance with said paragraph 11. This joinder shall be binding upon and shall inure to the benefit of the successors, assigns and legal representatives of the undersigned.


                                      161 NORTH CLARK STREET LIMITED PARTNERSHIP

                                       By: LINPRO CHICAGO PROPERTY I LIMITED
                                           PARTNERSHIP, a general partner


                                           By: /s/ Eric Eichler
                                               ---------------------------------
                                           Name:  Eric Eichler
                                           Title: Managing General Partner


                                           By: /s/ Michael Pepper
                                               ---------------------------------
                                           Name:  Michael Pepper
                                           Title: Managing General Partner


                                      By: CLARK STREET GENERAL CORPORATION B.V.,
                                           a general partner

                                           By:
                                               ---------------------------------
                                               Name:  Enno Muller
                                               Title: Managing Director:

                                           By:
                                               ---------------------------------
                                               Name: Steven B. Callahan
                                               Title: Managing Director

                                     JOINDER

      This joinder is executed for the purpose of acknowledging and consenting to paragraph 11 regarding collection of rent. The undersigned irrevocably directs Chicago Title and Trust Company ("CT&T") to pay rent in accordance with said paragraph and agrees that payment of rent in accordance with said paragraph shall constitute payment of rent under the Lease whether or not the notice by Construction Lender described in said paragraph is rightfully or wrongfully given, it being understood that CT&T shall have no right or responsibility to inquire into whether Construction Lender is entitled to give such notice; provided, however, that nothing contained in this joinder shall constitute a waiver or release of any rights or claims that the undersigned may have against the Construction Lender in connection with any request by the Construction Lender to CT&T to make rental payments to the Construction Lender in accordance with said paragraph. The undersigned waives the right to collect from CT&T any rent paid in accordance with said paragraph 11. This joinder shall be binding upon and shall inure to the benefit of the successors, assigns and legal representatives of the undersigned.


                                      161 NORTH CLARK STREET LIMITED PARTNERSHIP

                                       By: LINPRO CHICAGO PROPERTY I LIMITED
                                           PARTNERSHIP, a general partner


                                           By:
                                               ---------------------------------
                                           Name:  Eric Eichler
                                           Title: Managing General Partner


                                           By:
                                               ---------------------------------
                                           Name:  Michael Pepper
                                           Title: Managing General Partner


                                      By: CLARK STREET GENERAL CORPORATION B.V.,
                                           a general partner

                                           By: /s/ Enno Muller
                                               ---------------------------------
                                               Name:  Enno Muller
                                               Title: Managing Director:

                                           By: /s/ Steven B. Callahan
                                               ---------------------------------
                                               Name: Steven B. Callahan
                                               Title: Managing Director

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

      I, Mary V. Reichenbach, a Notary Public, do hereby certify that Leonard C. Donohoe, personally known to me to be the Senior Vice President of CHICAGO TITLE TRUST COMPANY, an Illinois corporation, and Kenneth C. Ferraro personally known to me to be the Assistant Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Sr. vice President and Assistant Secretary they signed and delivered the said instrument as Sr. Vice President and Assistant Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said corporation as their free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

      Given under my hand and notarial seal this 22nd day of November, 1989.

                                       /s/ Mary V. Reichenbach
                                       -----------------------------------------
                                                  Notary Public


My Commission expires:

March 2, 1992

                                                    [SEAL]
                                                  "OFFICIAL SEAL"
                                              Mary V. Reichenbach
                                       Notary Public, State of Illinois
                                         My commission Expires 3/2/92

STATE OF ILLINOIS )
                  )  SS.
COUNTY OF COOK    )

      The foregoing, instrument was acknowledged before me this 17 day of November, 1989 by ERIC EICHLER and MICHAEL PEPPER, each a Managing General Partner of LINPRO PROPERTY I LIMITED PARTNERSHIP, an Illinois limited partnership, general partner of 161 NORTH CLARK STREET LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of each of the partnerships.


                                       /s/ Patricia Piazza
                                       -----------------------------------------
                                                  Notary Public

Cook County, Illinois
My Commission expires: 2-17-91

                                               "OFFICIAL SEAL"
                                                PATRICIA PIAZZA
                                        Notary Public, State of Illinois
                                       My commission Expires Feb. 17, 1991


STATE OF ILLINOIS )
                  )  SS.
COUNTY OF COOK    )


      The foregoing, instrument was acknowledged before me this 17 day of November, 1989 by ENNO MULLER and STEVEN B. CALLAHAN, each a Managing General Partner of CLARK STREET GENERAL CORPORATION B.V., a Netherlands corporation, general partner of 161 NORTH CLARK STREET LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of each of the partnerships.


                                       /s/ Patricia Piazza
                                       -----------------------------------------
                                                  Notary Public

Cook County, Illinois
My Commission expires: 2-17-91

                                               "OFFICIAL SEAL"
                                                PATRICIA PIAZZA
                                        Notary Public, State of Illinois
                                       My commission Expires Feb. 17, 1991

                                    EXHIBIT A

                                Legal Description

                                [TO BE PROVIDED]

Property Tax Index Numbers: ______________________________
Common Street: Address: 161 North Clark Street
               Chicago, Cook County, Illinois

                                  EXHIBIT A                               114995
                             LEGAL DESCRIPTION                           PAGE: 1

PARCEL 1:

A PARCEL OF LAND COMPRISED OF A PART OF LOTS 2 AND 3, ALL OF THE LOTS 5 AND 6, THAT PART OF VACATED COUCH PLACE WHICH LIES NORTH OF AND ADJOINING SAID LOTS 5 AND 6; TOGETHER WITH ALL OF SUB-LOT 9 AND A PART OF SUB-LOT 8, BOTH IN GEORGE SMITH'S SUBDIVISION OF ORIGINAL LOT 4; ALL IN BLOCK 35 OF ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, WHICH PARCEL OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE 0F WEST RANDOLPH STREET WITH THE EAST LINE OF NORTH CLARK STREET, SAID POINT OF INTERSECTION BEING ALSO THE SOUTHWEST CORNER OF SAID LOT 5, AND RUNNING THENCE NORTH ALONG SAID EAST LINE OF NORTH CLARK STREET, A DISTANCE OF 227.08 FEET; THENCE EAST ALONG A LINE PARALLEL WITH THE NORTH LINE OF WEST RANDOLPH STREET, A DISTANCE OF 164.08 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF
27.95 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF SAID LOT 2, SAID SOUTH LINE BEING ALSO THE NORTH LINE OF WEST COUCH PLACE; THENCE WEST ALONG SAID SOUTH LINE OF LOT 2, A DISTANCE OF 2.68 FEET TO AN INTERSECTION WITH THE NORTHWARD EXTENSION OF THE EAST LINE OF SAID LOT 6 THENCE SOUTH ALONG SAID NORTHWARD EXTENSION AND ALONG THE EAST LINE OF SAID LOT 6, A DISTANCE OF 199.13 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF WEST RANDOLPH STREET; THENCE WEST ALONG SAID NORTH LINE, A DISTANCE OF 160.98 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THE EAST 1/2 OF LOT 7, TOGETHER WITH THAT PART OF THE ORIGINAL 18 FOOT ALLEY NORTH OF AND ADJOINING SAME WHICH LIES SOUTH OF THE SOUTH LINE OF ALLEY AS NARROWED BY ORDINANCE OF THE CITY OF CHICAGO. EXCEPTING FROM PARCEL 2 THE AIR RIGHTS ACQUIRED BY THE CITY OF CHICAGO THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN IN CASE NUMBER 86L50733, CIRCUIT COURT OF COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THE NORTH 111.00 FEET OF THE EAST 1/2 OF LOT 7 LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 22.00 FEET ABOVE CHICAGO CITY DATUM, AND THE SOUTH 16.00 FEET OF THE NORTH 127.00 FEET OF THE EAST 1/2 OF LOT 7 LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +14.66 FEET ABOVE CHICAGO CITY DATUM, AND THAT PART OF THE EAST 1/2 OF LOT 7, EXCEPT THE NORTH 127.00 FEET THEREOF, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 12.66 FEET ABOVE CHICAGO CITY DATUM; ALL IN BLOCK 17 IN THE ORIGINAL TOWN OF CHICAGO, IN THE SOUTHEAST 1/4 OF SECTION 9 TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN. IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 2

                                 LEGAL DESCRIPTION                       PAGE: 2

AFORESAID, AS CREATED BY GRANT FROM THE CITY OF CHICAGO, A MUNICIPAL CORPORATION, TO GREYHOUND LINES, INC., A CORPORATION OF CALIFORNIA, AS ESTABLISHED BY ORDER ENTERED NOVEMBER 12, 1986 IN CASE NUMBER 86L50733, CIRCUIT COURT OF COOK COUNTY, ILLINOIS, LAW DIVISION, COPY OF WHICH ORDER WAS RECORDED DECEMBER 16, 1986 AS DOCUMENT NUMBER 86601353 AND BY STIPULATION ON USE OF TUNNEL ENTERED JUNE 11, 1987 IN SAID CASE, FOR PERMANENT PERMISSION AND AUTHORITY TO USE AND MAINTAIN THE TUNNEL, AS THEN CONSTRUCTED, AS A PASSAGE FOR VEHICLES UNDER AND ACROSS THAT PART OF WEST LAKE STREET LYING BETWEEN NORTH DEARBORN STREET AND NORTH CLARK STREET BEING DESCRIBED AS FOLLOWS:

THAT PART OF WEST LAKE STREET LYING BETWEEN AND ADJOINING BLOCKS 17 AND 35 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS
FOLLOWS:

BEGINNING ON THE NORTH LINE OF SAID WEST LAKE STREET AT THE INTERSECTION OF SAID LINE WITH THE EAST LINE OF NORTH GARVEY COURT, SAID EAST LINE OF NORTH GARVEY COURT BEING ALSO THE WEST LINE OF THE EAST 1/2 OF LOT 7 IN BLOCK 17 IN ORIGINAL TOWN OF CHICAGO AFORESAID AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF WEST LAKE STREET SAID NORTH LINE BEING ALSO THE SOUTH LINE OF AFORESAID BLOCK 17, A DISTANCE OF 31.35 FEET; THENCE SOUTHWESTWARDLY ALONG AN ARC OF A CIRCLE CONVEX TO THE SOUTHEAST AND HAVING A RADIUS OF 175.35 FEET, A DISTANCE OF 83.35 FEET TO A POINT WHICH IS 8.66 FEET WEST OF THE EAST LINE OF SAID NORTH GARVEY COURT, EXTENDED SOUTH, AND 72.86 FEET SOUTH OF SAID NORTH LINE OF WEST LAKE STREET; THENCE CONTINUING SOUTHWESTWARDLY ALONG AN ARC OF A CIRCLE, AND HAVING A RADIUS OF 33.25 FEET, A DISTANCE OF 8.26, FEET, TO INTERSECTION WITH THE SOUTH LINE OF SAID WEST LAKE STREET, AT A POINT 13.45 FEET WEST OF THE EAST LINE OF NORTH GARVEY COURT, EXTENDED SOUTH; THENCE WEST ALONG SAID SOUTH LINE OF WEST LAKE STREET, BEING ALSO THE NORTH LINE OF BLOCK 35 AFORESAID, A DISTANCE OF 68.63 FEET; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE, A DISTANCE OF 29.63 FEET, TO A POINT WHICH IS 56.39 FEET WEST OF SAID EAST LINE OF NORTH GARVEY COURT, EXTENDED SOUTH, AND 64.57 FEET SOUTH OF THE NORTH LINE OF SAID WEST LAKE STREET; THENCE NORTHEASTWARDLY ALONG AN ARC OF A CIRCLE, TO THE SOUTHEAST, TANGENT TO THE LAST DESCRIBED STRAIGHT LINE, AND HAVING A RADIUS OF 88.15 FEET, A DISTANCE OF 32.55 FEET TO A POINT WHICH IS 31.77 FEET WEST OF SAID EAST LINE OF NORTH GARVEY COURT, EXTENDED SOUTH, AND 43.14 FEET SOUTH OF THE NORTH LINE OF WEST LAKE STREET; THENCE CONTINUING NORTHEASTWARDLY ALONG AN ARC OF A CIRCLE, CONVEX TO THE SOUTHEAST, TANGENT TO THE LAST DESCRIBED ARC OF A CIRCLE AND HAVING A RADIUS OF 167.50 FEET, A DISTANCE OF 71.05 FEET, TO AN INTERSECTION WITH THE AFORESAID EAST LINE OF NORTH GARVEY COURT, AT A POINT 20.34 FEET NORTH OF THE NORTH LINE OF SAID WEST LAKE STREET, AND THENCE SOUTH ALONG THE SAID EAST LINE OF NORTH GARVEY COURT, SAID DISTANCE OF 20.34 FEET, TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

                                 LEGAL DESCRIPTION                       PAGE: 3

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1, 2 AND 3, AS CREATED AND SPECIFICALLY SET OUT IN THE DEVELOPMENT, OPERATION AND CROSS-EASEMENT AGREEMENT DATED NOVEMBER 17, 1989 AND RECORDED NOVEMBER__ 1989 AS DOCUMENT _________ MADE BY AND BETWEEN LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER 17, 1989 AND KNOWN AS TRUST NUMBER 114995, AND LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER 17, 1989 AND KNOWN AS TRUST NUMBER 115015 OVER AND ONTO AND UNDER SPECIFIED PORTIONS OF THE LAND DESCRIBED BELOW, AND DESCRIBED AS FOLLOWS:

(A) AN EXCLUSIVE, TEMPORARY RIGHT AND EASEMENT FOR THE PURPOSE OF DEMOLITION;

(B) A NON-EXCLUSIVE, TEMPORARY RIGHT AND EASEMENT FOR THE PURPOSE OF
CONSTRUCTION;

(C) A RIGHT AND EASEMENT FOR INCIDENTAL ENCROACHMENTS OF ELEMENTS OR CONSTRUCTED IMPROVEMENTS;

(D) A RIGHT AND EASEMENT TO INSTALL AND MAINTAIN WEATHERPROOFING MATERIAL

(E) AN EXCLUSIVE RIGHT AND EASEMENT FOR USE OF ACCESS TUNNEL (SUBJECT ONLY TO
SECTION 4(D) OF SAID AGREEMENT) FOR VEHICULAR USE AND PEDESTRIAN ACCESS TO AND FROM SUBSURFACE LEVELS OF THE IMPROVEMENTS ON THE EASEMENT PARCEL, (TOGETHER WITH OTHER PROPERTY SET FORTH IN SAID AGREEMENT) AND ADJOINING PUBLIC RIGHTS OF WAY;

(F) A NON-EXCLUSIVE RIGHT AND EASEMENT TO USE COMMON HALLWAYS, CORRIDORS, ENTRANCES AND EXITS FOR PEDESTRIAN ACCESS;

(G) A TEMPORARY, NON-EXCLUSIVE RIGHT AND EASEMENT TO THE EASEMENT PARCEL AS IS NECESSARY TO MAINTAIN THE FEE PARCEL;

(H) A NON-EXCLUSIVE EASEMENT AND RIGHT TO USE THE VEHICULAR AISLES. DRIVEWAYS, ENTRANCES AND EXITS OF SUBSURFACE PARKING GARAGE FACILITY ON EASEMENT PARCEL

THE LAND

PARCEL A:

A PARCEL OF LAND COMPRISED OF A PART OF LOTS 2 AND 3; SUB-LOTS 1, 2, 3, 4, 5, 6, 7 AND PART OF OF SUB-LOT 8 IN GEORGE SMITH'S SUBDIVISION OF ORIGINAL LOT 4; ALL IN BLOCK 35 OF ORIGINAL TOWN OF CHICAGO IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, WHICH PARCEL OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF NORTH CLARK STREET, WHICH

                                  LEGAL DESCRIPTION                      PAGE: 4

POINT IS 227.08 FEET NORTH OF THE INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF WEST RANDOLPH STREET, AND RUNNING THENCE EAST ALONG A LINE PARALLEL WITH THE NORTH LINE OF WEST RANDOLPH STREET, A DISTANCE OF 164.08 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF 27.95 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF SAID LOT 2, SAID SOUTH LINE BEING ALSO THE NORTH LINE OF WEST COUCH PLACE; THENCE EAST ALONG SAID SOUTH LINE OF LOT 2, A DISTANCE OF 38.70 FEET TO AN INTERSECTION WITH THE WEST LINE OF THE EAST 19 FEET OF THE WEST 1/2 OF THE EAST 1/2 OF SAID LOT 2, SAID LINE BEING ALSO THE WEST LINE OF A PUBLIC ALLEY, 18.00 FEET WIDE; THENCE NORTH ALONG SAID WEST LINE OF THE PUBLIC ALLEY, A DISTANCE OF 181.71 FEET TO AN INTERSECTION WITH THE NORTH LINE OF WEST LAKE STREET; THENCE WEST ALONG SAID NORTH LINE OF WEST LAKE STREET, A DISTANCE OF 202.44 FEET TO AN INTERSECTION WITH THE EAST LINE OF NORTH CLARK STREET; THENCE SOUTH ALONG SAID EAST LINE OF NORTH CLARK STREET A DISTANCE OF 153.96 FEET TO THE POINT OF BEGINNING

PARCEL B:

THE EAST 1 FOOT OF THE WEST 1/2 OF THE EAST 1/2 OF LOT 2 IN SAID BLOCK 35 AFORESAID.

[LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]

                                               November 30, 1989

161 North Clark Street Limited Partnership
c/o The Linpro Company
Suite 1120
55 West Wacker Drive
Chicago, Illinois 60601

Attention: Mr. Michael Pepper

Dear Michael:

      Reference is made to that certain Lease dated July 24, 1989 (the "Lease") by and between Linpro Chicago Land Limited Partnership, an Illinois Limited Partnership ("Linpro"), and Chicago Title and Trust Company, an Illinois corporation ("Chicago Title"), which Lease is being assigned by Linpro to 161 North Clark Street Limited Partnership ("161"). All defined terms used herein shall have the same meaning as set forth in the Lease.

      With regard to the floor to structural beam clearance height on Lower Level III, we understand that, notwithstanding anything to the contrary contained in the Lease or the Exhibits or Attachments thereto, 161 will provide a floor to structural beam clearance of 8 feet 8 inches throughout the Vault Space at a cost to Chicago Title not to exceed $20,000. The foregoing will resolve the dispute which we referred to in the estoppel certificate delivered to you (in escrow) in connection with your construction financing. Upon your acceptance of this letter, the last sentence of paragraph 4 of such estoppel certificate shall be deemed deleted and of no further, force or effect.

161 North Clark Street Limited Partnership
November 30, 1989

Page -2-

            Please be advised that we will provide you with written notice by December 8, 1989 of our decision with regard to additional Vault Space; provided, however, it is our current intent to exercise our Vault Space expansion rights, and take approximately a total of 18,000 square feet of Vault Space. We agree to restrict the use of all Vault Space in excess of 13,500 square feet to document storage, filing and other similar uses. As provided in the Lease Chicago Title may use the first 13,500 square feet of Vault Space for office uses. All other items of the Lease shall remain in full force and effect.

            If the foregoing is your understanding and agreement please so indicate by executing and delivering the duplicate copy of this letter to the undersigned.

                                                Sincerely,

                                                Chicago Title and Trust Company


                                                By: /s/ [ILLEGIBLE]
                                                   -----------------------------

                                                   Its: Senior Vice President
                                                       -------------------------

cc: Kenneth C. Ferraro
    A. Larry Sisk
    Linda D. White
    Michael L. Silver
    Howard Blair

Agreed to and Accepted this
30th day of November, 1989

161 North Clark Street Limited Partnership

By: Linpro Chicago Property I
    Limited Partnership


    By: /s/ Michael Pepper
       ---------------------------------------
        Michael Pepper,
        a managing general partner

[LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]

                                              December 1, 1989

161 North Clark Street Limited Partnership
c/o The Linpro Company
Suite 1120
55 West Wacker Drive
Chicago, Illinois 60601

Attention: Michael Pepper

Dear Michael:

      Reference is made to that certain Lease dated July 24, 1989 by and between Linpro Chicago Land Limited Partnership, an Illinois limited partnership ("Linpro"), and Chicago Title and Trust Company, an Illinois corporation ("Chicago Title"), as assigned by Linpro to 161 North Clark Street Limited Partnership (161) (such Lease, as so assigned is herein referred to as the Lease"). All defined terms used herein shall have the meanings ascribed to them in the Lease.

      Section 55 of the Lease provided that the Personal Guaranty and Letter of Credit shall be delivered by Landlord upon the satisfaction (or waiver) of all contingencies described in Section 52 of the Lease (which must occur on or before December 1, 1989) and the exchange of the $500,000 deposit. The parties hereto agree that all such contingencies were satisfied on December 1, 1989 and that the Lease is hereby amended to provide that the aforesaid delivery and exchange must occur no later than December 8.

      Chicago Title agrees that the Letter of Credit may be issued by LaSalle National Bank ("LaSalle"); provided, however, in the event, that at any time when the Letter of Credit is outstanding, (x) LeSalle's consolidated assets as reported by Keefe Bankwatch fall below $3,050,000,000, (y) LaSalle is rated less than A/B by Keefe Bankwatch, or (z) LaSalle ceases to be a federally insured bank, Chicago Title, upon notice to 161, may require that the Letter of Credit be replaced, at Landlord's expense, by a letter of credit issued by a bank meeting the criteria set forth in Section 55(c) of the Lease.

December 1, 1989
Page 2

      If the foregoing is your understanding and agreement, please so indicate by executing and delivering the duplicate copy of this letter to the undersigned.

                                       Sincerely,

                                       Chicago Title and Trust Company


                                       By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: Senior Vice President and Chief
                                               Financial Officer

Agreed to and Accepted this
1st day of December, 1989

161 North Clark Street Limited Partnership

By: Linpro Chicago Property I
    Limited Partnership


    By: /s/ Michael Pepper
       ---------------------------------------
        Michael Pepper,
        a managing general director

6030r

                 [LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]

                                       December 6, 1989

VIA MESSENGER                          VIA TELECOPY

161 North Clark Street Limited         161 North Clark Street Limited
  Partnership                            Partnership
c/o The Linpro Company                 The Linpro Company
55 West Wacker Drive                   200 Berwyn Park
Suite 1120                             Suite 300
Chicago, Illinois 60601                Berwyn, Pennsylvania 19312

Attention: Mr. Michael Pepper          Attention: Mr. Eric Eichler

VIA TELECOPY

161 North Clark Street Limited
  Partnership
c/o Argus Realty Services, Inc.
1211 Avenue of the Americas
New York, New York 10036

Attention: President

Gentlemen:

      Reference is made to that certain Lease dated July 24, 1989 by and between Linpro Chicago Land Limited Partnership, an Illinois limited partnership ("Linpro"), and Chicago Title and Trust Company, an Illinois corporation ("Chicago Title"), as assigned by Linpro to 161 North Clark Street Limited Partnership ("161") (such Lease, as so assigned and as amended is herein referred to as the "Lease"). All defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Lease.

      Please be advised that Chicago Title hereby exercises its right to lease all of the Additional Vault Space on the same floor

December 6, 1989
Page 2


as the Original Vault Space, in accordance with Section 64(a) of the Lease, thus increasing the total Vault Space to approximately 18,000 square feet.

                                    Very truly yours,

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:  /s/ [ILLEGIBLE]
                                       ---------------------------------

                                       Its  Senior Vice President and
                                            General Counsel
                                            ----------------------------

cc:   Sigmund T. Weiner, Esq. (Via Telecopy)
      Sue Ann Fishbein, Esq. (Via Telecopy)
      Edwin A. Howe, Jr., Esq. (Via Telecopy)

                [LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]

                                       December 8, 1989

VIA MESSENGER                          VIA TELECOPY

161 North Clark Street Limited         161 North Clark Street Limited
  Partnership                            Partnership
c/o The Linpro Company                 The Linpro Company
55 West Wacker Drive                   200 Berwyn Park
Suite 1120                             Suite 300
Chicago, Illinois 60601                Berwyn, Pennsylvania 19312

Attention: Mr. Michael Pepper          Attention: Mr. Eric Eichler

VIA TELECOPY

161 North Clark Street Limited
  Partnership
c/o Argus Realty Services, Inc.
1211 Avenue of the Americas
New York, New York 10036

Attention: President

Gentlemen:

      Reference is made to that certain Lease, dated July 24, 1989 by and between LINPRO Chicago Land Limited Partnership, an Illinois Limited Partnership, (LINPRO), and Chicago Title and Trust Company, an Illinois Corporation ("Chicago Title"), as assigned by LINPRO to 161 North Clark Street Limited Partnership ("161") (such Lease, as so assigned and as amended is herein referred to as the "Lease"). All defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Lease.

December 8, 1989
Page 2


      Please be advised that Chicago Title hereby elects to have the third pair of escalators installed between the third and fourth floors in accordance with
Section 41 of the Lease.

      Chicago Title has identified the location of the escalators via drawings transmitted to LINPRO on December 7, 1989.

                                    Very Truly yours,

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:  /s/ [ILLEGIBLE]
                                       ---------------------------------

                                       Its  Senior Vice President and
                                            General Counsel
                                            ----------------------------

cc:  Sigmund T. Weiner, Esq.
     Sue Ann Fishbein Esq.
     Edwin A. Howe, Jr., Esq.

                           SECOND AMENDMENT TO LEASE

      This Second Amendment to Lease ("Amendment") dated as of Dec 23, 1992, is made by and between 161 NORTH CLARK STREET LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation ("Tenant").

                                   RECITALS:

      A. Linpro Chicago Land Limited Partnership ("Linpro Land") and Tenant heretofore entered into that certain Lease (the "Lease") dated as of July 24, 1989, by and between Landlord and Tenant and covering approximately 248,000 square feet of Rentable Area in the Building, as amended as described below.

      B. Landlord, the beneficiary under LaSalle National Bank Trust Agreement dated November 11, 1989, and known as Trust No. 114995, has succeeded to the interest of Linpro Land under the Lease.

      C. The Lease has been amended by First Amendment to Lease dated November 17, 1989, and by letter agreements dated October 31, 1989, November 17, 1989, November 30, 1989, December 1, 1989, December 6, 1989, and December 8, 1989, between Landlord (or its predecessor) and Tenant, copies of which are attached hereto. The term "Lease" shall mean the Lease, as heretofore amended.

      D. Landlord and Tenant now desire to amend the Lease in the manner hereinafter set forth to, among other things, include additional space in the Premises and to substitute space in the mid-rise portion of the Building for the Top Floor.

                                  WITNESSETH:

      NOW, THEREFORE, for and in consideration of the covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Definitions. All capitalized or defined terms in this Amendment which are not defined in this Amendment will have the same meanings as are ascribed to such terms in the Lease. As used in this Amendment and in the Lease, the following terms shall have the meanings set forth below:

            (a) "Additional Space" means the space depicted on Exhibit B-1 hereto located on the tenth (10th) floor of the Building.

            (b) "Additional Space Rent Commencement Date" means the date which is nine (9) months from the Low-Rise Commencement Date.

            (c) "Initial Office Premises" is amended to mean the "Original Office Space" and the "Additional Space." The Original Office Space includes the Mid-Rise Substitute Floor.

            (d) "Mid-Rise Substitute Floor" means the thirty-second (32nd) floor of the Building.

      2. Lease of Additional Space. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Additional Space for a term commencing on the Low-Rise Commencement Date and ending on the same date as the termination date for the lease of the Original Premises, as extended, subject to earlier termination as provided in the Lease. All the terms of the Lease apply to the lease of Additional Space, except as provided in this Amendment.

      3. Substitution of Mid-Rise Substitute Floor for Top Floor. Landlord and Tenant agree that the Mid-Rise Substitute Floor shall be substituted for and leased by Tenant in place of the Top Floor. All provisions of the Lease relating to the Top Floor shall be applicable to the Mid-Rise Substitute Floor, except as provided in this Amendment, and all references to the Top Floor shall be to the Mid-Rise Substitute Floor.

            (a) References in Section 35 and 51(c) to the substantial completion or state of construction of the high-rise portion of the Building or the Top Floor shall be to the mid-rise portion of the Building and Mid-Rise Substitute Floor, respectively.

            (b) References to the High-Rise Access Date shall be to the Mid-Rise Access Date, which shall be deemed to be June 1, 1992, notwithstanding anything to the contrary in the Lease. References to the High-Rise Commencement Date shall be to the Mid-Rise Commencement Date, which shall be deemed to be November 1, 1992, notwithstanding anything to the contrary in the Lease. References to the High-Rise Rent Commencement Date shall be to the Mid-Rise Rent Commencement Date, which shall be deemed to be June 15, 1993, notwithstanding anything to the contrary in the Lease.

            (c) Rentable Area of the Mid-Rise Substitute Floor is deemed to be 18,963 square feet.

            (d) The decimal used for computing Tenant's Proportionate Share attributable to the Mid-Rise Substitute Floor is .0186.

      4. Base Rent.

            (a) Base Rent for the Additional Space shall be payable at the same rate for the same periods as for the Original Office Space within the low-rise portion of the Building, except that Base Rent for Additional Space shall not commence until the Additional Space Rent Commencement Date.

            (b) Base Rent for the license to use the Loading Dock Bay shall be payable annually in advance commencing on each October 1, at the rate of $17,500 for the year commencing October 1, 1992. Base Rent for the Loading Dock Bay shall be payable annually in advance each year thereafter on each October 1 and Base Rent shall be increased each year by $500. If the Expiration Date is other than a September 30, Base Rent for the Loading Dock Bay for the year in which the Expiration Date falls shall be prorated for the period prior to the Expiration Date.

            (c) Section 1(b) of the Lease is amended to delete the paragraph relating to Base Rent for the Top Floor (on page 4) and replacing it with the following:

            "Base Rent for the Mid-Rise Substitute Floor will commence on the Mid-Rise Rent Commencement Date. Base Rent per square foot of Rentable Area per year for the Mid-Rise Substitute Floor for the initial Term will be:

                        Lease Years           Base Rent
                        -----------           ---------
                      Lease Years 1 - 4        $16.50
                      Lease Years 5 - 8        $20.50
                      Lease Years 9 - 12       $24.50
                      Lease Years 13 - 16      $28.50
                      Lease Years 17 - 20      $33.50"

      5. Additional Rent for Additional Space. Tenant shall pay Additional
Rent with respect to the Additional Space as provided in Section 2 of the Lease.

      6. Location of Premises. Pursuant to Section 1(a) of the Lease, Landlord and Tenant are attaching floor plans identifying the precise location of the Original Premises.

            (a) Original Office Space is depicted on the floor plans attached as Exhibit B-2 hereto (labeled B-2-1, B-2-2, B-2-3, B-2-4 and B-2-5).

            (b) Original Vault Space and other Vault Space which Tenant has elected to lease as of the date hereof is depicted on the floor plans attached as Exhibit B-3 hereto.

            (c) Lobby Space is depicted on Exhibit B-4 hereto.

            (d) Exhibit B to the Lease consists of Exhibits B-1, B-2, B-3 and B-4 and depicts the Initial Premises. References in Section 1(a) and elsewhere in the Lease to the location of the Lobby Space, Vault Space or Original Office Space as being as shown on Attachments 1, 10 or 20 (being schematic drawings) shall refer to Exhibit B instead.

      7. Rentable Area.

            (a) Rentable Area of the Original Office Space is deemed to be 251,120 square feet; provided that for purposes of the calculation of the Chicago Title Participation Percent it shall be 248,000.

            (b) Rentable Area of the Original Vault Space and other Vault Space included in the Premises is deemed to be 16,370.5 square feet (which shall supersede any area shown in the letter agreement dated December 6, 1989).

            (c) Rentable Area of the Lobby Space is deemed to be 1,500 square feet.

            (d) Rentable Area of the Additional Space is deemed to be 13,655.7 square feet.

            (e) Rentable Area of the Initial Office Premises is 264,775.7, being the sum of the Rentable Area of the Additional Space and the Original Office Space.

      8. Tenant's Proportionate Share. Tenant's Proportionate Share (including the Original Office Space and Additional Space) is deemed to be .2722, being the sum of (a) .2582 (for Original Office Space) plus (b) .0140 (for the Additional Space).

      9. Post-Occupancy Expansion Space. Landlord has previously identified Post-Occupancy Expansion Space as being space on floors 11, 12 and 13, as depicted on Exhibit J hereto. Rentable Area of Post-Occupancy Expansion Space on the 11th floor is 28,814.2, on the 12th floor is 24,678.7 and on the 13th floor is 25,067.1.

      10. Landlord's Allowance. Landlord's Allowance described in Section 37 shall be applicable to the Additional Space and Mid-Rise Substitute Floor, being part of the Initial Premises.

      11. Low-Rise and Mid-Rise Access Date. The Low-Rise Access Date is agreed to be February 3, 1992. The Mid-Rise Access Date is agreed to be June 1, 1992.

      12. Low-Rise Commencement Date and Low-Rise Rent Commencement Date. The Low-Rise Commencement Date is agreed to be October 1, 1992, and the Low-Rise Rent Commencement Date is agreed to be November 1, 1992.

      13. Mid-Rise Commencement Date and Mid-Rise Rent Commencement Date. The Mid-Rise Commencement Date is agreed to be November 1, 1992. The Mid-Rise Rent Commencement Date means June 15, 1993.

      14. Parking. The phrase "Original Office Premises" used in Section 48 is corrected to be the "Original Office Space." Tenant shall be entitled to use up to thirty-one (31) parking spaces as a result of its lease of the Additional Space, leaving a balance of nineteen (19) spaces to which Tenant may be entitled under the circumstances set forth in Section 48 upon leasing more office space. The number of spaces which Tenant is entitled to use is subject to reduction in case of termination of its lease of any part of the Office Premises pursuant to
Section 48. Parking spaces shall be located as shown on new Attachment 9 attached hereto, which supersedes Attachment 9 attached to the Lease. Tenant has advised Landlord that Tenant elects to use two (2) spaces during 1992 and 1993 and shall execute parking agreements in connection with such parking. On or before each anniversary of the Low-Rise Commencement Date Tenant shall notify Landlord on the number of spaces it elects to use during the next calendar year. Once Tenant has elected a number of spaces to use for a year it shall pay for such spaces for such year on the basis provided in Section 48 of the Lease and shall not increase or decrease the number of spaces it uses during such year. However, Tenant may either increase or decrease the number of spaces it uses in any subsequent calendar year; provided, however, the number of parking spaces shall not exceed the permitted maximum described above in this Section 14.

      15. Delivery of Possession of Additional Space. The provisions of Sections 4, 6, 50, 51 and 62 shall apply to Landlord's delivery of possession of the Additional Space, as part of the Initial Office Premises.

      16. Pre-Occupancy Expansion Space. Tenant has not elected to lease Pre-Occupancy Expansion Space and the option granted to Tenant under Section 39 has expired.

      17. Janitorial. Tenant has elected not to contract with its own janitor to provide janitorial services under Section 5(c) of the Lease for the period to and including September 30, 1993; provided, however, Tenant has not waived its right to provide its own cleaning services if Tenant is dissatisfied with cleaning and janitorial services of Landlord's contractor, on the terms set forth in Section 5(c).

      18. Escalators. Pursuant to Section 41 of the Lease, by letter dated December 8, 1989 Tenant has elected to have Landlord construct a third pair of escalators, therefore, Landlord is not obligated to pay the lobby allowance described in Section 41.

      19. Section 66 Deleted. Section 66 of the Lease is hereby deleted.

      20. Real Estate Brokers.

            (a) Tenant represents and warrants that Tenant has directly dealt with and only with Equis Corporation ("Equis") (whose commission, if any, shall be paid by Landlord pursuant to separate agreement dated November 28, 1988, as amended by agreements dated May 5, 1989, June 30, 1989 and November 1, 1989) as broker in connection with this Amendment and lease of Additional Space and the substitution of Mid-Rise Substitute Floor and agrees to indemnify and hold Landlord, and the Building Manager and leasing agent of the Real Property harmless from all claims, losses, liabilities, damages, liens, costs and expenses including without limitation reasonable attorneys' fees, arising from any claims or demands of any other broker or brokers or finders or Equis other than pursuant to the aforesaid brokerage agreement for any commission due or alleged to be due such other broker or brokers or finders or Equis other than pursuant to the aforesaid brokerage agreement claiming to have dealt with Tenant in connection with this Lease or with whom Tenant hereafter deals or whom Tenant hereafter employs.

            (b) Landlord represents and warrants to Tenant that Landlord has not dealt with any broker other than Equis in connection with this Amendment and lease of Additional Space and the substitution of the Mid-Rise Substitute Floor and agrees to indemnify and hold Tenant harmless from and against any and all claims, losses, liabilities, damages, liens, costs and expenses, including, without limitation, reasonable attorneys' fees arising from any claims or demands of Equis arising pursuant to the aforesaid brokerage agreement or any other broker or brokers or finders for any commission due or alleged to be due Equis arising pursuant to the aforesaid brokerage agreement or such other broker or brokers or finders claiming to have dealt with Landlord in connection with this Lease or with whom Landlord hereafter deals or whom Landlord hereafter employs.

      21. Entire Agreement. The entire agreement of the parties with respect to the Additional Space, Mid-Rise Substitute Floor and other matters contained in this Amendment is set forth in this Amendment and in the Lease, as amended hereby. No prior agreement or understanding with respect to such Additional Space (including the January 31, 1992, letter agreement) or the Mid-Rise Substitute Floor (including the June 19, 1992 letter agreement) or other matters shall be valid or of any force or effect and are merged herein, and Tenant acknowledges that Landlord has not made and Tenant has not relied on any representation or warranty by Landlord in connection with the lease of the Additional Space or Mid-Rise Substitute Floor, except as set forth in this Amendment.

      22. Lease in Full Force and Effect. Except as herein provided, all the terms and provisions of the Lease shall remain in full force and effect, and are hereby ratified and confirmed, including, without limitation, the terms of
Section 34 of the Lease which shall apply to the Lease, as amended by this Amendment.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed by their authorized representatives as of the date first above written.

                                  LANDLORD:

                                  161 NORTH CLARK STREET LIMITED
                                  PARTNERSHIP, a Delaware limited partnership

                                  By:  LINPRO CHICAGO PROPERTY I
                                       LIMITED PARTNERSHIP, an Illinois
                                       limited partnership, General Partner

                                       By: /s/ [ILLEGIBLE]
                                          -----------------------------------
                                          Managing General Partner

                                       By:
                                          -----------------------------------
                                          Managing General Partner

                                  By:  CLARK STREET GENERAL
                                       CORPORATION B.V., a Netherlands
                                       corporation

                                       By: /s/ [ILLEGIBLE]
                                          -----------------------------------
                                          Managing Director

                                       By: /s/ [ILLEGIBLE]
                                          -----------------------------------
                                          Managing Director

                                  TENANT:

                                  CHICAGO TITLE AND TRUST COMPANY,
                                  an Illinois corporation

                                  By: /s/ [ILLEGIBLE]
                                     ----------------------------------------
                                     Its: Sr. V.P.

                         SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF:
                         LA SALLE NATIONAL TRUST, N.A. as Trustee under Trust No. 114995 and not personally
                         By /s/ [ILLEGIBLE] Vice President
                         Attest /s/ Nancy A. Stack Assistant Secretary

 RIDER ATTACHED TO AND MADE A PART OF SECOND AMENDMENT TO LEASE DATED 12-23-92

This Second Amendment to LEASE is executed by LA SALLE NATIONAL TRUST, N.A., not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated 11-17-89 and known as Trust No. 114995 at LA SALLE NATIONAL TRUST, N.A., to all provisions of which Trust Agreement this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said LEASE contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and that so far as said Trustee is concerned the owner of any indebtedness or liability accepting hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has no control over, and under this LEASE assumes no responsibility for (1) the management or control of such property, (2) the upkeep, inspection, maintenance or repair of such property (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon such premises. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

                              SUPPLEMENT TO LEASE
                             CONFIRMING LEASE TERM

      THIS LEASE SUPPLEMENT is made the 13th day of July, 1993 by and between LASALLE NATIONAL BANK, not personally but solely as Trustee under Trust Agreement dated November 17, 1989 and know as Trust No. 114995, as Landlord, and Chicago Title and Trust Company an Illinois corporation, as Tenant.

                                    RECITALS

      A. By lease ("Lease") dated July 24, 1989, between Landlord and Tenant, Landlord leased to the Tenant and the Tenant leased from Landlord, for the Term and upon the terms and conditions therein set forth, certain space on the 2-10, 32 floors of the building located at 161 North Clark Street Chicago, Illinois. Capitalized terms used herein shall have the meanings set forth in the Lease.

      B. The Lease provided that the parties shall execute a supplement to the Lease confirming the Commencement Date of the Term, if the actual Commencement Date differs from the Commencement Date set forth in the Lease.

      The parties hereto agree as follows:

      1. The Commencement Date shall be October 1, 1992.

      2. The Term shall expire on September 30, 2012, being the Expiration Date, unless sooner terminated.

      3. This instrument incorporates Section 34 of the Lease as if fully set forth herein. This instrument is executed by LaSalle National Bank, not personally but solely as Trustee, as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee. All the terms, provision, stipulations, covenants and conditions to be performed by LaSalle National Bank are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against LaSalle National Bank by reason of any of the terms, provisions, stipulations, covenants or statements contained in this instrument.

                                      LANDLORD:

                                      LASALLE NATIONAL BANK, not personally
                                      but as Trustee, aforesaid

                                      By:   /s/ [ILLEGIBLE]
                                         ----------------------------------
                                      Its: [ILLEGIBLE]
                                         ----------------------------------

                                      TENANT:

                                              CHICAGO TITLE AND TRUST
                                         ----------------------------------

                                      By:   /s/ [ILLEGIBLE]
                                         ----------------------------------

                                      Its: VP, REAL ESTATE
                                         ----------------------------------

                                      ATTEST:

                                      By:   /s/ Doreen K. Joyce
                                         ----------------------------------

                                      Its: [ILLEGIBLE]
                                         ----------------------------------

                                           "OFFICIAL SEAL"
                                           Doreen K. Joyce

                                      Notary Public, State of Illinois
                                      My Commission Expires 6/30 [ILLEGIBLE]

                [LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]

September 24, 1996

Mr. John Lamb
Equity Office Properties, L.L.C.
161 North Clark Street
Chicago, IL 60601

RE:   Lobby Space, Chicago Title & Trust Center

Dear John:

IAW Paragraph 46(P) of the lease between 161 North Clark Street Limited Partnership (as successor to Linpro Chicago Land Limited Partnership) and Chicago Title and Trust Company, you are hereby advised that this correspondence will serve as a "Lobby Termination Notice."

The "Lobby Termination Date" will be September 30, 1997. Via separate correspondence, please acknowledge receipt of this notice and provide a calculation supporting the amount of the termination payment due on September 30, 1997.

Sincerely,

/s/ James R. Taylor
----------------------------
James R. Taylor
Vice-President, Real Estate

cc:   Stuart Bilton
      Michael Powers
      Richard P. Toft
      John Wallace
      Martin Woodrow